United States
Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A
Proxy statement pursuant to section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

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AMBASSADORS INTERNATIONAL, INC.

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EXPLANATORY NOTE
     Ambassadors International, Inc. (the “Company”) is amending its definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on November 3, 2009 (the “2009 Proxy Statement”) in order to amend language in the 2009 Proxy Statement under the caption “Where You Can Find Additional Information” to clarify that (i) Exhibits 99.1 and 99.2 to the Company’s Current Report on Form 8-K/A (Amendment No. 2) filed with the SEC on November 2, 2009, which exhibits present a revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for the years ended December 31, 2008 and 2007, (ii) Sections of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, filed with the SEC on August 14, 2009: “Part I. Item 1. Financial Statements,” and “Part I. Item 2 - Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and (iii) “Item 4.01 - Change in Registrant’s Certifying Accountant” of the Company’s Current Report on Form 8-K filed with the SEC on July 7, 2009 (collectively, the “Included Materials”) are included in rather than incorporated. The Proxy Statement (including the Included Materials) was mailed to stockholders on or about November 2, 2009. Except as stated herein, there are no other revisions to the 2009 Proxy Statement. The Included Materials are filed hereby.
Capitalization
     The second paragraph under the caption “Description of the Exchange Offer—Impact of the Exchange Offer on the Company’s Capitalization” on page 10 of the 2009 Proxy Statement is hereby amended and restated in its entirety as follows:
     This table should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2009, which is included as part of this proxy statement under the caption “Where You Can Find Additional Information and Included Materials—Included Materials— Part I. Item 1. Financial Statements and Part I. Item 2 — Management’s Discussion and Analysis of Financial Condition and Results of Operations from Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.”
Unaudited Pro Forma Financial Data
     The first paragraph under the caption “Description of the Exchange Offer—Unaudited Pro Forma Financial Data” on page 10 of the 2009 Proxy Statement is hereby amended and restated in its entirety as follows:
     The following unaudited pro forma financial statements are based on, and should be read in conjunction with our audited financial statements as of and for the year ended December 31, 2009 and related notes thereto, our unaudited financial statements as of and for the six months ended June 30, 2009 and related notes thereto, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for each such period, all of which are included in this proxy statement. See “Where You Can Find Additional Information and Included Materials.”
Acknowledgement of Independent Registered Public Accounting Firm
     The section under the caption “Acknowledgement of Independent Registered Public Accounting Firm” on page 29 of the 2009 Proxy Statement is hereby amended and restated in its entirety as follows:
ACKNOWLEDGEMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Ernst & Young LLP agrees to the inclusion in this Proxy Statement of its report dated April 14, 2009 (except for the effects on the consolidated financial statements of (i) the discontinued operations and the retrospective application of FSP APB 14-1 to all periods presented and (ii) the restatement, all described in Note 1, as to which the date is September 25, 2009 and October 29, 2009, respectively), with respect to the consolidated financial statements of Ambassadors International, Inc. See “Where You Can Find Additional Information and Included Materials.”
Where You Can Find Additional Information and Included Materials
     The section of the 2009 Proxy Statement under the heading “Where You Can Find Additional Information” is hereby amended and restated as follows to reflect the fact that the Included Materials are included in and form part of the 2009 Proxy Statement, rather than being incorporated by reference:

WHERE YOU CAN FIND ADDITIONAL INFORMATION AND INCLUDED MATERIALS

Where You Can Find Additional Information

     The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that the Company files at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at www.sec.gov, from which interested persons can electronically access the Company’s SEC filings.

     The following information is included in and forms part of this proxy statement:

•	Exhibits 99.1 and 99.2 to its Current Report on Form 8-K/A (Amendment No. 2), filed with the SEC on November 2, 2009 which exhibits present a revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for the years ended December 31, 2008 and 2007.

•	Sections of its Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, filed with the SEC on August 14, 2009: “Part I. Item 1. Financial Statements,” and “Part I. Item 2 — Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

•	“Item 4.01 — Change in Registrant’s Certifying Accountant” of its Current Report on Form 8-K, filed with the SEC on July 7, 2009.
     Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of reports, proxy statements or other information concerning the Company, without charge, by written or telephonic request directed to our Corporate Secretary at Ambassadors International Inc., 2101 4th Avenue, Suite 210, Seattle, Washington 98121 or (206) 292-9606.
     Representatives of Moss Adams LLP, our current independent public registered accounting firm will be present at the Special Meeting. Such representatives will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
     Representatives of Ernst & Young LLP, our independent public registered accounting firm for our fiscal year ended December 31, 2008, will not be present at the Special Meeting.

Included Materials
Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for the years ended December 31, 2008 and 2007
Management’s Discussion and Analysis of Financial Condition and Results of Operations (Reflects the retroactive application of FSP APB 14-1, the reclassification of certain businesses of the Company as discontinued operations in accordance with SFAS 144 and the reclassification of the loss on disposal on two vessels from Other income (expense) to Operating income (loss) from continuing operations)
Overview
     Throughout 2007 and 2008, we operated as a cruise, marine and travel and events company. Our cruise operations included U.S.-flagged cruise ships that sailed along the inland rivers and coastal waterways of North America and international-flagged ships that sail to destinations in the Caribbean, Europe, the Americas and the Greek Isles.
     In April 2008, we announced our intention to sell the Majestic America Line operations and not operate any of the ships under the Majestic America Line brand in 2009. In February 2009, we announced our intention to focus solely on Windstar Cruises. We plan to sell all non-Windstar Cruises related assets including our Majestic America Line Assets that we announced in April 2008, in order to concentrate our efforts on our international small ship luxury segment. We believe that Windstar Cruises has the most potential long term growth for our shareholders and believe that a successful sale of our other businesses would provide us with stability in a difficult economy. We have engaged third party firms to facilitate the sale of our non-Windstar Cruises assets.
The Company further determined that the Marine Group and Cypress Re qualified for the “held-for-sale” treatment under Statement of Financial Accounting Standard (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), subsequent to year end. Accordingly, the accompanying financial statements have been updated to present the operations of Marine Group and Cypress Re as discontinued operations and the assets and liabilities of these two business units are classified as “held for sale” and “liabilities related to assets held for sale”. SFAS No. 144 provides that if the discontinued operations had been a reportable segment, the Company is not required to disclose information about the discontinued segment as required by SFAS No 131, “Disclosures about Segments of an Enterprise and Related Information.”
     Through our travel and events business, we provide event services to corporations, associations and trade show companies. In addition, we developed, marketed, and managed performance improvement programs utilizing travel incentives and merchandise awards designed to achieve specific corporate objectives, including achieving sales goals, improving productivity and attracting and retaining qualified employees. Our clients included Fortune 1000 companies, and other large and small businesses.
     In 2006 and 2007, we completed several major acquisitions in the cruise and marine segments. In 2007, we successfully integrated both the marine acquisitions, as well as the acquisition of Windstar Cruises. The integration of our domestic cruise operations proved to be more challenging than anticipated and resulted in a significant loss for the years ended December 31, 2007 and 2008.
Critical Accounting Policies
     Our consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and costs and expenses during the period. We evaluate our estimates and judgments, including those which impact our most critical accounting policies, on an ongoing basis. We base our estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, within the framework of current accounting literature.
     Our businesses are seasonal. Historically, we have recognized the majority of our operating results in the first and second quarters of each fiscal year. As a result of our cruise related acquisitions and the size of our cruise operations in relation to our overall operations, the majority of our operating results will be recognized in the second and third quarters of each fiscal year, which coincide with our cruising season. Our annual results would be adversely affected if our revenue were to be substantially below seasonal norms during the second and third quarters of a year.
     The following is a list of the accounting policies that we believe require the most significant judgments and estimates, and that could potentially result in materially different results under different assumptions or conditions.

Revenue Recognition
     We recognize revenues in accordance with GAAP, including SEC Staff Accounting Bulletin No. 104, “Revenue Recognition” and EITF 99-19, “Reporting Revenue Gross as a Principal versus Net as an Agent.” We recognize revenue when persuasive evidence of an arrangement exists, the service fee is fixed or determinable, collectibility is reasonably assured and delivery has occurred.
Passenger Ticket Revenue and Onboard and Other Cruise Revenues
     Passenger ticket revenue is recorded net of applicable discounts. Passenger ticket revenue and related costs of revenue are recognized when the cruise is completed. We generally receive from our customers a partially refundable deposit within one week of booking a tour, with the balance typically remitted 60 days prior to the departure date. If customers cancel their trips, the nonrefundable portion of their deposit is recognized as revenue on the date of cancellation. Passenger revenue representing travel insurance purchased at the time of reservation is recognized upon the completion of the cruise or passenger cancellation, whichever is earlier and our obligation has been met. Onboard and other cruise revenue are comprised of beverage and souvenir sales and optional shore excursions are deferred and recognized as revenue when the cruise is completed.
Travel and Event Related
     We bill travel participants, mainly consisting of large corporations, in advance, and the cash received is recorded as a participant deposit. We pay for certain direct program costs such as airfare, hotel and other program costs in advance of travel, and record such payments as prepaid program costs. We recognize travel revenue and related costs when travel convenes and classify such revenue as travel and incentive related. This revenue is reported on a net basis, reflecting the net effect of gross billings to the client less any direct program costs.
     Revenue from hotel reservation, registration and related travel services is recognized when the convention operates. Revenue from the sale of merchandise is recognized when the merchandise is shipped, the service has been provided or when the redemption periods have expired. Revenue from pre-paid, certificate-based merchandise incentive programs is deferred until our obligations are fulfilled or upon management’s estimates (based upon historical trends) that it is remote that the certificate will be redeemed. These revenues are reported on a net basis, reflecting the net effect of gross billings to the client less any direct program or merchandise costs.
Property, Vessels and Equipment
     Property, vessel and equipment are stated at cost, net of accumulated depreciation. Cost of maintenance and repairs which do not improve or extend the lives of the respective assets are expensed as incurred. Major additions and betterments are capitalized. Our ships are capitalized and depreciated using the straight-line method over the expected useful life ranging up to 30 years, net of a residual value which generally is approximately 15%. Ship replacement parts are capitalized and depreciated upon being placed in service. Office and shop equipment is capitalized and depreciated using the straight-line method over the expected useful life of the equipment, ranging up to 10 years. Leasehold improvements are amortized using the straight-line method over the lesser of the expected useful life of the improvement or the term of the related lease.
     We review our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be fully recoverable. The assessment of possible impairment is based on our ability to recover the carrying value of our assets based on our estimate of their undiscounted future cash flows. If these estimated undiscounted future cash flows are less than the carrying value of an asset, an impairment charge is recognized for the excess, if any, of the asset’s carrying value over its estimated fair value. When property and equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is recognized in the statement of operations. Judgments and estimates made related to property and equipment are affected by factors such as economic conditions, changes in resale values and changes in operating performance. This process requires the use of estimates and assumptions, which are subject to a high degree of judgment. If these assumptions change in the future, we may be required to record impairment charges for these assets. All of our property, vessels and equipment were subject to impairment testing as of December 31, 2008, and only the assets related to the marine division were deemed to be impaired. This charge is included in income (loss) from discontinued operations.
Goodwill and Intangible Assets
     Goodwill and intangible assets with indefinite useful lives are tested for impairment at least annually or sooner whenever events or changes in circumstances indicate that they may be impaired. Management evaluates recoverability using both subjective and objective factors. Subjective factors include the evaluation of industry and product trends and our strategic focus. Objective factors include management’s best estimates of projected future earnings and cash flows. We use a discounted cash flow model to estimate the fair market value of each of our reporting units and indefinite lived intangibles when performing our impairment tests. Assumptions used include growth rates for revenues and expenses, investment yields on deposits, any future capital expenditure requirements and appropriate discount rates. We established reporting units based on our current reporting structure. For purposes of testing goodwill for impairment, goodwill has been allocated to these reporting units to the extent it related to each reporting unit. Intangible assets with finite lives are amortized over their estimated useful lives and reviewed for impairment at least annually or sooner whenever events or changes in circumstances indicate that they may be impaired. The majority of our intangible assets were assigned lives based on contract values associated with each intangible asset. We amortize our acquired intangible assets with finite lives over periods ranging from three to 20 years depending on the contract term where applicable. In connection with our December 31, 2008 impairment testing, the trade name and goodwill associated with our marine division reporting unit were deemed to be impaired and written off and the charge is included as a component of income (loss) from discontinued operations.
Stock-Based Compensation
     In December 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 123 (revised 2004), “Share-Based Payment” (“SFAS No. 123R”). SFAS No. 123R supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and amends SFAS No. 95, “Statement of Cash Flows.” Generally, the fair value approach in SFAS No. 123R is similar to the fair value approach described in SFAS No. 123. In 2005, we used the Black-Scholes-Merton formula to estimate the fair value of stock options granted to employees. We adopted SFAS No. 123R, using the modified-prospective method, beginning January 1, 2006. Based on the terms of our plans, we did not have a cumulative effect of accounting change related to our plans. We also elected to continue to estimate the fair value of stock options using the Black-Scholes-Merton formula.
     Using the Black-Scholes-Merton formula to estimate the fair value of stock-based compensation requires the input of subjective assumptions. These assumptions include estimating the length of time employees will retain their vested stock options before exercising them, risk free interest rates, our dividend yield and the volatility of our common stock price over the expected term. Changes in the subjective assumptions can materially affect the estimate of fair value of stock-based compensation and consequently, the related amount recognized on our consolidated statements of operations.
Income Taxes
     We account for income taxes in accordance with the provisions of SFAS No. 109, “Accounting for Income Taxes.” SFAS No. 109 requires an asset and liability approach which requires the recognition of deferred tax assets and deferred tax liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. In making such determination, a review of all available positive and negative evidence must be considered, including scheduled reversal of deferred tax liabilities, projected future taxable income, tax planning strategies, and recent financial performance. However, due to the cumulative three-year historical losses generated as of the conclusion of 2007 and 2008, SFAS No. 109 largely precludes us from taking into consideration future outlook or forecasted income due to our limited operating history in our domestic cruise business. We concluded that SFAS No. 109 required that the valuation allowance equal 100% of our deferred tax assets at December 31, 2008 and 2007. The establishment of a valuation allowance does not have any impact on cash, nor does such an allowance preclude us from utilizing loss carry-forwards on our deferred tax assets in the future.

     We provide for income taxes based on our estimate of federal and state liabilities. Our estimates may include, among other items, effective rates for state and local income taxes, allowable tax credits, estimates related to depreciation and amortization expense allowable for tax purposes and the tax deductibility of certain other items.
     Our estimates are based on the information available to us at the time that we prepare our income tax provision. We generally file our annual income tax returns several months after our year end. Income tax returns are subject to audit by federal, state, and local governments, generally years after the returns are filed. These returns could be subject to material adjustments or differing interpretations of the tax laws.
     Windstar Cruises is primarily engaged in the international operations of ships. Generally, income from the international operation of ships is subject to preferential tax regimes in the countries where the ship owning companies are incorporated and exempt from income tax in other countries where the ships call due to the application of income tax treaties or, in the case of the United States, Section 883 of the Internal Revenue Code. Income earned by the Company that is not associated with the international operation of ships (“non-Section 883 income”), primarily from the air and ground transportation, hotel and tour business related to Windstar Cruises, is subject to income tax in the countries where such income is earned. In the case of the United States, AICG has retained certain U.S. affiliates of the Company to conduct this business on its behalf and the non-Section 883 income so earned, net of applicable deductions, is fully subject to U.S. federal tax and applicable state and local taxes.
     We believe that substantially all of Windstar Cruises’ income was derived from, or incidental to, the international operation of ships, and therefore all of such income qualifies for exemption from U.S. federal income tax under Section 883 of the Code. We have reserved only for income taxes imposed by countries in which non-Section 883 income is earned, including the United States.
     Pretax earnings of the Windstar Cruises, as earned in our foreign subsidiaries, are only subject to U.S. taxation when effectively repatriated. U.S. income taxes were not provided on undistributed earnings of the Windstar Cruises since we intend to reinvest, as opposed to repatriate, these earnings indefinitely. It is not practical to determine the amount of undistributed earnings or income tax payable in the event we repatriate all undistributed foreign earnings. However, if these earnings were distributed back to the Company, in the form of dividends or otherwise, we would be subject to additional U.S. income taxes
     Effective January 1, 2007, we adopted FASB Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” We are subject to U.S. federal income tax as well as income tax of multiple state and foreign jurisdictions. We believe our tax return positions are fully supported, but tax authorities may challenge certain positions, which may not be fully sustained. We assess our income tax positions and record tax benefits for all years subject to examination based upon management’s evaluation of the facts, circumstances, and information available at the reporting date. For uncertain tax positions where it is more likely than not that a tax benefit will be sustained, we record the greatest amount of tax benefit that has a greater than 50.0% probability of being realized upon effective settlement with a taxing authority that has full knowledge of all relevant information. For uncertain income tax positions where it is more likely than not that a tax benefit will not be sustained, no tax benefit has been recognized in the financial statements. Our policy is to recognize interest and penalties that would be assessed in relation to the settlement value of unrecognized tax benefits as a component of income tax provision.

Results of Operations
     The following table reflects certain income and expense items as a percentage of revenue.

	2008	2007
Revenues	100.0%	100.0%

Costs and operating expenses:
Cruise operating expenses	73.5	73.4
Selling and tour promotion	7.4	15.3
General and administrative	18.8	22.3
Depreciation and amortization	8.2	5.9
Loss on disposal of vessels	4.2	—

	112.1	116.9

Operating loss from continuing operations	(12.1)	(16.9)
Other income (expense), net	(1.2)	(3.1)

Loss from continuing operations before income taxes	(13.3)	(20.0)
Provision (benefit) for income taxes	—	(.5)
Net loss from continuing operations	(13.3)	(19.5)
Net income (loss) from discontinued operations	(9.7)	2.7

Net loss	(23.0)%	(16.8)%

Business Segment Information
In January 2007, we realigned our business segments and report the following business segments: (i) cruise, (ii) travel and events and (iii) corporate and other, which consists of general corporate assets (primarily cash and cash equivalents and investments), and other activities which are not directly related to our cruise, and travel and events operating segments. We reported our Marine Group as a business segment in 2007 and 2008 and included our reinsurance business Cypress Re, within the corporate segment. Following the determination that the Marine Group and Cypress Re would be reported as discontinued operations as described above, our segment reporting has now been updated to exclude the Marine Group and Cypress Re.

     Selected financial information related to these segments is as follows (in thousands):

		Travel	Corporate
	Cruise	and Events	and Other	Total
2008
Revenues	$150,995	$14,941	$—	$165,936
Operating income (loss) from continuing operations (as restated)	(19,136)	2,635	(3,560)	(20,061)
Depreciation and amortization expense	(12,934)	(282)	(250)	(13,466)

Interest and dividend income	39	123	557	719
Interest expense	(1,759)	—	(6,509)	(8,268)
Provision for income taxes	18	1,040	(1,005)	53

Capital expenditures for property, vessels, equipment and intangible assets	(2,664)	(89)	(15)	(2,768)
Goodwill	—	6,275	—	6,275
Other intangibles, net	7,282	—	—	7,282
Total assets	155,132	8,921	15,710	179,763
2007
Revenues	154,394	14,511	—	168,905
Operating income (loss) from continuing operations	(24,045)	1,467	(5,979)	(28,557)
Depreciation and amortization expense	(9,668)	(265)	(114)	(10,047)

Interest and dividend income	963	486	1,274	2,723
Interest expense	(4,044)	—	(4,451)	(8,495)
Provision (benefit) for income taxes	(2,977)	3,657	(1,454)	(774)

Capital expenditures for property, vessels, equipment and intangible assets	(20,019)	(297)	(872)	(21,188)
Goodwill	—	6,275	—	6,275
Other intangibles, net	8,431	—	—	8,431
Total assets	251,196	12,453	46,478	310,127

Results for Year Ended December 31, 2008 Compared Year Ended December 31, 2007
Revenue
     Total revenue for 2008 was $165.9 million, compared to $168.9 million in 2007, a decrease of $3.0 million or 2%. The decrease in revenue resulted primarily from a decrease in revenue from cruise operations, partially offset by a slight increase in revenue from our travel and events operations. Revenue from our cruise operations decreased by $3.4 million (2.2%) to $151.0 in 2008 primarily due to an increase of $12.9 million from our Windstar Cruises brand offset by a decrease of $16.3 million from our Majestic America Line brand. Revenue from our travel and events operations increased by $0.4 million (3.0%) to $14.9 million in 2008 due to the overall size of events operated during 2008.
     In 2009, if we sell our non-Windstar Cruises assets and businesses, our revenues are expected to decrease on an overall basis from the prior periods due to the decrease in reporting units. Within our Windstar Cruises operations, we expect to carry fewer passengers at lower average per diems (“APD”). APD represents average daily net ticket revenue (total cruise ticket revenues plus non-discountable amounts, less discounts, commissions and various other items) our passengers pay for their respective cruises.
Cruise Operating Expenses
     Cruise operating expenses represents direct expenses incurred with owning and operating our cruise ships. Cruise operating expenses decreased $2.0 million (1.6%) to $122.0 million in 2008. This was due to a decrease in number of operating days and a decease in number of passengers carried by the Majestic America vessels as compared to the prior year. Cruise operating expenses decreased but were offset by the increase in cruise operating expenses for Windstar Cruises due to a full year of operations of Windstar Cruises in 2008 compared to only nine months of operations in 2007.
     In 2008, we experienced high costs for fuel, freight and logistics all of which negatively impacted our cruise operating expenses. We expect cruise operating expenses related to Windstar Cruises to decrease in 2009 as a result of more normalized expenses related to fuel, freight and logistics.
Selling and Tour Promotion
     Selling and tour promotion expenses were $12.4 million in 2008, compared to $26.0 million in 2007. The decrease is primarily due to significant reductions in promotion and marketing expenses for the Majestic America brand in 2008 as compared to 2007. In 2007 we incurred a significant amount of promotion and marketing expenses to launch and establish the Majestic America brand and to promote the full fleet of domestic ships that operated in 2007. In 2008, upon our decision to scale back the Majestic America operations, we stopped all promotional and advertising expenditures related to the Majestic America brand resulting in a decrease of $12.5 million. This was offset by a $2.0 million increase in promotional and advertising materials related to the Windstar Cruises brand as a result of full year operations in 2008 compared to nine months’ operations in 2007.
     We expect selling and tour promotion expenses to decrease in 2009 for the Windstar Cruises brand as a result of decreased promotion efforts necessary in the second full year of operations.
General and Administrative Expenses
     General and administrative expenses decreased in dollar terms and as a percentage of total revenue, to $31.2 million and 18.8% of total revenue in 2008 from $37.5 million and 22.2% of total revenue in 2007. The decrease is primarily due to reduction in the general and administrative expenses incurred by the cruise segment as a result of scaling back the Majestic America operations and administrative costs related to corporate activities.
     We expect general and administrative expenses to decrease in dollar terms in 2009 as a result of the consolidation of our Company and the related decrease in the number of individual operating divisions.
Depreciation and Amortization
     Depreciation and amortization expenses were $13.5 million in 2008, compared to $10.0 million in 2007. The increase is related to the additional depreciation expense resulting from the acquisition of Windstar completed during 2007 and a full year of depreciation in 2008.
     We expect depreciation expense to decrease in 2009 due to the disposal of some of the Majestic America brand vessels in 2008 and the expected disposal of the remaining Majestic America brand vessels in 2009.
Operating loss from continuing operations
     We reported an operating loss of $20.1 million in 2008 compared to $28.6 million in 2007 or a decrease of $8.5 million.

     Operating loss from our cruise segment decreased by $4.9 million to $19.1 million in 2008 from $24.0 million in 2007. The 2007 operating loss in the Majestic America Line division was due to aggressive discounting to drive capacity, over reliance on our direct mail campaigns and increased cruise operating expenses.
     Operating loss from our cruise segment in 2008 also includes a $7.0 million loss on the disposal of vessels related to the return of two of the Majestic American Line vessels to MARAD.
     Operating income from our travel and events segment increased by $1.2 million to $2.6 million in 2008 from $1.4 million in 2007. Operating loss from our Corporate segment decreased $2.4 million, from a loss of $6 million in 2007 to a loss of $3.6 in 2008, primarily due to a reduction in general and administrative expenses.
     The change in operating loss is the result of changes described above.
Other Expense
     In 2008, we recorded other expense of $1.9 million compared to $5.2 million in 2007. Other expense in 2008 consisted primarily of $0.8 million in insurance proceeds related to the Empress of the North and Queen of the West incidents in 2007 and 2006, respectively; $1.1 million in legal settlement related to the grounding of the Empress of the North in March 2006, and $2.6 million in settlement of the dispute related to the purchase of Windstar Cruises. Other expense during 2008 and 2007 included $8.3 million and $8.5 million, respectively of interest expense related to long-term debt assumed in our cruise acquisitions and interest expense on our convertible notes issued in April 2007.
Income Taxes
     We recorded income tax expense of $53,000 for 2008 attributable to continuing operations, compared to income tax benefit of $0.8 million for 2007. In accordance with SFAS No. 109, we recorded a full valuation allowance on our domestic deferred tax assets commencing in the fourth quarter of 2007 through December 31, 2008. A significant factor in determining the requirement for the valuation allowance was our cumulative three-year historical loss generated as of 2007. SFAS No. 109 largely precludes us from taking into consideration future outlook or forecasted income due to our limited operating history in our domestic cruise business. The establishment of a valuation allowance does not have any impact on cash, nor does such an allowance preclude us from utilizing loss carry-forwards in the future.
Loss from continuing operations
Loss from continuing operations was $22.0 million in 2008 and $32.9 million in 2007 or a decrease of $10.9 million. This decrease is primarily attributable to the reduced operating loss in our cruise segement discussed above and a reduction in general & administrative expenses.
Income (loss) from discontinued operations
Income (loss) from discontinued operations reflected a loss of $16.1 million during 2008 and income of $4.5 million in 2007. The loss in 2008 relates to the loss associated with our marine segment that is attributable to a reduction in revenue from our marine operations which decreased by $14.6 million (11.8%) in 2008 due to lower volume of work in 2008 as compared to 2007.
Net Loss
Net loss was $38.2 million in 2008 compared to $28.4 million in 2007 as a result of changes described above.
Liquidity and Capital Resources
     Due to the current global downturn in the economy, specifically the decrease in vacationers’ discretionary spending and the direct impact this has on the reduction in cruise bookings and decrease in corporate spending on incentive programs, we will need additional sources of cash in the immediate future in order to fund operations in 2009. Accordingly, in February 2009, we announced our intention to sell our non-Windstar Cruises related assets, including the operations of marine, travel and events, Majestic America Line and insurance. We hired an investment banking firm who is actively marketing the non-Windstar Cruise assets for immediate sale. In addition to the sale of assets, we are also seeking additional financing sources and renegotiating existing debt obligations. Based on the terms of the asset sales or additional financing, if any, our stockholders may have additional dilution. The amount of dilution could be attributed to the issuance of warrants or securities with other dilutive characteristics, such as anti-dilution clauses or price resets.
     Although we are in discussions with potential buyers and other prospects for additional funds, we currently have no completed funding commitments. If we are not able to sell our remaining non- Windstar Cruises assets, raise additional financing and/or successfully renegotiate existing debt obligations in order to raise funds for operations, we will be forced to extend payment terms with vendors where possible, and/or to suspend or curtail certain of our planned operations and possibly seek protection in bankruptcy. Any of these actions would harm our business, results of operations and future prospects could cause our debt-obligations to be accelerated and could result in potential damages on existing contracts within our marine and travel and events businesses.

     As a result of our need for additional financing and other factors, the report from our independent registered public accounting firm regarding our consolidated financial statements for the year ended December 31, 2008 includes an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. If we cease to continue as a going concern, due to lack of available capital or otherwise, you may lose your entire investment in our company.
     Net cash provided by (used in) operations for the years ended December 31, 2008 and 2007 was ($18.6) million and $3.3  million, respectively. The decrease in cash flows from operations in 2008 compared to 2007 is due to the timing differences in the collection of current assets and the payment of current liabilities offset by the increase in net loss adjusted for non-cash related charges incurred during the period.
     Net cash provided by (used in) investing activities for the years ended December 31, 2008 and 2007 was $10.4 million and ($16.6) million, respectively. Cash provided by investing activities in 2008 was due to the cash received in the reduction of the restriction requirements and proceeds from sale of available-for-sale securities partially offset by purchases of property and equipment, consisting mainly of ship improvements conducted during lay-up and drydock periods, and cash paid for the acquisition of Windstar Cruises. These uses of cash were partially offset by sales of available-for-sale securities net of increases in invested restricted cash.
     In 2009, we will incur capital expenditures and costs for improvements to and maintenance of our ships. In 2009, planned capital expenditures and drydock projects are expected to be approximately $4.3 million for Windstar Cruises. We do not have any material commitments of capital expenditures in our travel and events business in 2009.
     On January 13, 2006, we acquired American West. Under the terms of the agreement, we acquired the membership interests of American West for $1.00, repaid debt of $4.3 million and assumed $41.5 million in fixed-rate, 4.63% debt payable through 2028 and guaranteed by U.S. Maritime Administration (“MARAD”). In addition, the transaction consideration consisted of 250,000 shares of our restricted common stock, which was forfeited because the required financial targets were not met. EN Boat, a subsidiary of the Company and owner of the Empress of the North, was unable to make its semi-annual payment on the note due July 17, 2008 and was unable to cure the payment default within the 30 day cure period. On August 15, 2008, we returned the Empress of the North to MARAD’s custodial control following its last sailing on August 9, 2008. As a result of the disposal of the Empress of the North, we wrote off $34.2 million in assets (primarily vessels) and $37.3 million in liabilities (primarily loans payable) and recorded a $3.1 million gain on disposal for the year ended December 31, 2008. The default under the note will have a limited financial impact because recourse on the default is limited to the Empress of the North.
     On April 25, 2006, we acquired the cruise-related assets of Delta Queen for $2.75 million in cash, the assumption of $9.0 million of passenger deposits and the assumption of $35.0 million of fixed-rate, 6.50% debt payable through 2020 and guaranteed by the U.S. Maritime Administration. In addition, the transaction included contingent consideration of 100,000 shares of our common stock to be granted to Delta Queen if certain future financial targets were met in any of the three years following the close of the transaction. AQ Boat, LLC, a subsidiary of the Company and owner of the American Queen®, was unable to make its semiannual principal payments on the note. On November 15, 2008, we returned the American Queen® to MARAD’s custodial control following its last sailing on November 15, 2008. Under the Trust Indenture, we, as the ultimate parent of AQ Boat, LLC, had guaranteed principal payments on the debt assumed by AQ Boat, LLC and we were required to make principal payments on the debt or additional note amounting to $7.3 million by February 23, 2009, in the event of default by AQ Boat, LLC. Through November 15, 2008, AQ Boat, LLC had paid $6.3 million towards principal payments. At December 31, 2008, we accrued the remaining guaranteed principal payment of $0.9 million. As a result of the disposal of the American Queen®, we wrote off $38.3 million in assets (primarily vessels) and $28.3 million in liabilities (primarily loans payable) and recorded a $10.0 million loss on disposal for the year ended December 31, 2008.
     On April 25, 2006, we acquired the $9.0 million first preferred ship mortgage on a ship, the 150-passenger Columbia Queen, from the U.S. Maritime Administration for $5.0 million. In August 2006, we acquired the $5.0 million second preferred ship mortgage on the Columbia Queen, from the mortgage holder for $3.5 million. On October 13, 2006, we purchased the Columbia Queen during a foreclosure auction for additional consideration of $1,000 and now own the ship outright and operated her in 2007 and 2008.

     On June 12, 2006, we acquired the 48-passenger Executive Explorer for $2.5 million from the U.S. Federal Marshal. We renamed the ship Contessa and operated her in 2007.
     In April 2007, we consummated our acquisition of Windstar Cruises for a total consideration of $72.1 million of which $12.1 million was paid in cash and $60.0 million in seller financing that was subsequently repaid with a portion of the proceeds from our convertible debt offering.
     Net cash used in financing activities during 2008 totaled $3.7 million primarily relating to the payment of cruise-related debt. Net cash provided by financing activities in 2007 totaled $27.0 million and primarily relates to $97.0 million from our convertible debt offering offset by $64.4 million used to repay the seller financing debt incurred in the acquisition of Windstar Cruises and payments on existing debt acquired during the 2006 acquisitions within the cruise segment. In 2007, we also paid $3.3 million of convertible debt offering costs, two cash dividends totaling $0.20 per share paid to common stockholders and $1.6 million for the purchase and retirement of 51,150 shares of our common stock. These payments were partially offset by the proceeds received from the exercise of employee stock options during the period.
     On September 2, 2003, our board of directors authorized a new dividend policy paying stockholders $0.40 per share annually, distributable at $0.10 per share on a quarterly basis. We and our board of directors intend to continually review our dividend policy to evaluate conditions that may affect our desire or ability to pay dividends, which are declared at the discretion of the board of directors. Subsequent to the dividend declared in May 2007, our board of directors has not approved any additional dividends.
     The following dividends have been declared in 2007 on the dates indicated (in thousands):

Record Date	Payment Date	Dividend Amount
2007:
March 12, 2007	March 19, 2007	$1,084
May 21, 2007	May 31, 2007	1,084
     We may, from time to time, be required to enter into letters of credit related to our insurance operations which is presented as discontinued operations, and travel related programs with airlines, travel providers and travel reporting agencies. As of December 31, 2008, we had outstanding $5.9 million in letters of credit related to insurance programs which expire at various dates through 2009. As of December 31, 2008, we had no outstanding letters of credit related to cruise business operations and $0.1 million in letters of credit related to travel and events business operations which expire at various dates through 2009. We have a $6.0 million line of credit to support the outstanding letters of credit which is secured by a certificate of deposit in the same amount and is classified as restricted cash as of December 31, 2008.
     Under Bermuda regulations our insurance subsidiary, which is presented as discontinued operations, is required to maintain a surplus of 20% of gross written premiums or 15% of loss and loss adjustment expense reserves, or $1.0 million, whichever is greater. As of December 31, 2008, Cypress Re had $2.6 million in total statutory capital and surplus which exceeded the required statutory capital and surplus of $1.0 million. In April 2008, we reduced our capital by $3.3 million based on authority from Bermuda.
     In November 1998, our board of directors authorized the repurchase of our common stock in the open market or through private transactions up to $20.0 million. In August 2006, our board of directors authorized an additional $10.0 million for the repurchase of our common stock in the open market or through private transactions, providing for an aggregate of $30.0 million. In 2007, we repurchased 51,150 shares for approximately $1.6 million. In 2008 we made no share repurchases. We do not believe that any future repurchases will have a significant impact on our liquidity.
     Our cruise passenger deposits are primarily received through credit card transactions. As of December 31, 2008, we had $10.6 million of restricted cash held by a bank in cash equivalents and a certificate of deposit as additional amounts required for secure processing of passenger deposits through credit cards. The restricted amounts were negotiated between us and the bank based on a percentage of the expected future volume of credit card transactions within a standard twelve-month period. Due to reductions in the insurance contract liabilities associated with our reinsurance business, we were able to reduce certain letters of credit requirements. During 2008, this reduction made available $6.5 million of cash that was previously restricted. Accordingly this reduction allowed us to reduce our bank facility that secured the letters of credit to $6.0 million as of December 31, 2008.

Events of Default Under Debt Agreements
Reflected as discontinued operations, Assets Held for Sale and Liabilities related to assets held for sale in the accompanying financial statements
     At December 31, 2008, we were in violation of certain financial covenants under a working line of credit with Bank of the Pacific. We received a letter from Bank of the Pacific on March 23, 2009, notifying us of non-compliance and a demand for payment was made. Upon negotiations with the bank, we were able to obtain a waiver of the violation of the covenants until April 9, 2009. On April 13, 2009, we received a notice of payoff pursuant to which Bank of the Pacific exercised its right of setoff whereby the outstanding debt of approximately $1.0 million under the working line of credit was fully repaid utilizing funds in our account maintained at the bank. This working line of credit obligation is included in liabilities related to assets held for sale in the accompanying financial statements as a component of discontinued operations.
Reflected as discontinued operations, Assets Held for Sale and Liabilities related to assets held for sale in the accompanying financial statements
     We also have a $1.6 million note payable with Bank of Pacific with a maturity date of May 10, 2010 secured by property. Due to the default under the working line of credit with Bank of the Pacific described above, we are subject to a cross default under the note payable. Accordingly, the full amount of the obligation has been presented as a current maturity in the accompanying financial statements. This note payable is included in liabilities related to assets held for sale in the accompanying financial statements as a component of discontinued operations.
Continuing Operations
     We did not make a $1.8 million scheduled interest payment due and payable on April 15, 2009 on our 3.75% senior convertible notes. We have until May 15, 2009 to cure this default on our 3.75% senior convertible notes, at which time an event of default would have occurred and the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding notes could declare the principal and accrued and unpaid interest on all the outstanding notes to be due and payable immediately. Although there can be no assurances that we will satisfy the scheduled interest obligation prior to May 15, 2009, it is our current intent to cure the default prior to that date.
Off-Balance Sheet Transactions
     We do not maintain any off-balance sheet transactions, arrangements, obligations or other relationships with unconsolidated entities or others that will have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.
Forward-Looking Statements
     Statements contained in this Annual Report on Form 10-K that are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. A forward-looking statement may contain words such as “expect,” “anticipate,” “outlook,” “could,” “target,” “project,” “intend,” “plan,” “believe,” “seek,” “estimate,” “should,” “may,” “assume,” “continue,” and variations of such words and similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. We caution you that actual outcomes and results may differ materially from what is expressed, implied, or forecast by our forward-looking statements. We have based our forward-looking statements on our management’s beliefs and assumptions based on information available to our management at the time the statements are made. Such risks and uncertainties include, among others:
•	our ability to effectively complete our planned sale of assets;

•	our ability to obtain additional financing at reasonable rates;

•	our ability to renegotiate our debt;

•	our ability to continue to operate as a going concern;

•	our ability to effectively and efficiently operate our cruise operations;

•	customer cancellation rates;

•	competitive conditions in the industries in which we operate;

•	marketing expenses;

•	extreme weather conditions;

•	timing of and costs related to acquisitions;

•	the impact of new laws and regulations affecting our business;

•	negative incidents involving cruise ships, including those involving the health and safety of passengers;

•	cruise ship maintenance problems;

•	reduced consumer demand for vacations and cruise vacations;

•	changes in fuel, food, payroll, insurance and security costs;

•	the availability of raw materials;

•	our ability to enter into profitable marina construction contracts;

•	changes in relationships with certain travel providers;

•	changes in vacation industry capacity;

•	the mix of programs and events, program destinations and event locations;

•	the introduction and acceptance of new programs and program and event enhancements by us and our competitors;

•	other economic factors and other considerations affecting the travel industry;

•	changes in U.S. maritime tax laws;

•	potential claims related to our reinsurance business;

•	the potentially volatile nature of the reinsurance business; and

•	other factors discussed in this Annual Report on Form 10-K.
     A more complete discussion of these risks and uncertainties, as well as other factors, may be identified from time to time in our filings with the Securities and Exchange Commission, including elsewhere in this Annual Report on Form 10-K, or in our press releases. We disclaim any obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Financial Statements and Supplementary Data (reflects the retroactive application of FSP APB 14-1 and the reclassification of certain businesses of the Company as discontinued operations in accordance with SFAS 144)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Directors and Stockholders
Ambassadors International, Inc.
          We have audited the accompanying consolidated balance sheets of Ambassadors International, Inc. as of December 31, 2008 and 2007, and the related consolidated statements of operations (as restated in 2008), changes in stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
          In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Ambassadors International, Inc. at December 31, 2008 and 2007, and the consolidated results of its operations (as restated in 2008) and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.
          As discussed in Note 1, the accompanying consolidated statement of operations for 2008 has been restated for the correction of a classification error. This error resulted from the exclusion of the loss from disposal of certain assets from the subtotal of the Company’s operating loss from continuing operations.
          As discussed in Note 1 to the consolidated financial statements, as a result of the adoption of Financial Accounting Standards Board Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments that May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”) on January 1, 2009, the Company retrospectively adjusted its consolidated financial statements to reflect the presentation and disclosure requirements of this new accounting standard.
          The accompanying financial statements have been prepared assuming that Ambassadors International, Inc. will continue as a going concern. The current economic environment is negatively impacting the Company. The Company has incurred recurring operating losses and is not in compliance with certain debt covenants at December 31, 2008. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. As more fully described in Note 1, the Company has announced plans to be a cruise only company and has initiated a plan to sell all non-Windstar assets. The 2008 financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.
/s/ ERNST & YOUNG

Irvine, California
April 14, 2009
except for the effects on the consolidated
financial statements of i) the discontinued
operations and the retrospective application of
FSP APB 14-1 to all periods presented and
ii) the restatement, all described in
Note 1, as to which the dates are
September 25, 2009 and October 29, 2009, respectively

Ambassadors International, Inc.
Consolidated Balance Sheets

	December 31,
	2008	2007
	(In thousands, except
	share data)
ASSETS:
Current assets:

Cash and cash equivalents	$10,105	$21,998
Restricted cash	16,625	31,084

Accounts and other receivables, net of allowance of $20 and $20 in 2008 and 2007, respectively	2,367	5,141

Inventory	1,839	3,121

Prepaid costs and other current assets	3,522	8,253

Assets held for sale	28,593	78,528

Total current assets	63,051	148,125

Property, vessels and equipment, net	130,461	212,297
Goodwill	6,275	6,275
Deferred income taxes	746	12,202
Other intangibles, net	7,282	8,431
Other assets	541	1,325

Total assets	$208,356	$388,655

LIABILITIES:
Current liabilities:
Accounts payable	$15,664	$21,281
Passenger and participant deposits	17,221	47,067
Accrued expenses	11,186	7,736
Current portion of long term debt	948	4,468
Deferred income taxes	746	12,202
Liabilities related to assets held for sale	14,978	47,980

Total current liabilities	60,743	140,734
Long term passenger and participant deposits	—	35
Long term debt, net of current portion and net of discount of $10,321 in 2008 and $13,120 in 2007, respectively	86,679	149,155

Total liabilities	147,422	289,924
Commitments and contingencies (Note 12)
Stockholders’ equity:
Preferred stock, $.01 par value; 2,000,000 shares authorized; none issued	—	—
Common stock, $.01 par value; 40,000,000 shares authorized; 11,318,067 and 10,888,655 shares issued and outstanding in 2008 and 2007, respectively	108	108
Additional paid-in capital	111,245	109,758
Accumulated deficit	(50,872)	(12,690)
Accumulated other comprehensive income	453	1,555

Total stockholders’ equity	60,934	98,731

Total liabilities and stockholders’ equity	$208,356	$388,655

See Notes to Consolidated Financial Statements.

Ambassadors International, Inc.
Consolidated Statements of Operations

	Year Ended
	December 31,
	2008	2007
	(As restated)
	(In thousands, except per
	share data)
Revenues:

Passenger ticket revenue	$126,248	$131,796

Onboard and other cruise revenue	24,747	22,598

Travel and event related	14,941	14,511

	165,936	168,905

Costs and operating expenses:
Cruise operating expenses:
Compensation and benefits	26,040	27,696
Passenger expenses	10,579	13,420
Materials and services	59,601	52,281
Repairs and maintenance	12,309	17,310
Commissions and other cruise operating expenses	13,438	13,248

	121,967	123,955

Selling and tour promotion	12,355	25,980

General and administrative	31,201	37,480

Loss on disposal of vessels (Note 13)	7,008	—

Depreciation and amortization	13,466	10,047

	185,997	197,462

Operating loss from continuing operations	(20,061)	(28,557)

Other income (expense):

Interest and dividend income	719	2,723
Realized gain (loss) on sale of available-for-sale securities	—	(31)
Interest expense	(8,268)	(8,495)

Other income(expense), net	5,618	651

	(1,931)	(5,152)

(Loss) from continuing operations before income taxes	(21,992)	(33,709)

Provision (benefit) for income taxes	53	(774)

(Loss) from continuing operations	(22,045)	(32,935)
Income (loss) from discontinued operations	(16,137)	4,536

Net (loss) income	$(38,182)	$(28,399)

Earnings (loss) per share from continuing operations:
Basic	$(2.02)	$(3.04)
Diluted	$(2.02)	$(3.04)

Earnings (loss) per share from discontinued operations:
Basic	$(1.47)	$0.42
Diluted	$(1.47)	$0.42

Earnings (loss) per share:
Basic	$(3.49)	$(2.62)
Diluted	$(3.49)	$(2.62)

Weighted-average common shares outstanding:
Basic	10,926	10,838
Diluted	10,926	10,838
See Notes to Consolidated Financial Statements.

Ambassadors International, Inc.
Consolidated Statements of Changes in Stockholders’ Equity

				Retained	Accumulated
			Additional	Earnings	Other
	Common Stock		Paid-In	(Accumulated	Comprehensive
	Shares	Amount	Capital	Deficit)	Income (Loss)	Total
	(In thousands, except share data)
Balance at December 31, 2006	10,838,179	$107	$97,050	$17,877	$703	$115,737
Comprehensive income (loss):
Net loss	—	—	—	(28,399)	—	(28,399)
Other comprehensive loss:
Foreign currency translation, net of tax of $0	—	—	—	—	780	780
Marketable securities, net of tax benefit of $45	—	—	—	—	72	72

Comprehensive loss			—	—		(27,547)
Stock options exercised	60,626	1	648	—	—	649
Issuance of debt with convertible securities			12,124			12,124
Issuance of restricted stock	95,000	—	—	—	—	—
Cancellation of restricted stock	(54,000)	—	(372)	—	—	(372)
Shares repurchased and cancelled	(51,150)	—	(1,576)	—	—	(1,576)
Restricted stock compensation	—	—	1,158	—	—	1,158
Amortization of stock options and restricted stock expense	—	—	726	—	—	726
Dividends ($0.20 per share)	—	—	—	(2,168)	—	(2,168)

Balance at December 31, 2007	10,888,655	108	109,758	(12,690)	1,555	$98,731

Comprehensive income (loss):
Net loss	—	—	—	(38,182)	—	(38,182)
Other comprehensive loss:
Foreign currency translation, net of tax of $0	—	—	—	—	(1,111)	(1,111)
Marketable securities, net of tax benefit of $0	—	—	—	—	9	9

Comprehensive loss				—		(39,284)
Stock options exercised	2,412	—	20	—	—	20
Issuance of restricted stock	450,000	—	—	—	—	—
Cancellation of restricted stock	(23,000)	—	(132)	—	—	(132)
Restricted stock compensation	—	—	813	—	—	813
Amortization of stock options and restricted stock expense	—	—	786	—	—	786

Balance at December 31, 2008	11,318,067	$108	$111,245	$(50,872)	$453	$60,934

See Notes to Consolidated Financial Statements.

Ambassadors International, Inc.
Consolidated Statements of Cash Flows

	Year Ended
	December 31,
	2008	2007
	(In thousands)
Cash flows from operating activities:
Net loss	$(38,182)	$(28,399)
Less: (Loss) income from discontinued operations	(16,137)	4,536

Loss from continuing operations	(22,045)	(32,935)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	13,466	10,047
Provision for losses from uncollectible receivables	2,842	2
Foreign currency translation	9	51
Share-based compensation	1,467	1,512
Amortization of debt discount and deferred offering costs	2,872	2,045
Write-off of intangible assets	—	143
Impairment loss in investment	—	165
Deferred income taxes	—	2,321
Loss on disposal of property, vessels and equipment	7,008	—
Change in assets and liabilities, net of effects of business acquisitions and dispositions:
Accounts and other receivables	(68)	910
Inventory	1,282	(1,570)
Prepaid costs and other current assets	4,696	1,373
Other assets	741	(1,013)
Accounts payable and accrued and other expenses	(1,357)	11,114
Passenger and participant deposits	(29,881)	6,474
Discontinued operations	383	4,082

Net cash provided by (used in) operating activities	(18,585)	4,721

Cash flows from investing activities:
Proceeds from sale of available-for-sale securities	—	34,707
Restricted cash	12,975	(20,000)
Cash paid for acquisition of subsidiary, net of cash received	—	(10,927)
Purchase of property and equipment	(2,793)	(19,839)
Discontinued operations	177	(1,950)

Net cash provided by (used in) investing activities	10,359	(18,009)

(continued on next page)
See Notes to Consolidated Financial Statements.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)

	Year Ended
	December 31,
	2008	2007
	(In thousands)
Cash flows from financing activities:
Proceeds from exercise of stock options	20	649
Proceeds from issuance of convertible note, net of offering costs of $3,299	—	93,701
Dividends paid on common stock	—	(2,168)
Purchase and retirement of common stock	—	(1,576)
Payment of long term debt	(2,804)	(64,142)
Discontinued operations	(883)	576

Net cash provided by (used in) financing activities	(3,667)	27,040

Net increase (decrease) in cash and cash equivalents	$(11,893)	$13,752
Cash and cash equivalents, beginning of year	21,998	8,246

Cash and cash equivalents, end of year	$10,105	$21,998

Supplemental disclosure of cash flow information:
Cash paid for interest	$5,396	$5,320
Cash paid for income taxes	—	—
See Notes 1 and 9 for non-cash investing and financing activities.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
Ambassadors International, Inc.
Notes to Consolidated Financial Statements
1. Description of the Company and Summary of Significant Accounting Policies
The Company
     Ambassadors International, Inc. (the “Company”) was founded in 1967 as a travel services company incorporated in Washington and reincorporated in Delaware in 1995. The Company operates through four wholly-owned subsidiaries: (i) Ambassadors, LLC (“Ambassadors”) which commenced operations in 1996, (ii) Cypress Reinsurance, Ltd (“Cypress Re”) which commenced operations in 2004, (iii) Ambassadors Marine Group, LLC (“AMG” or the “Marine Group”) which was formed in 2006 and (iv) Ambassadors Cruise Group, LLC (“ACG”) which commenced operations in 2006.
     In January 2007, the Company realigned its business segments into the following four business segments: (i)cruise, which includes the operations of ACG; (ii) the Marine Group, which includes the operations of AMG; (iii) travel and events, which includes the operations of Ambassadors; and (iv) corporate and other, which consists of general corporate assets (primarily cash and cash equivalents and investments), the insurance operations of Cypress Re and other activities that are not directly related to the Company’s cruise, marine and travel and events operating segments.
In the first quarter of 2009, the Company announced its intention to sell all non-Windstar assets, including the Marine Group and Cypress Re. The Company further determined that the Marine Group and Cypress Re qualified for the “held-for-sale” treatment under Statement of Financial Accounting Standard (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”). Accordingly, the accompanying financial statements have been updated to present the operations of Marine Group and Cypress Re as discontinued operations and the assets and liabilities of these two business units are classified as “held for sale”. SFAS No. 144 provides that if the discontinued operations had been a reportable segment, the Company is not required to disclose information about the discontinued segment as required by SFAS No 131, “Disclosures about Segments of an Enterprise and Related Information.”
     As of December 31, 2008, the following further describes the operations of the Company’s business segments:
•	Cruise — this segment operates the Majestic America Line and Windstar Cruises. Majestic America Line consists of a North American river and coastal cruise company, American West Steamboat Company (“American West”). ACG acquired American West on January 13, 2006 and the cruise-related assets of Delta Queen Steamboat Company, Inc. (“Delta Queen”) on April 25, 2006. Through the second quarter of 2008 American West operated a seven-ship fleet which includes the 223-passenger Empress of the North, the 142-passenger Queen of the West, the 436-passenger American Queen®, the 412-passenger Mississippi Queen® and the 176-passenger Delta Queen®. On June 12, 2006, ACG acquired the 48-passenger Executive Explorer, renamed Contessa, and on October 13, 2006, ACG acquired the 150-passenger Columbia Queen. On April 2, 2007, ACG, through its wholly-owned subsidiary, Ambassadors International Cruise Group (“AICG”), acquired Windstar Sail Cruises Limited (“Windstar Cruises”), an international-flagged small ship cruise line that operates a three-ship fleet that includes the 312-passenger Wind Surf, 148-passenger Wind Spirit, and 148-passenger Wind Star.

The 2008 cruise schedule included cruises through Alaska’s Inside Passage onboard the Empress of the North, and on the Columbia and Snake Rivers onboard the Empress of the North, Columbia Queen and Queen of the West. The Company also offered historical cruises onboard the American Queen®, Delta Queen® and Mississippi Queen® on many American rivers, including the Mississippi, Ohio, Tennessee, Cumberland and Arkansas Rivers, with stops at many American historic cities, battle grounds and estates, including New Orleans, Memphis and St. Louis. Each of the Company’s cruises offered an onboard historian and naturalist and shore excursions to enhance passengers’ understanding of the wildlife, history and cultures of the areas traveled.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
The Contessa did not operate in 2008, and 2008 was also the farewell season for the Delta Queen®. The Empress of the North and the American Queen® were returned to MARAD’s custodial control in September 2008 and November 2008, respectively. On January 27, 2009, DQ Boat LLC, a wholly owned subsidiary of the Company and owner of Delta Queen® entered into a Bareboat Charter Agreement with Delta Queen, LLC to lease Delta Queen® for use as a fixed location boutique hotel/restaurant/bar at Chattanooga, Tennessee. The Company has announced its intention to sell the Majestic America Line fleet and that it does not intend to sail the Majestic America vessels in 2009.

Since April 2007, the Company, through Windstar Cruises, offers cruise schedules to destinations in the Greek Isles, Caribbean Islands and Costa Rica and cruises on the Mediterranean, the Adriatic, and the Panama Canal on one of its three Windstar Cruises ships.

•	Travel and Events — this segment develops, markets and manages meetings and incentive programs for a nationwide roster of corporate clients utilizing incentive travel, merchandise award programs and corporate meeting services. It provides comprehensive hotel reservation, registration and travel services for meetings, conventions, expositions and trade shows. It also develops, markets, and distributes event portfolio management technology solutions for corporations and large associations.

•	Corporate and Other — This segment consists of general corporate assets (primarily cash and cash equivalents and investments), and other activities which are not directly related to the Company’s cruise, or travel and events segments. .
Restatement of Previously Reported Consolidated Financial Statements
     The Company has restated its consolidated statement of operations for the year ended December 31, 2008. The restatement relates to an error in the Company’s interpretation and application of SFAS 144 and Staff Accounting Bulletin (“SAB”) No. 104 to the $7.0 million loss that resulted from the disposal of two Majestic vessels (as described in Note 13). The loss on the disposal of these assets was previously reported as outside of operating expenses in other income and expense within the statement of operations. Following the restatement, the $7.0 million loss is included within costs and operating expenses within the operating loss from continuing operations. This restatement results in no change in loss from continuing operations or net loss for the period.
Going Concern
     The consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.
     Due to the current global downturn in the economy, specifically the decrease in vacationers’ discretionary spending and the direct impact this has on the reduction in cruise bookings, the Company is anticipating that it will need additional sources of cash flow in order to fund operations in 2009. Accordingly, in February 2009, the Company announced its intention to sell its non-Windstar Cruises related assets, including the operations of marine, travel and events and insurance. This announcement is in addition to the April 2008 announcement of the Company’s intention to sell Majestic America Line. The Company hired an investment banking firm who is actively marketing certain of the non-Windstar Cruise assets for immediate sale. In addition to the sale of assets, the Company is also seeking additional financing sources, including renegotiating existing debt obligations. As of December 31, 2008, the Company was not in compliance with certain debt covenants. Based on the terms of the asset sales or additional financing available, the Company’s stockholders may have additional dilution. The amount of dilution could be attributed to the issuance of warrants or securities with other dilutive characteristics, such as anti-dilution clauses or price resets.
     Although the Company is in discussions with potential buyers and other prospects for additional funds, the Company currently does not have any completed funding commitments or sale transactions. If the Company is not able to sell non-Windstar Cruises assets, raise additional financing and/or renegotiating existing debt obligations in order to raise funds for operations, the Company will be forced to extend payment terms with vendors where possible, and/or to suspend or curtail certain of its planned operations. Any of these actions could harm the business, results of operations and future prospects. These circumstances raise substantial doubt Company’s ability to continue as a going concern.
Basis of Consolidation
     The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries. Intercompany accounts and transactions have been eliminated upon consolidation. The equity method of accounting

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
is used for investment ownership ranging from 20% to 50% where the Company is deemed to have significant influence, but not control. Investment ownership of less than 20 percent is accounted for using the cost method.
Estimates
     The preparation of these consolidated financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in these consolidated financial statements and accompanying notes. Actual results could differ materially from those estimates.
Reclassifications
     Certain reclassifications have been made to amounts in 2007 to conform to the 2008 financial statement presentation.
Credit Risk
     The majority of the Company’s accounts receivable are derived from its travel and events business lines. These accounts receivable represent funds owed from clients and customers, primarily comprised of individuals and corporations, for services or products delivered. Most of the Company’s travel and events programs are billed in advance and are routinely collected prior to the commencement of a program.
     In the Company’s marine business, receivables reflected as assets held for sale represent amounts owed under contracts related to the manufacture and installation of concrete dock systems and are based on contracted prices and payment schedules. The Company usually requires a prepayment on a contract prior to commencing work, the Company makes progress billings during a project and ultimately receives the final retention payment which is due 30 days after a project is completed and accepted by its clients. Each billing represents an account receivable until collected
     The Company generally does not require collateral due to its ability to collect a significant portion of funds in advance along with progress billings. However, the Company is exposed to credit risk in the event that its clients or customers cannot meet their obligations. The Company believes that it maintains adequate reserves for potential credit losses and such losses have been minimal and within management’s estimates.
     Premiums receivable reflected as assets held for sale consist of funds held in trust by the ceding company, and deferred and not yet due premiums from the ceding company. These amounts represent the Company’s earnings and premiums due on its reinsurance business. Such funds are held in trust and are primarily invested in investment grade corporate bonds, government bonds and money market funds. These premiums receivable will be paid to the Company as its reinsurance programs conclude over time. The Company currently conducts all of its quota share reinsurance activity through one ceding company. The Company believes that it maintains adequate reserves for potential credit losses.
Fair Value Measurements
     Effective January 1, 2008, the Company implemented the requirements of SFAS No. 157, Fair Value Measurements (“SFAS No. 157”) for its financial assets and liabilities. SFAS No. 157 refines the definition of fair value, expands disclosure requirements about fair value measurements and establishes specific requirements as well as guidelines for a consistent framework to measure fair value. SFAS No. 157 defines fair value as the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants. Further, SFAS No. 157 requires the Company to maximize the use of observable market inputs, minimize the use of unobservable market inputs and disclose in the form of an outlined hierarchy the details of such fair value measurements.
     SFAS No. 157 specifies a hierarchy of valuation techniques based on whether the inputs to a fair value measurement are considered to be observable or unobservable in a marketplace. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s market assumptions. This

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
hierarchy requires the use of observable market data when available. These two types of inputs have created the following fair value hierarchy:
Level 1 — quoted prices for identical instruments in active markets;

•	Level 2 — quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which significant inputs and significant value drivers are observable in active markets; and

•	Level 3 — valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.
     The Company measures fair value using a set of standardized procedures that are outlined herein for all financial assets and liabilities which are required to be measured at fair value. When available, the Company utilizes quoted market prices from an independent third party source to determine fair value and classifies such items in Level 1. In some instances where a market price may be available, but in an inactive or over-the-counter market where significant fluctuations in pricing could occur, the Company would consistently choose the dealer (market maker) pricing estimate and classify the financial asset or liability in Level 2.
     If quoted market prices or inputs are not available, fair value measurements are based upon valuation models that utilize current market or independently sourced market inputs, such as interest rates, option volatilities, credit spreads, etc. Items valued using such internally-generated valuation techniques are classified according to the lowest level input that is significant to the fair value measurement. As a result, a financial asset or liability could be classified in either Level 2 or 3 even though there may be some significant inputs that are readily observable. Internal models and techniques used by the Company include discounted cash flow and Black-Scholes-Merton option valuation models. The adoption of SFAS No. 157 did not have a material impact on the Company’s consolidated financial position or results of operations.
     On February 12, 2008, the Financial Accounting Standards Board (“FASB”) amended the implementation of SFAS No. 157 related to non-financial assets and liabilities until fiscal periods beginning after November 15, 2008. As a result, the Company has not applied the above fair value procedures to its goodwill and long-lived asset impairment analyses during the current period. The Company believes that the adoption of SFAS No. 157 for non-financial assets and liabilities will not have a material impact on its consolidated financial position or results of operations upon implementation for fiscal periods beginning after November 15, 2008.
     The following table illustrates the Company’s fair value measurements of its financial assets and liabilities as classified in the fair value hierarchy, associated unrealized and realized gains and losses, as well as purchases, sales, issuances, settlements (net) or transfers out of a Level 1 classification. These amounts consisted primarily of available for sale securities. These amounts are presented as assets held for sale and realized gains and losses are recorded in income (loss) from discontinued operations in the Company’s consolidated statement of operations (in thousands):

	Fair Value	Fair Value	Change in	Change in
Fair Value	December 31,	December 31,	Unrealized	Realized
Hierarchy	2008	2007	Gain (loss)(1)	Gain (loss)(1)
Level 1	$185	$2,514	$25	$—
Level 2	—	—	—	—
Level 3	—	—	—	—

(1)	Settlements (net) or transfers out of Level I during the year ended December 31, 2008 amounted to $2,354.
Cash and Cash Equivalents
     The Company invests cash in excess of operating requirements in short-term time deposits, money market instruments, government mutual bond funds and other investments. Securities with remaining maturities of three months or less are classified as cash equivalents.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
Restricted Cash
     The Company’s restricted cash consisted of (in thousands):

	As of December 31,
	2008	2007
Restricted cash to secure credit card processing	$10,644	$17,100
Restricted cash to pay vessel debt	5,981	12,500
Restricted cash to secure letters of credit	—	1,484

Balance at December 31,	$16,625	$31,084

     The Company’s cruise passenger deposits are primarily received through credit card transactions. At December 31, 2007, the Company had $17.1 million of restricted cash held by banks in cash equivalents and a certificate of deposit in order to secure its processing of passenger deposits through credit cards. The restricted amounts were negotiated between the Company and the bank based on a percentage of the expected volume of future credit card transactions within a standard twelve-month period. At December 31, 2008, the amount of restricted cash held by banks related to credit card transactions was $10.6 million.
     Due to reductions in the insurance contract liabilities associated with the Company’s reinsurance business, the Company was able to reduce certain letters of credit requirements. During 2008, this reduction made available $6.5 million of cash that was previously restricted. Accordingly this reduction allowed the Company to reduce its bank facility that secured the letters of credit to $6.0 million as of December 31, 2008.
     As of December 31, 2007, the Company also had $1.5 million included in restricted cash representing principal and interest payments made to a depository account which was used to pay bondholders of certain of the Company’s vessel debt in February 2008 as required under the loan agreement. At December 31, 2008, the Company’s restricted cash did not include any such amounts.
Accumulated Other Comprehensive Income (Loss)
     Accumulated other comprehensive income (loss) is comprised of net unrealized gains and losses on foreign currency translation and marketable securities of $0.5 million and $1.6 million, net of taxes, at December 31, 2008 and 2007, respectively.
Comprehensive Income (Loss)
     Comprehensive income (loss) refers to the aggregate of net income (loss) and certain other revenues, expenses, gains and losses recorded directly as adjustments to stockholders’ equity, net of tax.
Other Investments
     The Company includes its equity investments in other operating companies as other assets in the accompanying balance sheets. The cost of these equity investments is allocated against the underlying fair value of the net assets of the investee. The Company accounts for equity investments with ownership ranging from 20% to 50% using the equity method, as it is deemed that the Company has significant influence, but not control. Equity investments with ownership of less than 20% are accounted for under the cost method. In 2008, the Company wrote down its equity investment in Deer Harbor WI, LLC (“DHWI”) to zero and recorded an impairment charge of $1.1 million, which is included in income (loss) from discontinued operations for the period ended December 31, 2008.
Property, Vessels and Equipment
     Property, vessel and equipment are stated at cost, net of accumulated depreciation. Cost of maintenance and repairs that do not improve or extend the lives of the respective assets are expensed as incurred. Major additions and

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
betterments are capitalized. The ships are capitalized and depreciated using the straight-line method over the expected useful life ranging up to 30 years, net of a residual value that generally approximates 15%. Ship replacement parts are capitalized and are depreciated upon being placed in service. Office and shop equipment is capitalized and depreciated using the straight-line method over the expected useful life of the equipment, ranging up to 10 years. Leasehold improvements are amortized using the straight-line method over the lesser of the expected useful life of the improvement or the term of the related lease.
     The Company performs reviews for the impairment of property and equipment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be fully recoverable. The assessment of possible impairment is based on the Company’s ability to recover the carrying value of our assets based on its estimate of their undiscounted future cash flows. If these estimated undiscounted future cash flows are less than the carrying value of an asset, an impairment charge is recognized for the excess, if any, of the asset’s carrying value over its estimated fair value. All of the Company’s property, vessels and equipment were subject to impairment testing as of December 31, 2008 and only the assets related to the marine division were deemed to be impaired. When property and equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is recognized in the statement of operations.
Drydocking
     The Company capitalizes drydocking costs as incurred and amortizes such costs over the period to the next scheduled drydock and believes that the deferral method provides better matching of revenues and expenses. Drydocking costs are included in prepaid costs and other current assets and in long-term assets in the accompanying balance sheet and are amortized over the cruising season between scheduled drydockings.
Long-Lived Assets Including Intangibles
     Goodwill and intangible assets with indefinite useful lives are tested for impairment at least annually or sooner whenever events or changes in circumstances indicate that they may be impaired. Management evaluates recoverability using both subjective and objective factors. Subjective factors include the evaluation of industry and product trends and the Company’s strategic focus. Objective factors include management’s best estimates of projected future earnings and cash flows. The Company uses a discounted cash flow model to estimate the fair market value of each of its reporting units when it tests goodwill for impairment. Assumptions used include growth rates for revenues and expenses, investment yields on deposits, any future capital expenditure requirements and appropriate discount rates. The Company established reporting units based on its current reporting structure. For purposes of testing goodwill for impairment, goodwill has been allocated to these reporting units to the extent it related to each reporting unit. Intangible assets with finite lives are tested for impairment using an undiscounted cash flow model. The Company amortizes intangible assets with finite lives over their estimated useful lives and reviews them for impairment at least annually or sooner whenever events or changes in circumstances indicate that they may be impaired. The Company amortizes its acquired intangible assets with finite lives over periods ranging from three to 20 years.
     In 2008 the Company recorded an impairment loss of $21.3 million due to the write-down of the assets of the Marine Group. This loss is reflected in loss from discontinued operations in the accompanying financial statements. As a result of its determination that there was a more than 50% likelihood that AMG will be sold in the near term, the Company evaluated the ongoing value of AMG’s long-lived assets and determined that they were impaired. The carrying value of AMG and AMG’s long-lived assets including goodwill at December 31, 2008 was $32.3 million and $18.0 million, respectively. The estimated fair value of AMG at this tme was $11.0 million. Fair value was based on indications of interest received early on in the Company’s sale process, which is still ongoing. In connection with our December 31, 2008 impairment testing, the trade name and goodwill associated with our marine division reporting unit were deemed to impaired and written off. The entire carrying value of the long-lived assets, including goodwill of $2.9 million, was written down to zero at December 31, 2008. The remaining excess carrying value of $3.3 million after the write-off of goodwill and intangible assets was allocated to the remaining assets held for sale . As a result of the current global economic weakness and the Company’s announcement subsequent to the year ended December 31, 2008 that it plans to sell its non-Windstar assets including AMG in the near term, it is

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
reasonably possible that the Company’s estimate of discounted cash flows may change in the near term resulting in the need to adjust its determination of fair value.
Foreign Currency Transactions
     Bellingham Marine operates internationally through its five foreign subsidiaries in Australia, New Zealand, Europe, Singapore and Southeast Asia. The financial statements of these foreign entities are denominated in their local currency and are translated into U.S. dollars for reporting purposes. Balance sheet accounts have been translated using the current rate of exchange at the balance sheet date. Results of operations have been translated using the average rates prevailing throughout the year. Translation gains or losses resulting from the changes in the exchange rates from year-to-year are accumulated in a separate component of stockholders’ equity. Gains or losses resulting from foreign currency transactions are included on the statement of operations in loss from discontinued operations.
Revenue Recognition
     The Company recognizes revenues in accordance with GAAP, including SEC Staff Accounting Bulletin No. 104 “Revenue Recognition,” and EITF 99-19, “Reporting Revenue Gross as a Principal Versus Net as an Agent.” The Company recognizes revenue when persuasive evidence of an arrangement exists, the service fee is fixed or determinable, collectibility is reasonably assured and delivery has occurred.
Passenger Ticket Revenue and Onboard and Other Cruise Revenues
     Passenger ticket revenue is recorded net of applicable discounts. Passenger ticket revenue and related costs of revenue are recognized when the cruise is completed. The Company generally receives from its customers a partially refundable deposit within one week of booking a tour, with the balance typically remitted 60 days prior to the departure date. When customers cancel their trip, the nonrefundable portion of their deposit is recognized as revenue on the date of cancellation. Passenger revenue representing travel insurance purchased at the time of reservation is recognized upon the completion of the cruise or passenger cancellation, whichever is earlier and the Company’s obligation has been met. Onboard and other cruise revenues are comprised of beverage and souvenir sales and optional shore excursions and are deferred and recognized as revenue when the cruise is completed.
Travel and Event Related
     The Company bills travel participants, mainly consisting of large corporations, in advance, and the cash received recorded as a participant deposit. The Company pays for certain direct program costs such as airfare, hotel and other program costs in advance of travel, and records such costs as prepaid program costs. The Company recognizes travel revenue and related costs when travel convenes and classifies such revenue as travel and event related. This revenue is reported on a net basis, reflecting the net effect of gross billings to the client less any direct program costs.
     Revenue from hotel reservation, registration and related travel services are recognized when the convention operates. Revenue from the sale of merchandise is recognized when the merchandise is shipped, the service has been provided or when the redemption periods have expired. Revenue from pre-paid, certificate-based merchandise incentive programs is deferred until the Company’s obligations are fulfilled or upon management’s estimates (based upon historical trends) that it is remote that the certificate will be redeemed. These revenues are reported on a net basis, reflecting the net effect of gross billings to the client less any direct program or merchandise costs.
Selling and Tour Promotion Expenses
     Selling and tour promotion costs are expensed as incurred.
Income Taxes
     The Company accounts for income taxes utilizing the asset and liability approach which requires the recognition of deferred tax assets and deferred tax liabilities for the expected future tax consequences of temporary differences

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
between the carrying amounts and the tax bases of assets and liabilities. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.
Earnings (Loss) Per Share
     Basic earnings (loss) per share for continuing operations, discontinued operations and total is computed by dividing net income (loss) for each of these categories by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed by increasing the weighted-average number of common shares outstanding by the additional common shares that would have been outstanding if the potentially dilutive common shares had been issued. The dilutive effect of options outstanding is reflected in diluted earnings (loss) per share by application of the treasury stock method.
Accounting for Stock-Based Compensation Plans
     The Company has certain stock-based employee compensation plans, which are more fully described in Note 14, “Stock Plans.” On January 1, 2006, the Company adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 123, “Share Based Payment” (“SFAS No. 123R”) using the modified-prospective method. SFAS No. 123R supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees” and related interpretations, and amends SFAS No. 95, “Statement of Cash Flows.” In 2005, the Company used the Black-Scholes-Merton formula to estimate the fair value of stock options granted to employees. The Company adopted SFAS No. 123R, using the modified-prospective method, beginning January 1, 2006. Based on the terms of its plans, the Company did not have a cumulative effect adjustment upon adoption. The Company also elected to continue to estimate the fair value of stock options using the Black-Scholes-Merton formula.
     The adoption of SFAS 123R resulted in compensation expense of $0.8 million and $0.7 million that has been classified in general and administrative expenses related to employee stock options and restricted stock, respectively, for each of the years ended December 31, 2008 and 2007.
     As of December 31, 2008, there was $0.4 million and $1.8 million, respectively, of total unrecognized compensation cost related to nonvested stock options and nonvested restricted stock granted under the Company’s plans expected in future years through 2011. This expected cost does not include the impact of any future stock-based compensation awards.
     No options were granted during 2007 and 2008.
     Upon the adoption of SFAS No. 123R, expected volatility was based on historical volatilities. The risk-free interest rate is based on U.S. Treasury zero-coupon issues with a remaining term equal to the expected option life assumed at the date of grant. The expected term was calculated based on historical experience and represents the time period options actually remain outstanding. The Company estimated forfeitures based on historical pre-vesting forfeitures and will revise those estimates in subsequent periods if actual forfeitures differ from those estimates.
Fair Value of Financial Instruments
     The estimated fair values of the financial instruments as of December 31, 2008 and 2007 are as follows (in thousands):

	2008		2007
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
Financial assets:
Cash and cash equivalents	$10,105	$10,105	$21,998	$21,998
Restricted cash	16,625	16,625	31,084	31,084
Debt	87,627	27,309	153,623	153,623

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
     The following methods and assumptions were used to estimate the fair value of each class of financial instrument for which it is practicable to estimate that value. Potential income tax ramifications related to the realization of unrealized gains and losses that would be incurred in an actual sale and/or settlement have not been taken into consideration.
     Cash and Cash Equivalents — The carrying value of cash and cash equivalents approximates fair value due to the liquid nature of the cash investments.
     Restricted Cash — The fair value of the Company’s restricted cash is based on the certificate of deposit in which the funds are invested and the cash paid toward debt.
     Debt — The carrying value of senior secured notes and mortgage debt approximate fair value since they are estimates based on rates currently prevailing for similar instruments of similar maturities. The fair value of convertible debt is based on recent marketplace transactions.
Dividends Declared
     On September 2, 2003, the Company’s Board of Directors authorized a new dividend policy paying stockholders $0.40 per share annually, distributable at $0.10 per share on a quarterly basis. The Company and its board of directors intend to continually review the dividend policy to ensure compliance with capital requirements, regulatory limitations, the Company’s financial position and other conditions which may affect the Company’s desire or ability to pay dividends in the future. Subsequent to the dividend declared in May 2007, the Company’s board of directors did not approve any additional dividends for 2007 or 2008.
     The following dividends were declared in 2007 on the dates indicated (in thousands):

Record Date	Payment Date	Dividend Amount
2007:
March 12, 2007	March 19, 2007	$1,084
May 21, 2007	May 31, 2007	1,084
Business Segments
     The Company reports segment data based on the “management” approach, which designates the internal reporting used by management for making operating decisions and assessing performance as the source of the Company’s reportable segments.
Recent Accounting Pronouncements
     On May 9, 2008, the FASB issued FSP No. APB14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement).” The FSP requires an issuer of certain convertible debt instruments that may be settled in cash, commonly referred to as Instruments B and C from EITF Issue No. 90-19, “Convertible Bonds with Issuer Option to Settle for Cash upon Conversion,” and any other convertible instruments that require or permit settlement in any combination of cash and shares at the issuer’s option, such as those referred to as “Instrument X,” to separately account for the liability and equity components of the instrument in a manner that reflects the issuer’s nonconvertible debt borrowing rate. The FSP is effective for fiscal years beginning after December 15, 2008 and does not permit early application. However, the transition guidance requires retrospective application to all periods presented, and does not grandfather existing instruments. Accordingly, retrospective application has been reflected in the accompanying financial statements. The Company adopted FSP APB 14-1 on January 1, 2009 and the adoption impacted historical accounting for the Company’s 3.75% Convertible Senior Notes due 2027 resulting in a $1.5 million increase in interest expense for the year ended December 31, 2007 and a $2.2 million increase in interest expense for the year ended December 31, 2008. The adoption also resulted in a $12.1 million increase in additional paid-in capital, a $8.4 million net reduction in long-term convertible notes, a $25,000 increase in prepaid assets, a $3.3 million increase in deferred tax

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
liabilities, a $3.3 million decrease in deferred tax valuation allowance, and a $3.7 million increase in accumulated deficit as of January 1, 2009. The impact on diluted earnings per share for each of the years ended December 31, 2008 and 2007 was an increase in a loss per share of $0.20 and $0.14, respectively.
     In April 2008, the FASB issued FSP No. FAS 142-3, “Determination of the Useful Life of Intangible Assets.” FSP No. FAS 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets. The provisions of FSP No. FAS 142-3 are effective for fiscal years beginning after December 15, 2008. The Company is evaluating FSP No. FAS 142-3 and has not yet determined the impact the adoption of FSP No. FAS 142-3 will have on its consolidated financial statements.
     In December 2007, the FASB issued SFAS No. 141 (R) “Business Combinations.” SFAS No. 141(R) establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree and the goodwill acquired. SFAS No. 141(R) also establishes disclosure requirements to enable the evaluation of the nature and financial effects of the business combination. SFAS No. 141(R) on a prospective basis for business combinations that occur in fiscal years beginning after December 15, 2008. The Company is evaluating SFAS No. 141(R) and has not yet determined the impact the adoption will have on its consolidated financial statements.
     In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an Amendment of Accounting Research Bulletin No. 51.” SFAS No. 160 changes the accounting and reporting for minority interests, which will be recharacterized as non-controlling interests and classified as a component of equity. SFAS No. 160 is effective for fiscal years beginning after December 15, 2008. The Company anticipates the adoption of SFAS No. 160 will not have a material impact on its consolidated financial statements.
     In May 2009, the FASB issued SFAS No. 165, Subsequent Events (“SFAS 165”), which provides guidance on the recognition and disclosure of events that occur after the balance sheet date but before financial statements are issued. The Company adopted SFAS 165 as of June 30, 2009. The adoption of SFAS 165 did not have an impact on the Company’s financial position, results of operation, or cash flows.
     In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 (“SFAS 168”). The new statement modifies the U.S. generally accepted accounting principles hierarchy created by SFAS No. 162 The Hierarchy of Generally Accepted Accounting Principles by establishing only two levels of GAAP: authoritative and non-authoritative. This is accomplished by authorizing the FASB Accounting Standards Codification (“Codification”) to become the single source of authoritative U.S. accounting and reporting standards, except for rules and interpretive releases of the SEC under authority of the federal securities laws, which are sources of authoritative GAAP for SEC registrants. SFAS 168 is effective for financial statements for interim and annual periods ending after September 15, 2009. All existing accounting standard documents are superseded and all other accounting literature not included in the Codification is considered non-authoritative. The Company does not anticipate the adoption of SFAS 168 will have a material effect on the Company’s financial position, results of operation, or cash flows.
2. Business Acquisitions and Investments
BellPort (Reflected as discontinued operations, Assets Held for Sale and Liabilities related to assets held for sale in the accompanying financial statements)
     On February 1, 2005, the Company acquired 100% of the outstanding stock of BellPort. BellPort, located in Newport Beach, California, is a marina services company operating facilities in both the United States and Mexico. In February 2006, BellPort acquired a 34% interest in BellPort Japan through the acquisition of BellJa Holding Company, Inc., a California corporation, for $0.3 million, and extended its license agreement with BellPort Japan through 2010. The Company recorded its proportional share of the loss from BellPort Japan of $0.1 million in 2007 and had incurred losses on its investment up to the original investment amount, resulting in zero investment balance

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
as of December 31, 2007. The Company is not required to contribute any funds to support the operation of this investee. On August 20, 2007, the majority shareholder of BellPort Japan increased its capital contribution in BellPort Japan resulting in dilution of our investment in BellPort Japan from 34% to 0.9%. The Company retained an option (not obligation) to contribute capital to increase our investment to 34%. In July 2008, by mutual agreement with the majority shareholder of BellPort Japan, the Company forfeited this option.
     BellPort has a 50% ownership interest in DHWI. DHWI owns a marina facility in Deer Harbor, Orcas Island, Washington. The Company recorded its proportional share of losses from DHWI of $88,000 and $0.1 million for the years ended December 31, 2008 and 2007, respectively, which are included income (loss) from discontinued operations. In 2008, BellPort had a note receivable from DHWI for $1.9 million secured by a deed of trust on property and bearing interest at a variable rate equal to the applicable London Interbank Offered Rate plus 2.75% per year, adjusted annually. As of December 31, 2008, the interest rate was 5.52%. All unpaid principal and accrued and unpaid interest are due no later than November 30, 2011.
     The Company accounts for its investment in DHWI on the equity method. At December 31, 2007, the investment in DHWI represented $1.4 million, and was included in assets held for sale in the accompanying balance sheets.
     At December 2008, the Company recorded a loss due to the write down to zero of the receivable from DHWI and the investment in DHWI which is included in income (loss) from discontinued operations.
     On February 13, 2006, BellPort purchased certain assets related to the Newport Harbor Shipyard for $0.5 million. Concurrent with the asset purchase, BellPort entered into a long term agreement to lease and operate the shipyard facility beginning April 1, 2006 and ending March 31, 2011.
Windstar Cruises
     In order to expand its cruise offerings to include international cruise offerings, on April 2, 2007, the Company, through its wholly-owned subsidiary AICG, completed its acquisition of all of the issued and outstanding shares of Windstar Cruises from HAL Antillen N.V. (“HAL Antillen”), a unit of Carnival Corporation, plc. Under the terms of the purchase agreement, the Company paid $11.3 million in cash, obtained $60 million in seller financing and assumed $29.0 million in liabilities. The $60 million in seller financing was payable over ten years at 7% and was collateralized by each of the three Windstar Cruises’ ships. In addition, the Company incurred $0.8 million of acquisition costs related to the Windstar Cruises transaction.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
     In accordance with SFAS No. 141, “Business Combinations,” the Windstar Cruises acquisition has been accounted for under the purchase method of accounting. The estimates of fair value of the assets acquired and liabilities assumed are based on management’s estimates. The final purchase price is dependent on the final valuation of the assets acquired, which has not been completed. The following table summarizes the fair value of net assets acquired (in thousands):

Cash and cash equivalents	$1,137
Accounts receivable	5
Prepaid and other current assets	811
Inventory	965
Vessels and equipment	89,497
Intangible assets	8,610

Total assets acquired	101,025

Passenger deposits	(22,966)
Accounts payable and accrued and other expenses	(5,995)
Long term debt	(60,000)

Total liabilities assumed	(88,961)

Net assets acquired	$12,064

     On April 18, 2007, the Company paid off $60 million in seller financing and accrued interest of $0.2 million using proceeds from its convertible senior notes offering discussed in Note 9 “Long-Term Obligations.” The following pro forma information of the Windstar Cruises acquisition reflects the impact to continuing operations for the year ended December 31, 2007 as if the acquisition had occurred as of the beginning of the year instead of April 2, 2007 (in thousands, except per share data):

		Pro Forma
		Windstar	Pro Forma
	As Reported	Cruises	Combined
Revenues	$168,905	$17,463	$186,368

Net income (loss) from continuing operations	$(32,935)	$(1,080)	$(34,015)

Earnings (loss) per share — basic	$(3.04)		$(3.14)

Earnings (loss) per share — diluted	$(3.04)		$(3.14)

3. Reinsurance (Reflected as Discontinued operations, Assets Held for Sale and Liabilities related to assets held for sale in the accompanying financial statements)
     In December 2003, the Company formed Cypress Re and registered it as a Class 3 reinsurer pursuant to Section 4 of the Bermuda Monetary Authority Act to carry on business in that capacity subject to the provisions of the Bermuda Monetary Authority Act.
     The Company reinsures property and casualty risks written by licensed U.S. insurers through Cypress Re. The lines of business that are being reinsured include commercial auto liability, commercial physical damage, commercial property, general liability and workers’ compensation. These risks are associated with members of highly selective affinity groups or associations. Members whose risk is reinsured under a program must meet certain loss control program qualifications. A member of a group must pass certain pre-qualification criteria as part of the underwriting review by a third party.
     The assumed reinsurance transactions are typically reinsured through a quota share agreement in which Cypress Re agrees to accept a certain fixed percentage of premiums written from the ceding company and in general assumes the same percentage of purchased reinsurance, direct acquisition costs and ultimate incurred claims.
     Cypress Re retains the first layer of risk on a per policy basis, which ranges from $250,000 to $500,000, and the third party reinsurer (through excess of loss reinsurance) retains the next layer up to the policy limits of $1.0 million. Cypress Re retains losses up to the aggregate reinsurance limit, which varies with each quota share reinsurance agreement and the third party reinsurer then pays losses in excess of Cypress Re’s aggregate reinsurance limit up to $5.0 million. Cypress Re is responsible for any additional losses in excess of the aggregate reinsurance limit.
     In 2004, the Company transferred its investment interest in two insurance programs to its wholly-owned subsidiary, Cypress Re. On March 29, 2004, Cypress Re entered into a reinsurance agreement which incorporated the terms and conditions of the above interest of these programs. The quota share reinsurance agreement covered a retroactive period from July 1, 2002 through March 29, 2004, as well as a prospective period from March 29, 2004

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
to June 30, 2004. The reinsurance agreement meets the requirements of SFAS No. 113 “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts” and has both prospective and retroactive elements.
     During 2005 and 2004, Cypress Re entered into additional quota share reinsurance agreements. These reinsurance agreements represent participation in selective property and casualty programs. The reinsurance agreements meet the requirements of SFAS No. 113. One of the quota share reinsurance agreements entered into in 2005 covers a retroactive period from May 7, 2004 through May 31, 2005 and a prospective period from June 1, 2005 through June 7, 2006. One of the quota share reinsurance agreements entered into in 2004 covers a retroactive period from January 1, 2003 through May 31, 2004 and a prospective period from June 1, 2004 through December 31, 2004. The other agreements entered into in 2005 and 2004 contain only prospective components.
     Accounting for prospective reinsurance transactions results in premiums and related acquisition costs being recognized over the remaining period of the insurance contracts reinsured. As of December 31, 2008 and 2007, there were no balances in unearned premium reserves, deferred policy acquisition costs or ceded prepaid reinsurance premiums.
     Accounting for retroactive reinsurance transactions results in the reinsurer reimbursing the ceding company for liabilities incurred as a result of past insurable events covered by the underlying policies reinsured. Loss and loss adjustment expenses are initially recorded at the estimated ultimate payout amount and any gain from any such transaction is deferred and amortized into income. Loss and loss adjustment expense reserves are adjusted for changes in the estimated ultimate payout and the original deferred gain is recalculated and reamortized to the balance that would have existed had the changes in estimated ultimate payout been available at the inception of the transaction, resulting in a corresponding charge or credit to income in the period that the changes in estimated ultimate payout are made. There was no unrecognized deferred gain on retroactive reinsurance as of December 31, 2008 and 2007. During 2008 and 2007 Cypress Re recognized in income from discontinued operations $0 and $19,000, respectively, of previously deferred gain.
     As of December 31, 2008 and 2007, premiums receivable, reinsurance recoverable and loss and loss adjustment expense reserves are reflected as assets held for sale and liabilites related to assets held for sale which total $2.0 million, $34,000 and $2.4 million; and $1.2 million, $0.3 million, and $1.1 million, respectively, related to retroactive reinsurance were recorded on the Company’s balance sheet. The December 31, 2008 and 2007 loss and loss adjustment expense reserve balances include reserves for both prospective and retroactive reinsurance as well as $3.3 million and $1.0 million, respectively, for incurred but not reported claims related to retroactive reinsurance.
     Cypress Re retrocedes risk to the ceding company under specific excess and aggregate loss treaties. Cypress Re remains obligated for amounts ceded in the event that the reinsurer does not meet its obligations.
     Premiums receivable at December 31, 2008 and 2007 is comprised of funds held in trust by the ceding company, of $6.3 million and $9.7 million, respectively. In 2008, premium due from the ceding company was $0.3 million and in 2007, deferred and not yet due premiums from the ceding company was $0.3 million. The funds held in trust primarily consist of high grade corporate bonds, government bonds and money market funds.
     As of December 31, 2008 and 2007, reinsurance recoverable and prepaid reinsurance premiums of $0.5 million and $0 million and $1.2 million and $0 million, respectively, relate to a single reinsurer. Cypress Re’s exposure to credit loss in the event of non-payment or nonperformance is limited to these amounts.
     As of December 31, 2008 and 2007, the Company had issued $5.9 million and $10.7 million, respectively, in letters of credit related to property and casualty insurance programs. The letters of credit expire at various dates through 2009.
4. Discontinued Operations
In the first quarter of 2009, the Company announced its plans to sell the Company’s non-Windstar assets including Travel and Events, the Marine Group, Cypress Re and Majestic America Line divisions and to position itself as a cruise company solely addressing the international small cruise ship luxury segment of the

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
market. The assets and liabilities of Travel and Events and Majestic America Line divisions did not qualify for the “held for sale” treatment pursuant to SFAS No. 144, and therefore the results of their operations are included in continuing operations. The assets and liabilities of the Marine Group and Cypress Re qualified for “held for sale” treatment pursuant to SFAS No. 144. The results of the operations of these two divisions are updated to present as discontinued operations.
Summarized operating results for discontinued operations are as follows (in thousands):

	Year Ended
	December 31,	Year Ended
	2008	December 31, 2007
Revenue from discontinued operations	$108,744	$123,803

Operating expenses from discontinued operations	125,659	115,679

Income (loss) from discontinued operations before taxes	(16,480)	8,277

Income tax (expense) benefit	343	(3,741)

Income (loss) from discontinued operations, net of taxes	$(16,137)	$4,536

The assets and liabilities of Marine Group and Cypress Re are presented as “assets held for sale” and “liabilities related to assets held for sale” in the condensed consolidated balance sheet at December 31, 2008 and 2007.
     The major components are as follows (in thousands):

	December 31,	December 31,
	2008	2007
Assets held for sale

Accounts receivable, net	$15,311	$35,657

Costs in excess of billings	5,283	8,410

Investments	—	2,514

Inventory	—	2,630

Insurance receivables	6,313	10,188

Property,vessels and equipment	—	7,495

Goodwill and intangible assets	—	5,628

All other assets	1,686	6,006

	$28,593	$78,528

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)

	December 31,	December 31,
	2008	2007
Liabilities related to assets held for sale:

Accounts payable and accrued expenses	$4,137	$23,722

Billings in excess of costs	4,253	13,108

Case reserves	3,998	6,674

Long term debt	1,927	1,789

All other liabilities, including case reserves	663	2,687

	$14,978	$47,980

5. Accounts Receivable
     Accounts receivable at December 31, 2008 and 2007 (in thousands) consisted of:

	2008	2007
Cruise	$454	$817
Travel and events	1,904	4,149
Corporate and other	29	195

	2,387	5,161
Less allowance for doubtful accounts	(20)	(20)

Total accounts receivable	$2,367	$5,141

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
6. Inventory
     The Company maintains inventories of marine construction materials, fuel, supplies, souvenirs and food and beverage products. Inventories are stated at the lower of cost or market, using weighted average costs. The components of inventory as of December 31, 2008 and 2007 are as follows (in thousands):

	2008	2007
Food, souvenirs and supplies	$1,519	$2,390
Fuel	320	731

	$1,839	$3,121

7. Property, Vessels and Equipment
     Property, vessels and equipment consisted of the following at December 31, 2008 and 2007 (in thousands):

	2008	2007
Ships	$146,095	$221,668
Office furniture, fixtures and equipment	2,329	2,756
Computer software and equipment	5,034	4,916
Leasehold improvements	657	657
Ship work in process	102	70

	154,217	230,067
Less accumulated depreciation and amortization	(23,756)	(17,770)

	$130,461	$212,297

     In 2008, the Company returned the Empress of the North and the American Queen to MARAD and wrote off $34.2 million and $38.3 million, respectively, in assets, primarily vessels
     Depreciation and amortization expense related to property, vessels and equipment was $13.5 million and $10.0 million for the years ended December 31, 2008 and 2007, respectively.
8. Goodwill and Other Intangibles
     Goodwill and other intangibles consisted of the following at December 31, 2008 and 2007 (in thousands):

	2008	2007
Other Intangibles:
Trade name	$7,282	$7,892
Customer list	—	717

	7,282	8,609
Less accumulated amortization	—	(178)

Total other intangibles	$7,282	$8,431

     In 2008, as a result of the final purchase price allocation of the Windstar Cruises acquisition, $0.7 million of customer list was reclassified to trade name and the associated amortization expense of $0.2 million recorded in 2007 was reversed in 2008. The Company determined that as of December 31, 2008, the Windstar trade name was not impaired. Trade name is an indefinite lived asset.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
9. Long term Obligations
     Long-term obligations as of December 31, 2008 and December 31, 2007 were as follows (in thousands):

	2008	2007
Guaranteed principal payment to U.S. Maritime Administration	$948	$69,743

3.75% Convertible Senior Notes, net of unamortized discount and offering costs of $10,321 and $13,120, respectively	86,679	83,880

	87,627	153,623
Less: current portion	948	4,468

Non-current portion	$86,679	$149,155

     At December 31, 2008 and 2007, the Company’s cash-secured revolving credit facility with a bank in the amount of $6.0 million and $12.5 million, respectively, had no balances outstanding at the end of each of the respective periods.
Loans Secured by Ship Mortgages
     In conjunction with ACG’s acquisition of American West, the Company assumed $41.5 million in fixed-rate, 4.63% debt payable through 2028 and guaranteed by the United States Government through MARAD under Title XI, Merchant Marine Act, 1936, as amended, and was secured by a First Preferred Ship Mortgage on the Empress of the North. Annual principal payments of $1.8 million plus accrued interest were required through July 18, 2028. EN Boat, a subsidiary of the Company and owner of the Empress of the North, was unable to make its semi-annual payment on the note due July 17, 2008 and was unable to cure the payment default within the 30 day cure period. On August 15, 2008, the Company returned the Empress of the North to MARAD’s custodial control following its last sailing on August 9, 2008. As a result of the disposal of the Empress of the North, the Company wrote off $34.2 million in assets (primarily vessels) and $37.3 million in liabilities (primarily loans payable) and recorded a $3.1 million gain on disposal for the year ended December 31, 2008. The default under the note will have a limited financial impact because recourse on the default is limited to the Empress of the North.
     In conjunction with ACG’s acquisition of the cruise-related assets of Delta Queen, the Company assumed $35.0 million of fixed-rate, 6.5% debt payable through 2020 and guaranteed by MARAD under Title XI, Merchant Marine Act, 1936, as amended, and secured by a First Preferred Ship Mortgage on the American Queen®. Semi-annual principal payments accumulating to $2.4 million annually plus accrued interest were required through June 2020. AQ Boat, LLC, a subsidiary of the Company and owner of the American Queen®, was unable to make its semiannual principal payments on the note. On November 15, 2008, the Company returned the American Queen® to MARAD’s custodial control following its last sailing in November 2008. Under the Trust Indenture, the Company, as ultimate parent of AQ Boat, LLC, had guaranteed principal payments on the debt assumed by AQ Boat, LLC and the Company was required to make principal payments on the debt or additional note amounting to $7.3 million by February 23, 2009, in the event of default by AQ Boat, LLC. Through November 15, 2008, AQ Boat, LLC had paid $6.3 million towards principal payments. At December 31, 2008, the Company accrued the remaining guaranteed principal payment of $0.9 million. As a result of the disposal of the American Queen®, the Company wrote off $38.3 million in assets (primarily vessels) and $28.3 million in liabilities (primarily loans payable) and recorded a $10.0 million loss on disposal for the year ended December 31, 2008. The default under the note will have a limited financial impact because recourse on the default is limited to the American Queen®.
3.75% Convertible Senior Notes
     On April 3, 2007, the Company closed the sale of $97.0 million of 3.75% Convertible Senior Notes due 2027 (“Notes”) to Thomas Weisel Partners LLC (“Initial Purchaser”), in a private offering, pursuant to a purchase agreement dated March 28, 2007. A portion of the proceeds from the sale of the Notes was used to retire the $60 million in seller financing incurred in connection with the acquisition of Windstar Cruises as discussed in

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
Note 2 “Business Acquisitions and Investments.” The remaining proceeds were to be used for general corporate purposes and future growth of the Company.
     The Company adopted FSP ABP 14-1 January 1, 2009 to account for the 3.75% Convertible Senior Notes in January 2009. In accordance with FSP APB 14-1 the Company measured the fair value of the liability component as $84.9 million and allocated the remaining cash proceeds of $12.1 million to an equity component. A discount rate of 6.875% was used to determine the debt component based on assumed market conditions and the Company’s financial position at the time of debt placement. The adoption of FSP APB 14-1 increases the effective interest rate of the notes to 6.875%. See Note 1.
     The Notes are convertible into shares of the Company’s common stock at an initial conversion rate of 17.8763 shares per $1,000 principal amount of the Notes (which is equivalent to an initial conversion price of approximately $55.94 per share), subject to adjustment upon the occurrence of certain events. Interest on the Notes is payable semi-annually in arrears on April 15 and on October 15 in each year, commencing October 15, 2007. The Company may redeem the Notes in whole or in part after April 15, 2012. After April 20, 2010 and prior to April 15, 2012, the Company may redeem all or a portion of the Notes only if the price of the Company’s common stock reaches certain thresholds for a specified period of time. Holders of the Notes may require the Company to purchase all or a portion of the Notes, in cash, on April 15, 2012, April 15, 2017 and April 15, 2022 or upon the occurrence of specified fundamental changes (as defined in the purchase agreement dated March 28, 2007). If a holder elects to convert Notes in connection with a specified fundamental change that occurs prior to April 15, 2012, the Company will in certain circumstances increase the conversion rate by a specified number of additional shares (see note 20, “Subsequent Events”).
     In connection with the issuance of the Notes, the Initial Purchaser withheld $2.9 million in fees from the proceeds of the offering which amount is classified as debt discount and amortized over a five-year period, the earliest term when the note holders have an option to require the Company to redeem the Notes. The Company also incurred debt offering costs of $0.5 million. Both the debt discount and debt offering costs are being amortized over the five-year period using the effective interest rate method. The unamortized debt discount is included as a component of long-term debt. The unamortized offering costs are included as a component of prepaid costs and other current assets or other assets, respectively, depending on whether the unamortized balance is of a short-term or long-term nature.
     Principal payments on the Company’s debt are scheduled to be paid as follows (in thousands):

Year Ended December 31,
2009	$948
2010	—
2011	—
2012	97,000
2013	—
Thereafter	—

97,948

Less: unamoritized discount and offering costs	(10,321)
Less: current portion	(948)

Non-current portion	$86,679

10. Other Income (expense), net
     Other income (expense), net includes the following at December 31, 2008 and 2007 (in thousands):

	Year Ended
	December 31,
	2008	2007
Insurance proceeds received (Note 12)	$755	$1,012
Proceeds from legal settlements (Note 12)	4,322	—
Foreign currency translation gains (losses)	559	(228)

Other income (expense), net	(18)	(133)

	$5,618	$651

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
11. Income Taxes
     Pretax income (loss) summarized by region is as follows (in thousands):

	Year Ended
	December 31,
	2008	2007
Domestic	$(22,225)	$(42,606)
Foreign	233	8,897

Total pretax income (loss) from continuing operations	$(21,992)	$(33,709)

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
     The income tax provision (benefit) included in the statements of continuing operations is as follows (in thousands):

	Year Ended
	December 31,
	2008	2007
Current:
Federal	$0	$(3,012)
State	36	(469)
Foreign	17	19

Total current	53	(3,462)

Deferred:
Federal	0	1,840
State	0	848
Foreign	0	0

Total deferred	0	2,688

Total income tax (benefit) provision	$53	$(774)

     The reconciliation of U.S. statutory federal income tax expense to income tax provision (benefit) on income (loss) before income taxes is as follows (in thousands):

	2008		2007
	Amount	%	Amount	%
Provision (benefit) at the federal statutory rate	$(7,558)	34.0%	$(14,466)	34.0%
Change in valuation allowance	8,846	(39.8)	15,212	(35.8)
State income tax, net of federal benefit	(689)	3.1	(1,381)	3.3
Rate adjustment	72	(0.3)	(66)	0.2
Reserve adjustment	—	—	—	—
Impairment of goodwill	—	—	—	—
Impairment of other long-lived assets	—	—	—	—
Foreign rate differential	—	—	—	—
Other permanent and return to provision items	(618)	2.8	(73)	0.2

	$53	(0.2)%	$(774)	(1.9)%

     Components of the net deferred tax assets and liabilities for continuing operations are as follows (in thousands):

	2008	2007
Deferred tax assets:
Accrued vacation and compensation	$1,403	$1,030
Intangible assets	1,657	1,935
Allowance for billing reserve	238	129
Loss and loss adjustment expense reserves	0	0
Net operating loss carryforward	18,892	19,909
Other	104	121

Total deferred tax assets	22,294	23,124
Valuation allowance for deferred tax assets	(15,247)	(10,922)

Total deferred tax assets, net of valuation allowance	7,047	12,202

Deferred tax liabilities:
Property and equipment	(3,739)	(8,234)
Other	(3,308)	(3,968)

Total deferred tax liabilities	(7,047)	(12,202)

Net deferred tax assets (liabilities)	$0	$0

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
     Components of the net deferred tax assets and liabilities for discontinued coperations are as follows (in thousands):

	2008	2007
Deferred tax assets:
Accrued vacation and compensation	$840	$1,140
Intangible assets	(32)	(290)
Allowance for billing reserve	1,865	838
Loss and loss adjustment expense reserves	134	199
Net operating loss carryforward	1,207	0
Other	1,538	262

Total deferred tax assets	5,552	2,149
Valuation allowance for deferred tax assets	(8,428)	(629)

Total deferred tax assets, net of valuation allowance	(2,876)	1,520

Deferred tax liabilities:
Intangibles	—	(773)
Property and equipment	2,305	(893)
Other	877	(269)

Total deferred tax liabilities	3,182	(1,935)

Net deferred tax assets (liabilities)	$306	$(415)

     At December 31, 2008, the Company has federal, state and foreign net operating loss (“NOL”) carryforwards of $57.7 million, $37.3 million and, $3.6 million, respectively. The federal and state NOL carryforwards begin to expire in 2011 and 2009, respectively. The foreign NOL carryforwards do not expire. Utilization of these losses may be subject to an annual limitation due to ownership change constraints set forth in the Internal Revenue Code of 1986 and similar state tax provisions.
     The Company has recorded valuation allowances of $27.0 million and $15.5 million at December 31, 2008 and 2007, respectively, due to uncertainty related to the future utilization of certain deferred tax assets. In 2008, the Company increased its valuation allowance related to deferred tax assets by $11.4 million. Based on all available positive and negative evidence at December 31, 2008, the Company has concluded that the realizability of the net domestic deferred tax assets does not meet the more likely than not threshold under SFAS 109.
     Pretax earnings of a foreign subsidiary or affiliate are subject to U.S. taxation when effectively repatriated. U.S. income taxes and foreign withholding taxes were not provided on undistributed earnings of foreign subsidiaries. The Company intends to reinvest these earnings indefinitely in its foreign subsidiaries. It is not practical to determine the amount of undistributed earnings or income tax payable in the event the Company repatriated all undistributed foreign earnings. However, if these earnings were distributed to the U.S. in the form of dividends or otherwise, the Company would be subject to additional U.S. income taxes and foreign withholding taxes, offset by an adjustment for foreign tax credits.
     The following table summarizes the changes to unrecognized tax benefits for the year ended December 31, 2008:

Balance at January 1, 2007	$551
Additions based on tax positions related to the current year	91
Reductions for tax positions of prior years	(18)
Other	(47)

Balance at December 31, 2007	577
Additions based on tax positions related to the current year	33
Reduction as a result of lapse of applicable statute of limitations	(43)
Other	46

Balance at December 31, 2008	$613

     The Company expects a $0.1 million decrease to its unrecognized tax benefits within the next 12 months due to the lapse of applicable statute of limitations.
     The Company is subject to United States federal income tax as well as income tax of multiple state and foreign jurisdictions. With few exceptions, the Company is no longer subject to United States federal income tax examinations for years before 2005; state and local income tax examinations before 2004; and foreign income tax examinations before 2004.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
     Currently the Company is not under Internal Revenue Service, state, local or foreign jurisdiction tax examinations.
     The Company’s continuing practice is to recognize potential accrued interest and penalties related to unrecognized tax benefits within its global operations in its provision for income taxes. During 2008, an adjustment of ($0.1) million was made to interest and penalties due to the lapse of applicable statute of limitations. To the extent interest and penalties are not assessed with respect to the uncertain tax positions, amounts accrued will be reduced and $0.1 million will be reflected as a reduction of the overall income tax provision.
     Utilization of the federal and state NOL and tax credit carryforwards may be subject to a substantial annual limitation due to ownership change limitations that have occurred previously or that could occur in the future provided by Section 382 of the Internal Revenue Code of 1986, as amended, as well as similar state and foreign provisions. These ownership changes may limit the amount of the NOL and tax credit carryforwards that can be utilized annually to offset future taxable income. The Company has not completed a study to assess whether a change of control has occurred due to the significant complexity and cost associated with such study and that there could be additional changes in control in the future. If the Company has experienced a change of control, utilization of the Company’s NOL and tax credit carryforwards would be subject to an annual limitation under Section 382. Any limitation may result in expiration of a portion of the carryforwards before utilization. Any carryforwards that will expire prior to utilization as a result of such limitations will be removed from deferred tax assets with a corresponding reduction of the valuation allowance. Due to the existence of the valuation allowance, future changes in the Company’s unrecognized tax benefits will not impact the Company’s effective tax rate.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
12. Commitments and Contingencies
Leases
     The Company leases office facilities and office equipment under non-cancelable operating leases. Certain of the Company’s leases have escalation clauses. The Company’s obligations under non-cancelable lease commitments are as follows (in thousands):

Year Ending December 31,
2009	$945
2010	667
2011	383
2012	358
2013	386

$2,739

     Total rent expense for the years ended December 31, 2008 and 2007 was $1.5 million and $1.5 million, respectively.
     The Company entered into agreements to sublease office facilities in Newport Beach, California to a related party. Sublease rental income for the years ended December 31, 2008 and 2007 was $60,000 and $60,000, respectively.
Letters of Credit
     In the ordinary course of business the Company may from time to time be required to enter into letters of credit related to its insurance programs and for its travel related programs with airlines, travel providers and travel reporting agencies. As of December 31, 2008, the Company has issued $5.9 million in letters of credit related to property and casualty insurance programs which expire at various dates through 2009. As of December 31, 2008, the Company has issued the Company also has issued $0.1 million in letters of credit related to travel and event business operations which expire at various dates through 2009. The Company has a $6.0 million line of credit to support the outstanding letters of credit which is secured by a certificate of deposit in the same amount and is classified as restricted cash as of December 31, 2008.
General Claims
     The Company is subject to claims, suits and complaints, which have arisen in the ordinary course of business. In the opinion of management and its legal counsel, all matters are without merit or are of such a nature, or involve such amounts as would not have a material effect on the financial position, cash flows or results of operations of the Company.
Surety Bonds
     The Company is often required to provide surety bonds to secure its performance under construction contracts, development agreements and other arrangements. The Company’s ability to obtain surety bonds primarily depends upon its capitalization, working capital, past performance, management expertise and certain external factors, including the overall capacity of the surety market. As of December 31, 2008, the Company maintained $16.3 million in surety bonds related to its marine segment.
     The Federal Maritime Commission regulates passenger ships with 50 or more passenger berths departing from U.S. ports and requires that operators post surety bonds to be used in the event the operator fails to provide cruise services, or otherwise satisfy certain financial standards. The Company has secured a $8.7 million surety bond as security under the Federal Maritime Commission.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
Ship Incidents
     In April 2008, a fire occurred in the engine room of the Queen of the West, while the vessel was cruising between The Dalles and John Day Locks in Oregon. The fire was extinguished with no injuries to guests. The Columbia Queen was brought into service in April, earlier than originally scheduled, in order to accommodate guests while the Queen of the West was undergoing repairs. The incident sailing and eight additional sailings were cancelled. As of December 31, 2008, the Company incurred costs related to relocating passengers and crew, vessel repair costs and refund passenger deposits totaling $0.4 million which have been recorded in operations. In addition, the Company lost revenue of $2.4 million as a result of the cancellations of the nine sailings. During the third quarter of 2008, the Company received $0.4 million in insurance recoveries which was recorded as a reduction to the cruise operating expenses. The Company is in the process of seeking additional insurance related recoveries with respect to this incident but has recorded no receivables related to the estimated recoveries as of December 31, 2008.
     On May 14, 2007, the Empress of the North ran aground in Southeast Alaska. No passengers or crew were injured during the incident. The ship was in drydock for damage inspection and repairs for approximately seven initial weeks. In September 2007, the ship re-entered drydock for additional repairs for a total of four additional non-consecutive weeks. The ship ended her season on October 27, 2007 to enter her scheduled drydock layup period early in order to complete work on her propulsion system. The Queen of the West assumed operation of the remaining published itineraries of the Empress of the North. As of December 31, 2007, the Company recorded in cruise operating expenses $6.1 million in costs associated with additional ship repairs, passenger relocation and crew expenses incurred as a result of the incident. These expenses were offset by estimated insurance recoveries of $4.1 million. As of December 31, 2007, the estimated impact of this incident was $5.3 million which includes estimated lost revenues. The Company is in the process of seeking additional insurance related recoveries from the grounding; however, due to the uncertainty regarding the claims no additional amounts were recorded as expected to be received as of December 31, 2008.
     On March 24, 2006, the Empress of the North ran aground near the Washougal Upper Range on the Columbia River in Washington in order to avoid collision with a tug boat. No passengers or crew were injured during the grounding. The ship was in drydock for damage inspection and repairs for approximately four weeks. The ship was released and began operations on April 16, 2006. As of December 31, 2006, the Company recorded in cruise operating expenses $2.7 million in costs associated with ship repairs, passenger relocation and crew expenses incurred as a result of the grounding. These expenses were partially offset by insurance recoveries of $1.7 million received in the second quarter of 2006. In addition, the Company received $0.5 million related to insurance recoveries under its business interruption insurance which is recorded in other income for the year ended December 31, 2006. The Company filed a claim against the tug boat operator and was awarded $1.1 million as a settlement of the case which amount has been recorded in other income in the third quarter of 2008.
Legal Proceedings
     On February 26, 2008, the Company and several of its subsidiaries were named in a complaint by David Giersdorf, the former President of ACG in the Superior Court of Washington for King County. Mr. Giersdorf has alleged he was improperly terminated and has claimed damages which appear to be in excess of $70.0 million. Mr. Giersdorf’s claims, based on verbal agreements, include the following: (i) he left a tenured position with Holland America Line (HAL), which well-positioned him to be the President of HAL earning a multi-million dollar annual salary until retirement; (ii) he was denied the opportunity to vest in 87,500 option shares and 30,000 restricted stock grants, which should be valued at a $47 per share stock price; (iii) his assistance in acquiring Windstar Cruises and his work in the transition of its vendors and employees entitles him to approximately $54.0 million; (iv) he is owed compensation for future acquisitions; and (v) he is owed sums for reputation and emotional damage. We believe all of Mr. Giersdorf’s claims lack merit and will defend them vigorously, but are not able at this time to estimate the outcome of this proceeding.
     On October 28, 2008, the Company entered into a settlement agreement with HAL Antillen N.V., whereby the Company received on October 31, 2008, approximately $2.6 million related to a dispute that arose from the purchase of Windstar Cruises, which amount has been recorded as “Other income” in the fourth quarter ended December 31, 2008.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
13. Impairment or Disposal of Long-Lived Assets
     EN Boat, a subsidiary of the Company and owner of the Empress of the North, was unable to make its semi-annual payment on the note due July 17, 2008 and was unable to cure the payment default within the 30 day cure period. On August 15, 2008, the Company returned the Empress of the North to MARAD’s custodial control following its last sailing on August 9, 2008. As a result of the disposal of the Empress of the North, the Company wrote off $34.2 million in assets (primarily vessels) and $37.3 million in liabilities (primarily loans payable) and recorded a $3.1 million in gain on disposal for the quarter ended September 30, 2008. The default under the note will have a limited financial impact because recourse on the default is limited to the Empress of the North.
     AQ Boat, LLC, a subsidiary of the Company and owner of the American Queen, surrendered the American Queen to MARAD’s custodial control on November 15, 2008. As a result of the disposal of the American Queen, the Company wrote off $38.3 million in assets (primarily vessels) and $28.3 million in liabilities (primarily loans payable) and recorded a $10.0 million in loss on disposal for the quarter ended December 31, 2008. The Company, as the ultimate parent of AQ Boat, LLC, had guaranteed principal and interest payments on the debt assumed by AQ Boat, LLC. The Company’s limited guarantee required it to make principal payments on the debt or additional note amounting to approximately $7.3 million by February 23, 2009, in the event of default by AQ Boat, LLC. As of December 31, 2008, AQ Boat LLC had made $6.3 million in payments and the Company has accrued the remaining guaranteed payment of $0.9 million.
     In April 2008, the Company announced its intention to sell the Majestic America Line. As of December 31, 2008, the net assets of the Majestic America Line did not qualify for “held-for-sale” treatment under SFAS No. 144. The Company also determined that there was no impairment of the remaining assets of Majestic America Line as of December 31, 2008.
     In 2008 the Company recorded an impairment loss of $21.3 million due to the write-down of the assets of the Marine Group. This loss is reflected in income (loss) from discontinued operations in the accompanying financial statements. As a result of its determination that there was a more than 50% likelihood that AMG will be sold in the near term, the Company evaluated the ongoing value of the Marine Group long-lived assets and determined that they were impaired. The carrying value of the long-lived assets, including goodwill, at December 31, 2008 was $32.3 million and $18.0 million respectively. The estimated fair value of AMG was $11.0 million. Fair value was based on indications of interest received early on in the Company’s sale process, which is still ongoing. The entire carrying value of the long-lived assets, including goodwill of $2.9 million, was written down to zero at December 31, 2008. The remaining excess carrying value of $3.3 million after the write-off of goodwill and intangible assets was allocated to the remaining assets held for sale. As a result of the current global economic weakness and the Company’s announcement subsequent to the year ended December 31, 2008 that it plans to sell its non-Windstar assets including AMG in the near term, it is reasonably possible that the Company’s estimate of fair value may change in the near term resulting in the need to adjust its recorded value.
14. Stock Plans
     The Company adopted the 1995 Equity Participation Plan (the “1995 Plan”) during 1995 and amended and restated the 1995 Plan in 1998, 1999 and 2002. In 2005, the Company adopted the 2005 Incentive Award Plan (the “2005 Plan”) and amended and restated the 2005 Plan in 2007. Both the 1995 Plan and the 2005 Plan provide for the grant of stock options, awards of restricted stock, performance or other awards or stock appreciation rights to directors, employees and consultants of the Company. The maximum number of shares which may be awarded under the 1995 Plan is 2,200,000 shares. The maximum number of shares which may be awarded under the 2005 Plan is 1,200,000 shares. Under the terms of both the 1995 Plan and the 2005 Plan, options to purchase shares of the Company’s common stock are granted at a price set by the Compensation Committee of the Board of Directors, not to be less than the par value of a share of common stock and if granted as performance-based compensation or as incentive stock options, no less than the fair market value of the stock on the date of grant. The Compensation Committee establishes the vesting period of the awards. Vested options may be exercised for a period up to ten years from the grant date, as long as option holders remain employed by the Company. As of December 31, 2008, the Company had 338,735 shares available for grant under its equity option plans.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
     Stock option transactions are summarized as follows:

		Weighted-
	Number of	Average
	Shares	Exercise Price
Balance, December 31, 2006	1,131,759	14.12
Granted	278,000	14.86
Forfeited	(150,075)	17.76
Exercised	(60,626)	10.71

Balance, December 31, 2007	1,199,058	14.01
Granted	—	—
Forfeited	(164,853)	14.31
Exercised	(2,412)	8.45

Balance, December 31, 2008	1,031,793	13.98

     The total pretax intrinsic value of options exercised in 2008 was $11,000. This intrinsic value represents the difference between the fair market value of our common stock on the date of exercise and the exercise price of each option. Based on the closing price of our common stock of $0.65 on December 31, 2008, the total pretax intrinsic value of all outstanding options was $(13.8) million. The total pretax intrinsic value of exercisable options at December 31, 2008 was $(9.5) million.

		Weighted-
	Number of	Average
	Shares	Exercise Price
Options exercisable at:
December 31, 2007	711,308	12.31
December 31, 2008	776,043	12.90
     The following table summarizes information about stock options outstanding and exercisable as of December 31, 2008:

	Number			Number
	Outstanding	Wtd. Avg.		Exercisable	Wtd. Avg.
	as of	Remaining	Wtd. Avg.	as of	Exercise Price
Range of	December 31,	Contractual	Exercise	December 31,	of Exercisable
Exercise Price	2008	Life	Price	2008	Options
$2.93 - $5.85	13,694	1.0	$5.39	13,694	$5.39
5.85 - 8.78	51,607	0.6	7.66	51,607	7.66
8.78 - 11.70	121,242	0.8	9.24	121,242	9.24
11.70 - 14.63	472,250	4.5	12.74	452,000	12.70
14.63 - 17.55	255,000	8.4	14.89	78,500	14.91
17.55 - 20.48	28,000	7.3	17.97	14,000	17.97
26.33 - 29.25	90,000	7.6	27.94	45,000	27.94

	1,031,793	5.1	13.98	776,043	12.90

     In addition to the stock options above, in 2007, the Company granted restricted stock awards to certain members of executive management aggregating 95,000 shares, at $14.86 per share, representing the closing price of the shares on the date of grant. The restricted stock fully vests on the fourth anniversary of the date of grant. In 2008, the Company granted restricted stock awards to certain members of executive management aggregating 200,000 shares at $1.25 per share fully vesting on the second anniversary of the date of grant and 250,000 shares $0.79 per share fully vesting on the first anniversary of the date of grant. The per share prices of the restricted stock awards represent the closing price of the shares on the dates of grant. The Company recorded compensation expense of $0.8 million and $0.8 million related to the restricted stock grants for the year ended December 31, 2008 and 2007, respectively.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
15. Employee Benefit Plan
     The Company has a 401(k) Profit-Sharing Plan (the “401(k) Plan”) that employees are eligible to participate in upon six months of service and 21 years of age. Employees may contribute up to 92% of their salary, subject to the maximum contribution allowed by the Internal Revenue Service. The Company’s matching contribution is discretionary based upon approval by management. Employees are 100% vested in their contributions and vest in Company matching contributions equally over four years. During the years ended December 31, 2008 and 2007, the Company contributed $71,000 and $11,000, respectively, to the 401(k) Plan.
16. Common Stock Repurchase Plan
     In November 1998, the board of directors of the Company authorized the repurchase of the Company’s common stock in the open market or through private transactions, up to $20.0 million in the aggregate. In August 2006, the Company’s board of directors authorized an additional $10.0 million for the repurchase of the Company’s common stock in the open market or through private transactions, providing for an aggregate of $30.0 million. This repurchase program is ongoing and as of December 31, 2007, the Company had repurchased 1,102,650 shares for approximately $14.0 million. In 2008, the Company made no share repurchases. In 2007, the Company repurchased 51,150 shares for $1.6 million.
17. Accumulated Other Comprehensive Income (Loss)
     The table below details the components of the accumulated other comprehensive income (in thousands):

	2008	2007
Unrealized gains (losses) on available-for-sale securities	17	8
Foreign currency translation gains	436	1,547

Total accumulated other comprehensive income	$453	$1,555

18. Earnings (Loss) Per Share
     Basic earnings (loss) per share (EPS) from continuing operations, discontinued operations and total is computed by dividing net income (loss) by the weighted average common shares outstanding. Diluted EPS includes the effect of any potential shares outstanding, which for the Company consists of dilutive stock options and shares issuable under convertible notes (“Notes”). The dilutive effect of stock options is calculated using the treasury stock method with an offset from expected proceeds upon exercise of the stock options and unrecognized compensation expense. The dilutive effect of the Notes is calculated by adding back interest expense and amortization of offering costs, net of taxes, which would not have been incurred assuming conversion. Diluted EPS for the years ended December 31, 2008 and 2007 do not include the dilutive effect of conversion of the Notes into the Company’s common shares since it would be anti-dilutive.
     The table below details the components of the basic and diluted EPS calculations (in thousands, except per share amounts):

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)

	2008	2007
Earnings (loss) per share from continuing operations:
Basic	$(2.02)	$(3.04)
Diluted	$(2.02)	$(3.04)

Earnings (loss) per share from discontinued operations:
Basic	$(1.47)	$0.42
Diluted	$(1.47)	$0.42

Earnings (loss) per share:
Basic	$(3.49)	$(2.62)
Diluted	$(3.49)	$(2.62)

Weighted-average common shares outstanding:
Basic	10,926	10,838
Diluted	10,926	10,838
     At December 31, 2008 there were 1,028,292 common shares issuable under stock options whose exercise price exceeded the Company’s average common stock price of $5.0613. At December 31, 2007 there were no stock options outstanding, whereby the exercise price exceeded the Company’s average common stock price. For the years ended December 31, 2008 and 2007, the effects of the common stock equivalent shares have been excluded from the calculation of diluted loss per share because they are anti-dilutive.
19. Business Segments
     The Company reports its continuing operations in the following business segments: (i) cruise, which includes the operations of ACG; (ii) travel and events, which includes the operations of Ambassadors; and (iii) corporate and other, which consists of general corporate assets (primarily cash and cash equivalents and investments), and other activities that are not directly related to the Company’s cruise, and travel and events operating segments. We reported our Marine Group as a business segment in 2007 and 2008 as well as included our reinsurance business within the corporate segment. Following the determination that the Marine Group and reinsurance would be reported as discontinued operations as described above, our segment reporting has now been updated to exclude the Marine Group and reinsurance.
     Selected financial information related to these segments is as follows (in thousands):

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)

		Travel	Corporate
	Cruise	and Events	and Other	Total
2008
Revenues	$150,995	$14,941	$—	$165,936
Operating income (loss) from continuing operations (as restated)	(19,136)	2,635	(3,560)	(20,061)
Depreciation and amortization expense	(12,934)	(282)	(250)	(13,466)

Interest and dividend income	39	123	557	719
Interest expense	(1,759)	—	(6,509)	(8,268)
Provision for income taxes	18	1,040	(1,005)	53

Capital expenditures for property, vessels, equipment and intangible assets	(2,664)	(89)	(15)	(2,768)
Goodwill	—	6,275	—	6,275
Other intangibles, net	7,282	—	—	7,282
Total assets	155,132	8,921	15,710	179,763
2007
Revenues	154,394	14,511	—	168,905
Operating income (loss) from continuing operations	(24,045)	1,467	(5,979)	(28,557)
Depreciation and amortization expense	(9,668)	(265)	(114)	(10,047)

Interest and dividend income	963	486	1,274	2,723
Interest expense	(4,059)	—	(4,436)	(8,495)
Provision (benefit) for income taxes	(2,977)	3,657	(1,454)	(774)

Capital expenditures for property, vessels, equipment and intangible assets	(20,019)	(297)	(872)	(21,188)
Goodwill	—	6,275	—	6,275
Other intangibles, net	8,431	—	—	8,431
Total assets	251,196	12,453	46,478	310,127

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
20. Subsequent Events (unaudited)
     In February 2009, the Company announced its plans to sell non-Windstar assets including marine, travel and events and insurance divisions and operate solely as a cruise company through the international cruise operations of Windstar Cruises. This announcement was in addition to the company’s announcement in April 2008 that it intended to sell Majestic America Line. The Company expects to sell its non-Windstar Cruises assets within a year of the announcement. On February 11, 2009, the Company determined the “Plan of Sale” criteria in SFAS No. 144 had been met. In February 2009, the Company also announced that it plans to move its corporate headquarters from Newport Beach, California to its facility in Seattle, Washington.
     At December 31, 2008, the Company was in violation of certain financial covenants under a working line of credit with Bank of the Pacific. The Company received a letter from Bank of the Pacific on March 23, 2009, notifying the Company of non-compliance and a demand for payment was made. Upon negotiations with the bank, the Company was able to obtain a waiver of the violation of the covenants until April 9, 2009. On April 13, 2009, the Company received a notice of payoff pursuant to which Bank of the Pacific exercised its right of setoff whereby the outstanding debt of approximately $1.0 million under the working line of credit was fully repaid utilizing funds in the Company’s account maintained at the bank.
     The Company also has a $1.6 million note payable with Bank of Pacific with a maturity date of May 10, 2010 secured by property. Due to the default under the working line of credit with Bank of Pacific described above, the Company is subject to a cross default under the note payable. Accordingly, the full amount of the obligation has been presented as a current maturity in the accompanying financial statements.
     The Company did not make a $1.8 million scheduled interest payment due and payable on April 15, 2009 on our 3.75% senior convertible notes. The Company has until May 15, 2009, to cure this default on its 3.75% senior convertible notes, at which time an event of default will occur and the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding notes may declare the principal and accrued and unpaid interest on all the outstanding notes to be due and payable immediately. Although there can be no assurances that the Company will satisfy the scheduled interest obligation prior to May 15, 2009, it is management’s current intent to cure the default prior to that date.
     The Company recorded a $14 million impairment related to Majestic America Line assets as of June 30, 2009. During the financial statement close process for the third quarter of fiscal 2009, the Company has determined, due to events that occurred during the third quarter that it is necessary to record an additional impairment charge of approximately $4 million related to its Majestic America Line assets and an impairment charge of approximately $28 million related to its Windstar Cruise assets.

Part I. Item 1. Financial Statements and Part I. Item 2 — Management’s Discussion and Analysis of Financial Condition and Results of Operations from Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009
PART I — FINANCIAL INFORMATION
Item 1. Financial Statements.
Ambassadors International, Inc.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)

	June 30,	December 31,
	2009	2008
	(unaudited)

Assets:
Current assets:
Cash and cash equivalents	$5,484	$10,105
Restricted cash	15,592	16,625
Accounts and other receivables, net of allowance of $42 at June 30, 2009 and $20 at December 31, 2008	1,195	2,367
Inventory	1,405	1,839
Prepaid costs and other current assets	4,522	3,522
Assets held for sale	5,706	28,593

Total current assets	33,904	63,051
Property, vessels and equipment, net	110,852	130,461
Goodwill	—	6,275
Deferred income taxes	746	746
Other intangibles, net	7,282	7,282
Other assets	1,110	541

Total assets	$153,894	$208,356

Liabilities:
Current liabilities:
Accounts payable	$13,019	$15,663
Passenger and participant deposits	15,873	17,221
Accrued expenses	4,669	11,186
Current portion of long term debt	948	948
Deferred income taxes	746	746
Liabilities related to assets held for sale	3,888	14,978

Total current liabilities	39,143	60,742
Long term debt net of discount of $8,851 at June 30, 2009 and $12,436 at December 31, 2008, respectively	88,149	86,679

Total liabilities	127,292	147,421

Commitments and contingencies (Note 11)
Stockholders’ equity:
Preferred stock, $.01 par value; 2,000,000 shares authorized; none issued	—	—
Common stock, $.01 par value; 40,000,000 shares authorized; 11,173,267 shares issued and outstanding at June 30, 2009 and December 31, 2008, respectively	109	108
Additional paid-in capital	110,823	111,246
Accumulated deficit	(84,331)	(50,872)
Accumulated other comprehensive income	1	453

Total stockholders’ equity	26,602	60,935

Total liabilities and stockholders’ equity	$153,894	$208,356

The accompanying notes are an integral part of these condensed consolidated financial statements.

Ambassadors International, Inc.
Condensed Consolidated Statements of Operations (unaudited)
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Revenues:
Passenger ticket revenue	$11,529	$38,009	$23,981	$56,766
Onboard and other cruise revenue	2,524	6,426	5,473	11,672
Travel, incentive and event related	192	4,607	1,948	8,334

	14,245	49,042	31,402	76,772

Costs and operating expenses:
Cruise operating expenses:
Compensation and benefits	2,147	8,639	4,181	13,250
Passenger expenses	672	2,983	1,775	4,363
Materials and services	5,822	16,998	12,430	27,119
Repairs and maintenance	2,161	3,721	3,831	5,950
Commissions and other cruise operating expenses	1,192	3,849	2,323	6,355

	11,994	36,190	24,540	57,037
Selling and tour promotion	2,312	2,617	4,162	9,033
General and administrative	2,842	8,342	5,984	17,764
Impairment charge	14,000	—	16,684	—
Depreciation and amortization	2,703	3,665	5,461	6,879

	33,851	50,814	56,831	90,713

Operating loss from continuing operations	(19,606)	(1,772)	(25,429)	(13,941)

Other income (expense):
Interest and dividend income	19	237	44	539
Interest expense	(1,684)	(2,122)	(3,333)	(4,668)
Other, net	135	(97)	406	535

	(1,530)	(1,982)	(2,883)	(3,594)

Loss from continuing operations before income taxes	(21,136)	(3,754)	(28,312)	(17,535)
Income tax provision (benefit)	(194)	9	(191)	4

Loss from continuing operations	(20,942)	(3,763)	(28,121)	(17,539)
Income (loss) from discontinued operations, net of tax (Note 2)	(1,105)	842	(5,338)	2,107

Net loss	$(22,047)	$(2,921)	$(33,459)	$(15,432)

Earnings (loss) per share from continuing operations:
Basic	$(1.92)	$(0.35)	$(2.53)	$(1.61)
Diluted	$(1.92)	$(0.35)	$(2.53)	$(1.61)

Weighted-average common shares outstanding:
Basic	10,918	10,891	11,117	10,889
Diluted	10,918	10,891	11,117	10,889
(continued on next page)
The accompanying notes are an integral part of these condensed consolidated financial statements.

Ambassadors International, Inc.
Condensed Consolidated Statements of Operations (unaudited) (continued from previous page)
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Earnings (loss) per share from discontinued operations:
Basic	$(0.10)	$0.08	$(0.48)	$0.19
Diluted	$(0.10)	$0.08	$(0.48)	$0.19

Weighted-average common shares outstanding:
Basic	10,918	10,891	11,117	10,889
Diluted	10,918	11,142	11,117	11,148

Earnings (loss) per share:
Basic	$(2.02)	$(0.27)	$(3.01)	$(1.42)
Diluted	$(2.02)	$(0.27)	$(3.01)	$(1.42)

Weighted-average common shares outstanding:
Basic	10,918	10,891	11,117	10,889
Diluted	10,918	10,891	11,117	10,889
The accompanying notes are an integral part of these condensed consolidated financial statements.

Ambassadors International, Inc.
Condensed Consolidated Statements of Cash Flows (in thousands) (unaudited)

	Six Months Ended
	June 30,
	2009	2008

Cash flows from operating activities:
Net loss	$(33,459)	$(15,432)
Less: Income (loss) from discontinued operations	(5,338)	2,107

Loss from continuing operations	(28,121)	(17,539)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	5,461	6,879
Amortization of debt discount and offering costs	1,503	1,412
Gain on disposal of fixed assets	(9)	—
Share-based compensation expense (benefit)	(427)	745
Impairment Loss	16,684	—
Unrealized (gain) loss on investments	(9)	2
Change in assets and liabilities, net of effects of business acquisitions and dispositions:
Accounts and other receivables	(378)	(2,427)
Inventory	434	(899)
Prepaid costs and other current assets	(1,079)	(4,611)
Other assets	(579)	145
Accounts payable and accrued expenses	(7,840)	2,955
Passenger and participant deposits	2,322	11,835
Discontinued operations	7,688	2,662

Net cash (used in) provided by operating activities	(4,350)	1,159

Cash flows from investing activities:
Restricted cash	1,033	(10,337)
Purchase of property, vessels and equipment	(153)	(2,053)
Proceeds from sale of divisions	500	—
Discontinued operations	(1,699)	986

Net cash used in investing activities	(319)	(11,404)

Cash flows from financing activities:
Proceeds from exercise of stock options	—	21
Payments on long term debt	—	(1,663)
Discontinued operations	48	(451)

Net cash used in financing activities	48	(2,093)

Net decrease in cash and cash equivalents	(4,621)	(12,338)
Cash and cash equivalents, beginning of period	10,105	21,998

Cash and cash equivalents, end of period	$5,484	$9,660

The accompanying notes are an integral part of these condensed consolidated financial statements.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
1.	Description of the Company and Basis of Presentation
The Company
Ambassadors International, Inc. (the “Company”) was founded in 1967 as a travel services company incorporated in Washington and reincorporated in Delaware in 1995. The Company historically operated through wholly-owned subsidiaries, including: (i) Ambassadors, LLC (“Travel and Events”), which commenced operations in 1996; (ii) Cypress Reinsurance, Ltd (“Cypress Re”), which commenced operations in 2004; (iii) Ambassadors Marine Group, LLC (“AMG” or the “Marine Group”), which commenced operations in 2006; and (iv) Ambassadors Cruise Group, LLC (“ACG”), which commenced operations in 2006. ACG formed a wholly-owned subsidiary, Ambassadors International Cruise Group, LLC (“AICG”) which acquired Windstar Sail Cruises Limited (“Windstar Cruises”) in April 2007.
During the first half of 2009, the Company’s continuing operations consisted of the following business segments: (i) cruise, which includes the operations of Windstar Cruises and Majestic American Line, (ii) Travel and Events, and (iii) corporate and other, which consists of general corporate assets and liabilities. Prior to 2009, the Company operated in the marine segment that included the operations of AMG, and also operated Cypress Re in the corporate and other segment. In the first quarter of 2009, the Company announced its intention to sell all non-Windstar assets, including the Marine Group and Cypress Re. As of March 31, 2009, the Company determined that the Marine Group and Cypress Re qualified for the “held-for-sale” treatment under Statement of Financial Accounting Standard (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”) and in May 2009, the Company sold AMG. The Company is actively conducting marketing activity to sell the Cypress Re division and has no revenues associated with Cypress Re operations during 2009. Accordingly, the operations of Marine Group and Cypress Re are shown as discontinued operations in the accompanying financial statements. The assets and liabilities of Cypress Re and the assets and liabilities of AMG prior to AMG’s sale are classified as “held for sale”, (see Note 2 “Discontinued Operations”). SFAS No. 144 provides that if the discontinued operations had been a reportable segment, the Company is not required to disclose information about this discontinued segment as required by SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information.”
•	Cruise — This segment operates the Windstar Cruises brand within ACG. ACG, through its wholly-owned subsidiary, AICG, acquired Windstar Cruises, an international-flagged small luxury ship cruise line that operates a three-ship fleet that includes the 312-passenger Wind Surf, 148-passenger Wind Spirit, and 148-passenger Wind Star. The Company’s 2009 Windstar Cruises schedule includes destinations in the Greek Isles, Caribbean Islands and Costa Rica and cruises on the Mediterranean, the Adriatic, and the Panama Canal.
The Company formerly operated Majestic America Line, a domestic provider of overnight passenger cruises along inland rivers and coastal waterways of North America. In April 2008, the Company announced its intention to sell the vessels of the Majestic America Line. The Company originally operated seven U.S.-flagged cruise ships. On August 15, 2008 and on November 21, 2008, the Company surrendered possession of the Empress of the North and American Queen®, respectively, to the United States through the Department of Transportation Maritime Administration (“MARAD”). As of June 30, 2009, the net assets of the Majestic America Line did not qualify for “held-for-sale” treatment under SFAS No. 144. The Company determined that there was an impairment of the carrying value of the remaining five vessels of Majestic America Line as of June 30, 2009. See Note 3 “Impairment.”.
•	Travel and Events — Operating under the Ambassadors, LLC brand, this segment develops and manages meetings and incentive programs for corporate clients utilizing incentive travel, merchandise award programs and corporate meeting management services. Through March 31, 2009, it also provided a comprehensive hotel reservation, registration and travel services for meetings, conventions, expositions and trade shows referred to as “Housing.” In February 2009, the Company announced its intention to sell the Travel and Events business. As of March 31, 2009, the Company evaluated the recoverability of goodwill related to its travel and events segment and recorded an impairment charge of $2.7 million. On April 16, 2009, certain assets of Housing were sold and the buyer assumed certain liabilities associated with the division. Housing comprised the majority of Travel and Events’ revenue and earnings. The Company will complete all scheduled programs associated with the residual business throughout 2009. After the completion of the scheduled events, the Company will exit the business in an orderly fashion.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
Liquidity
Due to the global downturn in the economy, specifically the decrease in vacationer’s discretionary spending and the direct impact this has on the reduction in discretionary consumer spending, the Company is seeking additional financing sources, including renegotiations of existing debt obligations. The Company’s ability to continue as a going concern is subject to the Company’s ability to obtain additional sources of cash, which can include the sale of non Windstar assets, new financing or restructuring of existing debt. If the Company is not able to sell non-Windstar assets, raise additional financing and/or renegotiate existing debt obligations in order to raise funds for operations, the Company could be forced to curtail certain of its operations that could be harmful to the results of operations and future prospects. The accompanying consolidated financial statements are prepared assuming that the Company will continue as a going concern and contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business.
Seasonality
The majority of the Company’s operating revenues relate to the cruise segment and are recognized in the second and third quarters of each fiscal year, which coincides with the highest sales volume for the cruise operations for Windstar Cruises.
Basis of Presentation
The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three and six month period ended June 30, 2009 are not necessarily indicative of the results that may be expected for the year ending December 31, 2009 or any other future periods. Subsequent events were evaluated through August 14, 2009 the date these financial statements were issued.
The condensed consolidated balance sheet at December 31, 2008 has been derived from the audited consolidated financial statements at that date but does not include all of the information and footnotes required by GAAP for complete financial statements. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s annual report on Form 10-K for the year ended December 31, 2008.
Reclassifications
Certain reclassifications of prior year amounts have been made to conform to the current year presentation. The reclassifications consist primarily of amounts related to discontinued operations presentation and a $3.3 million reclassification of prepaid income taxes to taxes payable.
In addition, all prior period information has been retrospectively adjusted to reflect the impact of the adoption of Financial Accounting Standards Board (“FASB”) Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments that May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (“FSP APB 14-1”).
Fair Value Measurements
Effective January 1, 2008, the Company implemented the requirements of SFAS No. 157, Fair Value Measurements (“SFAS No. 157”) for its financial assets and liabilities. SFAS No. 157 refines the definition of fair value, expands disclosure requirements about fair value measurements and establishes specific requirements as well as guidelines for a consistent framework to measure fair value. SFAS No. 157 defines fair value as the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants. Further, SFAS No. 157 requires the Company to maximize the use of observable market inputs, minimize the use of unobservable market inputs and disclose in the form of an outlined hierarchy the details of such fair value measurements.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
The Company measures fair value using a set of standardized procedures that are outlined herein for all financial assets and liabilities which are required to be measured at fair value. When available, the Company utilizes quoted market prices from an independent third party source to determine fair value and classifies such items in Level 1. In some instances where a market price may be available, but in an inactive or over-the-counter market where significant fluctuations in pricing could occur, the Company would consistently choose the dealer (market maker) pricing estimate and classify the financial asset or liability in Level 2.
If quoted market prices or inputs are not available, fair value measurements are based upon methodologies that utilize current market or independently sourced market inputs,. Items valued using such internally-generated valuation techniques are classified according to the lowest level input that is significant to the fair value measurement. As a result, a financial asset or liability could be classified in either Level 2 or 3 even though there may be some significant inputs that are readily observable. Internal models and techniques used by the Company include discounted cash flow and Black-Scholes-Merton option valuation models. The adoption of SFAS No. 157 did not have a material impact on the Company’s consolidated financial position or results of operations.
On February 12, 2008, the FASB amended the implementation of SFAS No. 157 related to non-financial assets and liabilities until fiscal periods beginning after November 15, 2008. The Company adopted SFAS No. 157 for non-financial assets and liabilities beginning on January 1, 2009. The adoption of SFAS No. 157 related to non-financial assets and liabilities did not have a material impact on the Company’s consolidated financial position or results of operations.
Restricted Cash
The Company’s restricted cash consisted of (in thousands):

	June 30,	December 31,
	2009	2008

Restricted cash to secure credit card processing	$9,611	$10,644
Restricted cash to secure letters of credit	5,981	5,981

Balance	$15,592	$16,625

The Company’s cruise passenger deposits are primarily received through credit card transactions. At June 30, 2009 and December 31, 2008, the Company had $9.6 million and $10.6 million, respectively, of restricted cash held by banks in cash equivalents in order to secure it’s processing of passenger deposits through credit cards. The restricted amounts are negotiated between the Company and the bank based on a percentage of the expected future volume of credit card transactions within a standard twelve-month period. Additionally, the Company’s restricted cash included $6.0 million in certificates of deposit that secured letters of credit related to Cypress Re. See Note 12 “Subsequent Events.”
Revenue Recognition
The Company recognizes revenue in accordance with GAAP, including SEC Staff Accounting Bulletin No. 104, “Revenue Recognition,” and EITF 99-19, “Reporting Revenue Gross as a Principal Versus Net as an Agent.” The Company recognizes revenue when persuasive evidence of an arrangement exists, the service fee is fixed or determinable, collectability is reasonably assured and delivery has occurred.
Passenger Ticket Revenue and Onboard and Other Cruise Revenues
The Company records passenger ticket revenue net of applicable discounts and recognizes passenger ticket revenue and related costs of revenue when the cruise is completed. The Company generally receives from its customers a partially refundable deposit within one week of booking a tour, with the balance typically remitted 90 days prior to the departure date. If customers cancel their trip, the nonrefundable portion of their deposit is recognized as revenue on the date of cancellation. Passenger revenue representing travel insurance purchased at the time of reservation is recognized upon the completion of the cruise or passenger cancellation, whichever is earlier and the Company’s obligation has been met. Onboard and other cruise revenue consisting of beverage and souvenir sales and optional shore excursions are deferred and recognized as revenue when the cruise is completed.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
Travel, Incentive and Event Related
The Company bills customers, in advance, and the cash received is recorded as a participant deposit. The Company pays for certain direct program costs such as airfare, hotel and other program costs in advance of travel, which are recorded as prepaid program costs. Program revenue and related costs are recognized after the event is complete and the Company has met its obligations under the contract. This revenue is reported on a net basis, reflecting the net effect of gross billings to the client less any direct program costs.
The Company recognizes revenue from hotel reservation, registration and related travel services when the convention operates. Revenue from the sale of merchandise is recognized when the merchandise is shipped, the service has been provided or when the redemption periods have expired. The Company defers revenue from prepaid, certificate-based merchandise incentive programs until the Company’s obligations are fulfilled. These revenues are reported on a net basis, reflecting the net effect of gross billings to the client less any direct program or merchandise costs.
Property, Vessels and Equipment
Property, vessels and equipment are stated at cost, net of accumulated depreciation. The Company expenses the cost of maintenance and repairs that do not improve or extend the lives of the respective assets when incurred. Major additions and betterments are capitalized. The Company’s ships are capitalized and depreciated using the straight-line method over the expected useful life ranging up to 30 years, net of a residual value that generally is approximately 15%. Ship replacement parts are capitalized and depreciated upon being placed in service. Office equipment is capitalized and depreciated using the straight-line method over the expected useful life of the equipment, ranging up to 10 years. Leasehold improvements are amortized using the straight-line method over the lesser of the expected useful life of the improvement or the term of the related lease.
The Company performs reviews for the impairment of property, vessels and equipment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When property, vessels and equipment are sold or retired, the Company removes the related cost and accumulated depreciation from the accounts and recognizes any gain or loss in the statement of operations. Judgments and estimates made related to property, vessels and equipment are affected by factors such as economic conditions, changes in resale values and changes in operating performance. This process requires the use of estimates and assumptions, which are subject to a high degree of judgment. If these assumptions change in the future, the Company may be required to record impairment charges for these assets.
Long-lived Assets including Intangible Assets
Goodwill and intangible assets with indefinite useful lives are tested for impairment at least annually or sooner whenever events or changes in circumstances indicate that they may be impaired. The Company’s management evaluates recoverability using both subjective and objective factors. Subjective factors include the evaluation of industry and product trends and the Company’s strategic focus. Objective factors include management’s best estimates of projected future earnings and cash flows. The Company uses a discounted cash flow model to estimate the fair market value of each of its reporting units when it tests goodwill for impairment. Assumptions used include growth rates for revenues and expenses, investment yields on deposits, any future capital expenditure requirements and appropriate discount rates. The Company established reporting units based on its current reporting structure. For purposes of testing goodwill for impairment, goodwill was allocated to these reporting units to the extent it related to each reporting unit. Intangible assets with finite lives are tested for impairment using an undiscounted cash flow model. The Company amortizes its acquired intangible assets with finite lives over a period ranging from five to 20 years.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
Income Taxes
The Company accounts for income taxes in accordance with the provisions of SFAS No. 109, “Accounting for Income Taxes” (“SFAS No. 109”), which requires an asset and liability approach that requires the recognition of deferred tax assets and deferred tax liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. At June 30, 2009 and December 31, 2008, the net deferred domestic tax asset is subject to a 100% valuation allowance.
Drydocking
The Company capitalizes drydocking costs as incurred and amortizes such costs over the period to the next scheduled drydock. The Company believes that the deferral method provides a better matching of revenues and expenses. Drydocking costs are included in prepaid and other current assets and in long term assets in the accompanying balance sheet and are amortized over the cruising season between scheduled drydockings. As of June 30, 2009, the Company had approximately $2.6 million in unamortized drydock costs, all related to Windstar Cruises, which relate to the 2009 season and beyond, of which, approximately $1.6 million is included in prepaid costs and other current assets and approximately $1.0 million is included in other long term assets in the accompanying balance sheet and will be amortized over the period to the next scheduled drydock.
Accounting for Stock Options
The following table details the stock-based compensation costs included in general and administrative expense (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Compensation cost related to stock options	$295	$174	$369	$394
Compensation cost related to restricted stock	47	151	(776)	351

Total stock-based compensation costs	$342	$325	$(407)	$745

As of June 30, 2009, total unrecognized compensation cost related to nonvested stock-based compensation arrangements granted under the stock option plans expected for the remainder of 2009 and in future years through 2011, respectively, were approximately $0.1 million and $0.1 million. This expected cost does not include the impact of any future stock-based compensation awards. During the six months ended June 30, 2009 and 2008, there were no grants of stock options or restricted stock and 0 and 2,412 common shares, respectively, were issued from exercise of stock options. During the six months ended June 30, 2009 cancellations of unvested restricted stock due to employee terminations resulted in $0.8 million credit to compensation expense.
Recent Accounting Pronouncements
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities — An Amendment of FASB Statement No. 133 (“SFAS 161”), which requires enhanced disclosures about an entity’s derivative and hedging activities in order to improve the transparency of financial reporting. SFAS 161 amends and expands the disclosure requirements of SFAS No. 133, Accounting for Derivative Instruments and Hedge Activities (“SFAS 133”) to provide users of financial statements with an enhanced understanding of (i) how and why an entity uses derivative instruments; (ii) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (iii) how derivative instruments and related hedged items affect an entity’s financial position, results of operations, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. On January 1, 2009, the Company adopted SFAS 161, which did not have a material effect on the Company’s financial position, results of operations or cash flows.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
In April 2009, the FASB issued Staff Position No. FAS 107-1 and APB 28-1, Interim Disclosures about Fair Value of Financial Instruments (“FSP FAS 107-1” and “APB 28-1”), which requires publicly traded companies to include in their interim financial reports certain disclosures about the carrying value and fair value of financial instruments previously required only in annual financial statements and to disclose changes in significant assumptions used to calculate the fair value of financial instruments. FSP FAS 107-1 and APB 28-1 is effective for all interim reporting periods ending after June 15, 2009, with early adoption permitted for interim reporting periods ending after March 15, 2009. The Company does not expect adoption of FSP FAS 107-1 and APB 28-1 will have a material impact on the Company’s consolidated financial statements.
In May 2008, the FASB issued FSP APB 14-1, which clarifies the accounting for convertible debt instruments that may be settled fully or partially in cash upon conversion. FSP APB 14-1 requires entities to separately measure and account for the liability and equity components of qualifying convertible debt and amortize the value of the equity component to interest cost over the estimated life of the convertible debt instrument. By amortizing the value of the equity component, an entity will effectively recognize interest cost at its non-convertible debt borrowing rate. FSP APB 14-1 also requires re-measurement of the liability and equity components upon extinguishment of a convertible debt instrument, which may result in a gain or loss recognized in the financial statements for the extinguishment of the liability component. FSP APB 14-1 requires retrospective application for all instruments that were outstanding during any periods presented. FSP APB 14-1 became effective for fiscal years beginning after December 15, 2008. The Company adopted FSP APB 14-1 on January 1, 2009 and the adoption impacted both current year and historical accounting for the Company’s 3.75% Convertible Senior Notes due 2027 resulting in a $1.2 million increase in interest expense for the six month period ended June 30, 2009, and a $1.1 million increase in interest expense for the six month period ended June 30, 2008. The adoption also resulted in a $12.1 million increase in additional paid-in capital, a $8.4 million net reduction in long-term convertible notes, a $25,000 increase in prepaid assets, a $3.3 million increase in deferred tax liabilities, a $3.3 million decrease in deferred tax valuation allowance, and a $3.7 million increase in accumulated deficit as of January 1, 2009. The impact on basic and diluted earnings per share for each of the three and six month periods ended June 30, 2009 and 2008 was a reduction of $0.05 and $0.10, respectively.
In May 2009, the FASB issued SFAS No. 165, Subsequent Events (“SFAS 165”), which provides guidance on the recognition and disclosure of events that occur after the balance sheet date but before financial statements are issued. The Company adopted SFAS 165 as of June 30, 2009. The adoption of SFAS 165 did not have an impact on the Company’s financial position, results of operation, or cash flows.
In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 (“SFAS 168”). The new statement modifies the U.S. generally accepted accounting principles hierarchy created by SFAS No. 162 The Hierarchy of Generally Accepted Accounting Principles by establishing only two levels of GAAP: authoritative and non-authoritative. This is accomplished by authorizing the FASB Accounting Standards Codification (“Codification”) to become the single source of authoritative U.S. accounting and reporting standards, except for rules and interpretive releases of the SEC under authority of the federal securities laws, which are sources of authoritative GAAP for SEC registrants. SFAS 168 is effective for financial statements for interim and annual periods ending after September 15, 2009. All existing accounting standard documents are superseded and all other accounting literature not included in the Codification is considered non-authoritative. The Company does not anticipate the adoption of SFAS 168 will have a material effect on the Company’s financial position, results of operation, or cash flows.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
2.	Discontinued Operations
On February 11, 2009, the Company announced its plans to sell the Company’s non-Windstar Cruise assets including Travel and Events, Marine Group, Cypress Re and Majestic America Line divisions and to position itself as a cruise company solely addressing the international small luxury cruise ship segment of the market. As of June 30, 2009, the remaining assets and liabilities of Travel and Events and Majestic America Line divisions did not qualify for the “held for sale” treatment pursuant to SFAS No. 144, and therefore the results of their operations are included in continuing operations. As of January 1, 2009, the assets and liabilities of Marine Group and Cypress Re qualified for “held for sale” treatment pursuant to SFAS No. 144, and on May 13, 2009, the Marine Group was sold. The results of the operations of these two divisions are presented as discontinued operations. Summarized operating results for discontinued operations are as follows (in thousands):

	Six Months Ended	Six Months Ended
	June 30, 2009	June 30, 2008
Revenue from discontinued operations	$23,732	$60,671

Income (loss) from discontinued operations before taxes	(4,947)	2,018
Income tax (expense) benefit	(391)	89

Income (loss) from discontinued operations, net of taxes	$(5,338)	$2,107

The assets and liabilities of Cypress Re are presented as “assets held for sale” and “liabilities related to assets held for sale” in the condensed consolidated balance sheet at June 30, 2009. The assets and liabilities of Marine Group and Cypress Re are presented as “assets held for sale” and “liabilities related to assets held for sale” in the condensed consolidated balance sheet at December 31, 2008. The major components are as follows (in thousands):

	June 30,	December 31,
	2009	2008
	(unaudited)
Assets held for sale
Accounts receivable, net	$—	$15,311
Costs in excess of billings	—	5,283
Insurance receivables	5,204	6,313
All other assets	502	1,686

	$5,706	$28,593

Liabilities related to assets held for sale:
Accounts payable and accrued expenses	$—	$4,137
Billings in excess of costs	—	4,253
Long term debt	—	1,927
All other liabilities, including case reserves	3,888	4,661

	$3,888	$14,978
The Company estimated the recoverability of the carrying value of the Marine Group and recorded an impairment charge of $5.0 million during the three months ended March 31, 2009, which is included in “Income (loss) from discontinued operations.” The amount of impairment was based on the difference between the estimated net sales proceeds and the carrying value of the division as of March 31, 2009.
3.	Impairment
Loss on Impairment and Fair Value Measurements
Due to a combination of factors, including the U.S. economic environment, potential sales discussions involving Cypress Re and Majestic America Line vessels and the estimated fair value of certain Majestic America Line vessels obtained via independent valuation assessments during the quarter, the Company believed that impairments may have occurred to certain Majestic America line and Cypress Re assets requiring an interim impairment analysis.
In performing its analysis of the fair value of its Majestic America Line assets in accordance with SFAS 144, the Company considered a variety of data points, including the external valuations of certain Majestic America Line vessels, its internal expertise, as well as potential sales discussions with interested buyers and the overall global economy and credit markets. Given that certain of these inputs are unobservable, management assessed the inputs to be level 3 measurements within the hierarchy established by SFAS 157. The Company determined that the carrying values of the Majestic America vessels exceeded fair value by $14.0 million, resulting in an asset write down of $14 million which loss is recorded in continuing operations.
In assessing the fair value of its Cypress Re division, the Company considered potential sales discussions with qualified buyers and the overall global and economy and credit markets and determined that the carrying value of Cypress Re exceeded its estimated fair value by $500,000. Given that certain of these fair value inputs are unobservable, management assessed the inputs to be level 3 measurements within the hierarchy established by SFAS 157. An impairment was recorded and is included in discontinued operations for the three and six months ended June 30, 2009.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
On April 16, 2009 the Company sold the majority of the assets of the Housing portion of the Travel and Events segment. The Company received $0.5 million cash at closing and in conjunction with the sale, the buyer assumed approximately $5.5 million in liabilities related to the Housing portion of Travel and Events. Based on the sales consideration received and the carrying value of the assets and liabilities related to Housing, the Company recorded impairment to goodwill of approximately $2.7 million as of March 31, 2009, which the Company has reflected as impairment loss for the six month period ended June 30, 2009 in the accompanying financial statements.
On May 13, 2009 the Company sold the stock of the Marine Group for $5 million cash, less the division’s cash on hand and selling expenses for a net $2.9 million cash proceeds. Based on the sales consideration received and the carrying value of the Marine Group, the Company recorded a loss on the sale of approximately $5.0 million as of March 31, 2009, which the Company has reflected as a component of (loss) from discontinued operations for the six month period ended June 30, 2009 in the accompanying financial statements.
SFAS 157 clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based upon assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, SFAS 157 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:
Level 1: Observable inputs (unadjusted) in active markets for identical assets and liabilities;
Level 2: Inputs other than quoted prices included within Level 1 that are either directly or indirectly observable for the asset or liability, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in inactive markets and inputs other than quoted prices that are observable for the asset or liability;
Level 3: Unobservable inputs for the asset or liability, including situations where there is little, if any, market activity or data for the asset or liability.
The Company has assessed its assets and liabilities that are measured and recorded at fair value on a non-recurring basis, within the above hierarchy and that assessment is as follows (in thousands):

		Quoted
		Prices in	Significant
	Value	Active	Other	Significant
	June 30, 2009 or	Markets for	Observable	Unobservable	Total
	last measurement	Identical Assets	Inputs	Inputs	Gains
Description	date	(Level 1)	(Level 2)	(Level 3)	(Losses)

Long-lived assets held and used
Majestic America Line	$34,150			$20,150	$(14,000)

Long-lived assets held for sale
BMI	$10,000	$5,000			(5,000)
Cypress Re	$3,284			$2,784	(500)
Goodwill	$6,275	$3,591			(2,684)

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
4.	Inventory
The Company maintains inventory of fuel, supplies, souvenirs and food and beverage products on board the Windstar vessels. Inventories are stated at the lower of cost or market, using standard costs, which approximates the first-in, first-out method. The components of inventory as of June 30, 2009 and December 31, 2008 were as follows (in thousands):

	June 30, 2009	December 31, 2008
Food, souvenirs and supplies	$1,157	$1,519
Fuel	248	320

	$1,405	$1,839

5.	Prepaid costs and other current assets
The components of prepaid costs and other current assets as of June 30, 2009 and December 31, 2008 were as follows (in thousands):

	June 30, 2009	December 31, 2008
Current portion of prepaid drydocking costs	$1,572	$1,266
Prepaid program costs	239	312
Current portion of prepaid offering costs	68	50
Deferred costs	863	—
Other prepaid costs and other current assets	1,780	1,894

	$4,522	$3,522

6.	Goodwill
In February 2009, the Company announced its intention to sell the Travel and Events business. As of March 31, 2009, the Company evaluated the recoverability of goodwill related to its travel and events segment and recorded an impairment charge of $2.7 million. This amount is included in “Impairment losses,” a component of the operating loss of the travel and events segment.

	June 30, 2009	December 31, 2008
Goodwill, beginning of the period	$6,275	$9,181
Addition to discontinued operations	—	10
Disposed in sale	(3,591)	—
Impairment	(2,684)	(2,916)

Goodwill, end of the period	$—	$6,275

7.	Long term obligations
Long term obligations as of June 30, 2009 and December 31, 2008 were as follows (in thousands):

	June 30, 2009	December 31, 2008
Guaranteed principal payment to MARAD	$948	$948
3.75% Convertible Senior Notes, net of unamortized discount and offering costs of $8,851 and $12,436, respectively	88,149	86,679

	89,097	87,627
Less: current portion	948	948

Non-current portion	$88,149	$86,679

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
Guaranteed Principal Payment
In conjunction with ACG’s acquisition of the Majestic America Line assets of the Delta Queen, the Company assumed a fixed-rate, 6.5% debt payable through 2020 guaranteed by MARAD and secured by a mortgage on the American Queen®. On November 15, 2008, the Company returned the American Queen® to MARAD’s custodial control. The Company had guaranteed principal payments on the debt assumed. At June 30, 2009, the Company had paid all guaranteed principal payments, except for $0.9 million.
3.75% Convertible Senior Notes
On April 3, 2007, the Company closed the sale of $97.0 million of 3.75% Convertible Senior Notes due 2027 (“Notes”) to Thomas Weisel Partners LLC (“Initial Purchaser”), in a private offering, pursuant to a purchase agreement dated March 28, 2007. A portion of the proceeds from the sale of the Notes was used to retire $60 million in seller financing incurred in connection with the acquisition of Windstar Cruises. The remaining proceeds were used for general corporate purposes.
The Notes are convertible into shares of the Company’s common stock at an initial conversion rate of 17.8763 shares per $1,000 principal amount of the Notes (which is equivalent to an initial conversion price of approximately $55.94 per share), subject to adjustment upon the occurrence of certain events. Interest on the Notes is payable semi-annually in arrears on April 15 and on October 15 in each year, commencing October 15, 2007. The Company may redeem the Notes in whole or in part after April 15, 2012. After April 20, 2010 and prior to April 15, 2012, the Company may redeem all or a portion of the Notes only if the price of the Company’s common stock reaches certain thresholds for a specified period of time. Holders of the Notes may require the Company to purchase all or a portion of the Notes, in cash, on April 15, 2012, April 15, 2017 and April 15, 2022 or upon the occurrence of specified fundamental changes (as defined in the purchase agreement dated March 28, 2007). If a holder elects to convert Notes in connection with a specified fundamental change that occurs prior to April 15, 2012, the Company will in certain circumstances increase the conversion rate by a specified number of additional shares.
In connection with the issuance of the Notes, the Initial Purchaser withheld fees from the proceeds of the offering and the Company incurred debt offering costs. Both the debt discount and debt offering costs are being amortized to interest expense through the first note holder put date in April 2012 using the effective interest rate method. The Company accounts for the liability and equity components of the Notes in accordance FSP APB 14-1.
As of June 30, 2009, the carrying value of the liability component is $88.1 million with an effective interest rate of 6.85%. The difference between the carrying value of the liability component and principal amount of the Notes of $8.9 million is recorded as debt discount and is being amortized to interest expense through the first note holder put date in April 2012.
Principal payments on the Company’s debt are scheduled to be paid as follows (in thousands):

Year Ended December 31,
2009 (remaining six months)	$948
2010	—
2011	—
2012	97,000

97,948
Less: Unamortized discount and offering costs	(8,851)
Less: current portion	(948)

Non-current portion	$88,149

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
8.	Comprehensive loss
The components of comprehensive loss are as follows (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Net loss	$(22,047)	$(2,921)	$(33,459)	$(15,432)
Change in unrealized gain (loss) on foreign currency translation	(283)	397	(437)	724
Change in unrealized gain (loss) on available for sale securities	—	14	(14)	13

	$(22,330)	$(2,510)	$(33,911)	$(14,695)

9.	Earnings (Loss) Per Share
Basic earnings (loss) per share (EPS) is computed by dividing net income (loss) by the weighted average common shares outstanding. Diluted EPS includes the effect of any potential shares outstanding, which for the Company consists of dilutive stock options and shares issuable under the Notes. The dilutive effect of stock options is calculated using the treasury stock method with an offset from expected proceeds upon exercise of the stock options and unrecognized compensation expense. The dilutive effect of the Notes is calculated by adding back interest expense and amortization of offering costs, net of taxes, which would not have been incurred assuming conversion. Diluted EPS for the three months and six months ended June 30, 2009 does not include the dilutive effect of stock options and conversion of the Notes into the Company’s common shares since their inclusion would be anti-dilutive.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
The table below details the components of the basic and diluted EPS calculations (in thousands, except per share amounts):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Numerator:
Loss from continuing operations	$(20,942)	$(3,763)	$(28,121)	$(17,539)

Denominator:
Weighted-average shares outstanding — basic	10,918	10,891	11,117	10,889

Weighted-average shares outstanding — diluted	10,918	10,891	11,117	10,889

Loss per share from continuing operations:
Basic and diluted	$(1.92)	$(0.35)	$(2.53)	$(1.61)

Numerator:
Income (loss) from discontinued operations	$(1,105)	$842	$(5,338)	$2,107

Denominator:
Weighted-average shares outstanding — basic	10,918	10,891	11,117	10,889

Weighted-average shares outstanding — diluted	10,918	11,142	11,117	11,148

Earnings (loss) per share from discontinued operations:
Basic and diluted	$(0.10)	$0.08	$(0.48)	$0.19

Numerator:
Net loss	$(22,047)	$(2,921)	$(33,459)	$(15,432)

Denominator:
Weighted-average shares outstanding — basic	10,918	10,891	11,117	10,889

Weighted-average shares outstanding — diluted	10,918	10,891	11,117	10,889

Earnings (loss) per share from discontinued operations:
Basic and diluted	$(2.02)	$(0.27)	$(3.01)	$(1.42)

10.	Business Segments
In January 2008, the Company realigned its business segments into the following four business segments: (i) cruise, which included the operations of Windstar and Majestic American Line; (ii) marine, which included the operations of the Marine Group; (iii) travel and events; and (iv) corporate and other, which consisted of general corporate assets , the insurance operations of Cypress Re and other activities that were not directly related to the Company’s cruise, marine and travel and events operating segments.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
In January 2009, the marine segment qualified as a discontinued operation and in May 2009 the marine business was sold; therefore, segment information for this business is not presented for the three and six months ended June 30, 2009 or 2008 In addition, the insurance operations of Cypress Re also qualified as a discontinued operation and accordingly, information with respect to this business is presented in discontinued operations and not presented as a component of the corporate and other segment.
Summary of business segment information is as follows (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Revenue from continuing operations:
Cruise	$14,053	$44,435	$29,454	$68,438
Travel and events	192	4,607	1,948	8,334

Revenue from continuing operations	$14,245	$49,042	$31,402	$76,772

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Operating income (loss) from continuing operations:
Cruise	$(3,799)	$(1,840)	$(7,133)	$(13,233)
Majestic vessel impairment	(13,484)		(13,484)
Travel and events (1)	(283)	1,038	(3,119)	1,413
Corporate and other	(2,040)	(970)	(1,693)	(2,121)

Operating loss from continuing operations	$(19,606)	$(1,772)	$(25,429)	$(13,941)

1.	Includes $2,684 in impairment of goodwill related to Travel and events segment recorded during the three months ended March 31, 2009.
11.	Income Taxes
The Company recorded income tax benefit for the continuing operations of $0.2 million for the six months ended June 30, 2009, compared to an income expense for the continuing operations of $4,000 for the six months ended June 30, 2008. The Company currently records a full valuation allowance on its domestic deferred tax assets.
The Company and its subsidiaries are subject to U.S. federal income tax as well as income tax of multiple state and foreign jurisdictions. With a few exceptions, the Company is no longer subject to U.S. federal income tax examinations for years before 2005; state and local income tax examinations before 2004; and foreign income tax examinations before 2004.
The Company is not currently under Internal Revenue Service, state, local or foreign jurisdiction tax examinations.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
12.	Commitments and Contingencies
On February 26, 2008, the Company and several of its subsidiaries were named in a complaint by David Giersdorf, the former President of ACG in the Superior Court of Washington for King County. Mr. Giersdorf has alleged he was improperly terminated and has claimed damages which appear to be in excess of $70.0 million. Mr. Giersdorf’s claims, based on verbal agreements, include the following, among other things: (i) he left a tenured position with Holland America Line, which well-positioned him to be the President of this prior employer earning a multi-million dollar annual salary until retirement and (ii) his assistance in acquiring Windstar Cruises and his work in the transition of its vendors and employees entitles him to approximately $54.0 million. Subsequent to the period ended June 30, 2009, the Company and Mr. Giersdorf entered into an amicable settlement of all of Mr. Giersdorf’s claims.
13.	Subsequent Events
In July 2009, the Company cancelled certain letter of credit agreements related to the operation of Cypress Re. As a result of the reduction in the outstanding amount of letters of credit, a portion of the underlying cash collateral (presented as restricted cash at June 30, 2009) was released by the bank. Accordingly, $3.7 million cash was released to fund operations.
In July 2009, the company announced its plans to terminate the management services contract with the third party company that had managed the three Windstar Cruise vessels. Effective September 4, 2009, the Company will directly manage all aspects of the three Windstar Cruise vessels.
As noted in Note 11 above, the Company settled all claims with a former executive in August 2009.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
The following discussion of our financial condition and results of operations should be read in conjunction with the condensed consolidated financial statements and notes thereto included elsewhere in this quarterly report. This discussion contains forward-looking statements that are subject to known and unknown risks, uncertainties and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and other factors include, among others, those identified under “Cautionary Note Regarding Forward-Looking Statements” and elsewhere in this quarterly report and in our annual report on Form 10-K for the year ended December 31, 2008.
Our current cruise operations include the Windstar vessels which are international-flagged ships that sail to destinations in the Caribbean, Europe, the Americas and the Greek Isles. Windstar Cruises operates three sailing yachts including Wind Surf, Wind Spirit and Wind Star known for their ability to visit the hidden harbors and secluded coves of the world’s most treasured destinations. Carrying just 148 to 312 guests, the luxurious ships of Windstar Cruises sail to nearly 50 nations, calling at 100 ports throughout Europe, the Caribbean and the Americas.
Through our travel and events business, we provide event services and merchandise fulfillment programs to corporations, In April 2009 we sold a significant portion of the travel and events business whereby we completed an asset sale of certain assets related to the Housing portion of the business. The buyer also assumed certain liabilities related to Housing. We have retained the Events component of the business and will complete 2009 events and programs as scheduled. Following the completion of these events, our plans are to exit the Events business in an efficient and orderly fashion.
In April 2008, we announced plans to sell and cease operating the Majestic America Line, our U.S. flagged cruise ships that sailed along the inland rivers and costal waterways of North America at the conclusion of the 2008 sailing season. The vessels are currently in lay up status and will not operate in 2009 as we plan to exit the business in an orderly fashion.
In May 2009 we sold Marine Group through a stock sale for $5 million in cash proceeds. These proceeds were used to fund current operations.
For the remainder of 2009, we are focused on improving our Windstar Cruises business performance and have identified three major areas for improvement as follows:
•	Increase our sales and marketing efficiencies to drive more sales, which will enable us to scale our campaigns to a level appropriate for a company of our size;
•	Increase onboard margins and guest satisfaction by replacing and/or directly managing key onboard services;
•	Reduce operational costs by renegotiating key vendor contracts or eliminating certain third party relationships that will allow for significant direct cost savings, efficiency gain and product improvements.
Critical Accounting Policies
We prepare our consolidated financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”). The preparation of our financial statements requires us to make estimates and judgments that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and costs and expenses during the period. We evaluate our estimates and judgments, including those that affect our most critical accounting policies, on an ongoing basis. We base our estimates and judgments on historical experience and on various other factors that we believe to be reasonable under the circumstances, within the framework of current accounting literature.
The majority of our operating results will be recognized in the second and third quarters of our fiscal year which coincides with the highest sales volumes for the cruise operations. It is anticipated that annual results for our cruise operations will be lower than historic trends due to Majestic America Line not operating in 2009 and the reduction in the amount of consumer discretionary spending anticipated for the remainder of 2009. This anticipated reduction in consumer spending for the immediate future will negatively impact future revenue trends associated with our Windstar Cruises business.

The following is a list of the accounting policies that we believe require the most significant judgments and estimates, and that could potentially result in materially different results under different assumptions or conditions.
Revenue Recognition
We recognize revenue in accordance with GAAP, including SEC Staff Accounting Bulletin No. 104, “Revenue Recognition,” and EITF 99-19, “Reporting Revenue Gross as a Principal Versus Net as an Agent.” We recognize revenue when persuasive evidence of an arrangement exists, the service fee is fixed or determinable, collectability is reasonably assured and delivery has occurred.
Passenger Ticket Revenue and Onboard and Other Cruise Revenues
We record passenger ticket revenue net of applicable discounts. We recognize passenger ticket revenue and related costs of revenue when the cruise is completed. We generally receive from our customers a partially refundable deposit within one week of booking a tour, with the balance typically remitted 90 days prior to the departure date. If customers cancel their trip, the nonrefundable portion of their deposit is recognized as revenue on the date of cancellation. Passenger revenue representing travel insurance purchased at the time of reservation is recognized upon the completion of the cruise or passenger cancellation, whichever is earlier and our obligation has been met. Onboard and other cruise revenue consisting of beverage and souvenir sales and optional shore excursions are deferred and recognized as revenue when the cruise is completed.
Travel, Incentive and Event Related
The Company bills customers, in advance, and the cash received is recorded as a participant deposit. The Company pays for certain direct program costs such as airfare, hotel and other program costs in advance of travel, which are recorded as prepaid program costs. Program revenue and related costs are recognized after the event is complete and the Company has met its obligations under the contract. This revenue is reported on a net basis, reflecting the net effect of gross billings to the client less any direct program costs.
The Company recognizes revenue from hotel reservation, registration and related travel services when the convention operates. Revenue from the sale of merchandise is recognized when the merchandise is shipped, the service has been provided or when the redemption periods have expired. The Company defers revenue from prepaid, certificate-based merchandise incentive programs until the Company’s obligations are fulfilled. These revenues are reported on a net basis, reflecting the net effect of gross billings to the client less any direct program or merchandise costs.
Property, Vessels and Equipment
Property, vessels and equipment are stated at cost, net of accumulated depreciation. We expense as incurred the cost of maintenance and repairs that do not improve or extend the lives of the respective assets. We capitalize major additions and betterments. Our ships are capitalized and depreciated using the straight-line method over the expected useful life ranging up to 30 years, net of a residual value that generally is approximately 15%. Ship replacement parts are capitalized and depreciated upon being placed in service. Office equipment is capitalized and depreciated using the straight-line method over the expected useful life of the equipment, ranging up to 10 years. We amortize leasehold improvements using the straight-line method over the lesser of the expected useful life of the improvement or the term of the related lease.
We perform reviews for the impairment of property, vessels and equipment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When property and equipment are sold or retired, we remove the related cost and accumulated depreciation from the accounts and recognize any gain or loss in the statement of operations. Judgments and estimates made related to property and equipment are affected by factors such as economic conditions, changes in resale values and changes in operating performance. This process requires the use of estimates and assumptions, which are subject to a high degree of judgment. If these assumptions change in the future, we may be required to record impairment charges for these assets.
Drydocking
We capitalize drydocking costs as incurred and amortize such costs over the period to the next scheduled drydock. We believe that the deferral method provides a better matching of revenues and expenses. Drydocking costs are included in prepaid and other current assets and in long term assets in the accompanying balance sheet and are amortized over the cruising season between scheduled dry dockings.

Long-Lived Assets Including Intangibles
We test goodwill and intangible assets with indefinite useful lives for impairment at least annually or sooner whenever events or changes in circumstances indicate that they may be impaired. Management evaluates recoverability using both subjective and objective factors. Subjective factors include the evaluation of industry and product trends and our strategic focus. Objective factors include management’s best estimates of projected future earnings and cash flows. We use a discounted cash flow model to estimate the fair market value of each of our reporting units and indefinite lived intangibles when performing our impairment tests. Assumptions used include growth rates for revenues and expenses, investment yields on deposits, any future capital expenditure requirements and appropriate discount rates. We established reporting units based on our current reporting structure. For purposes of testing goodwill for impairment, we allocated goodwill to these reporting units to the extent it related to each reporting unit. We amortize intangible assets with definite lives over their estimated useful lives and review them for impairment at least annually or sooner whenever events or changes in circumstances indicate that they may be impaired. The majority of our intangible assets were assigned lives based on contract values associated with each intangible asset. We amortize our acquired intangible assets with definite lives over periods ranging from five to 20 years depending on the contract term where applicable.
Income Taxes
We account for income taxes in accordance with the provisions of SFAS No. 109, which requires an asset and liability approach that requires the recognition of deferred tax assets and deferred tax liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.
Statistical Terminology and Information for Cruise Operations
Available Passenger Cruise Days (“APCD”)
APCD’s are our measurement of capacity and represent double occupancy per cabin multiplied by the number of cruise days for the period.
Occupancy
Occupancy, in accordance with the cruise vacation industry practice, is calculated by dividing Passenger Cruise Days by APCD. A percentage in excess of 100% indicates that three or more passengers occupied some cabins.
Passenger Cruise Days
Passenger Cruise Days represent the number of passengers carried for the period multiplied by the number of days in their respective cruises.
Selected Windstar Cruises operations statistical information is as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Passengers Carried	5,165	5,727	11,621	12,838
Occupancy Percentage	73.9%	77.9%	81.1%	85.6%
Passenger Cruise Days	37,739	43,118	84,497	92,895
APCD	51,072	55,328	104,216	108,584

COMPARISON OF RESULTS FOR THE THREE MONTHS ENDED JUNE 30, 2009 TO THE THREE MONTHS ENDED JUNE 30, 2008
Revenue
Total revenue from continuing operations for the three months ended June 30 was $14.2 million, compared to $49.0 million for the three months ended June 30, 2008. For the quarter ended June 30, 2009, the decrease in revenue was primarily related to Majestic America Line which was not in operation during the current period. Our Windstar Cruises revenue decreased $5.3 million primarily due to lower number of passengers carried as a result of the current economic conditions and the overall reduction in consumer discretionary spending. Our travel, incentive and events revenue decreased $2.0 million primarily due to the sale of the Housing division in April 2009 and the wind down of the remaining business activities of the division in the current quarter.
Cruise Operating Expenses
Cruise operating expenses were $12.0 million for the three months ended June 30, 2009 compared to $36.2 million for the three months ended June 30, 2008. The decrease in cruise operating expenses is primarily due to the non-operational status of the Majestic America Line vessels.
Selling and Tour Promotion Expenses
Selling and tour promotion expenses decreased to $2.3 million for the three months ended June 30, 2009 from $2.6 million for the three months ended June 30, 2008. Due to our April 2008 decision not to operate the Majestic America vessels, we did not incur expenditures in the prior period for the 2009 sailing season. Selling and tour promotion expenses for Windstar Cruises were $2.3 million in the three months ended June 30, 2009 compared to $2.1 million in the three months ended June 30, 2008. As a percentage of total revenue, selling and tour promotion increased to 16.2% during the three months ended June 30, 2009 from 5.3% during the three months ended June 30, 2008.
General and Administrative Expenses
General and administrative (“G&A”) expenses were $2.8 million for the three months ended June 30, 2009 compared to $8.3 million for the three months ended June 30, 2008. The decrease is attributed to $3.8 million lower G&A expenses incurred by Majestic America Line and overall reduction in corporate activates related to Travel and Events and general corporate matters. As a percentage of total revenues, general and administrative expenses increased to 20.0% for the three months ended June 30, 2009 from 17.0% for the three months ended June 30, 2008.
Impairment charge
During the three months ended June 30, 2009, we recorded a non-cash impairment charge of $14 million related to the Majestic America Line vessels. The estimates of fair values used by management are based on Level 3 inputs as defined under SFAS 157. No comparable charges were recorded during the three months ended June 30, 2008.
Depreciation and Amortization
Depreciation and amortization expenses were $2.7 million for the three months ended June 30, 2009 compared to $3.7 million for the three months ended June 30, 2008. Depreciation expense during the three months ended June 30, 2009 decreased compared to the three months ended June 30, 2008 due to the reduction in the number of vessels retained in Majestic America Line.
Operating Loss
We recorded an operating loss from continuing operations of $5.6 million and a non-cash impairment charge of $14 million for a total of $19.6 million loss for the three months ended June 30, 2009, compared to $1.8 million loss for the three months ended June 30, 2008. The change is the result of the changes described above.

Other Income (Expense)
Other expense for the three months ended June 30, 2009 was $1.5 million, compared to $2.0 million for the three months ended June 30, 2008. The decrease in other expense is attributed to $0.4 million in lower interest expense due to the absence of certain Majestic America Line vessel debt in the current period.
Income Taxes
We recorded income tax benefit for the continuing operations of $0.2 million for the three months ended June 30, 2009, compared to an income tax provision of $9,000 for the three months ended June 30, 2008. In accordance with SFAS No. 109, we have established a full valuation allowance on our domestic deferred tax assets. As a result of the valuation allowance, no tax benefit was provided for the three months ended June 30, 2009 for our consolidated domestic losses.
Net Income (Loss) from Discontinued Operations
Net loss from discontinued operations for the three months ended June 30, 2009 was $1.1 million compared to net income from discontinued operations of $.8 million in the prior period. The three months ended June 30, 2009 includes an impairment charge of $.5 million related to Cypress Re based on our estimate of net realizable value of the division and includes operating results of the Marine Group only through mid May 2009 at which time the division was sold.
Net Loss
Net loss for the three months ended June 30, 2009, including a non-cash impairment charge of $14 million and a $1.1 million loss from discontinued operations, was $22.0 million, compared to $2.9 loss million for the comparable period in 2008. The change is the result of the changes described above.
COMPARISON OF RESULTS FOR THE SIX MONTHS ENDED JUNE 30, 2009 TO THE SIX MONTHS ENDED JUNE 30, 2008
Revenue
Total revenue from continuing operations for the six months ended June 30, 2009 was $31.4 million, compared to $76.8 million for the six months ended June 30, 2008. For the six months ended June 30, 2009, the decrease in revenue was primarily related to Majestic America Line which did not operated in the current period. Our Windstar Cruises revenue decreased $8.7 million primarily due to lower number of passengers carried as a result of the current economic conditions and the overall reduction in consumer discretionary spending. Our travel, incentive and events revenue decreased $6.4 million primarily due to the sale of the Housing division during the second quarter of 2009 and the wind down of the remaining programs within that division.
Cruise Operating Expenses
Cruise operating expenses were $24.5 million for the six months ended June 30, 2009 compared to $57.0 million for the six months ended June 30, 2008. The decrease in cruise operating expenses is primarily due to the non-operational status of the Majestic America Line vessels in the current reporting period.
Selling and Tour Promotion Expenses
Selling and tour promotion expenses decreased to $4.2 million for the six months ended June 30, 2009 from $9.0 million for the six months ended June 30, 2008. Due to our decision not to operate the Majestic America vessels, we did not incur expenditures for this cruise line related to the 2009 sailing season. Selling and tour promotion expenses for Windstar Cruises were $4.2 million in the six months ended June 30, 2009 compared to $3.8 million in the six months ended June 30, 2008. As a percentage of total revenue, selling and tour promotion increased to 13.4% during the six months ended June 30, 2009 from 11.8% during the six months ended June 30, 2008.

General and Administrative Expenses
G&A expenses were $5.9 million for the six months ended June 30, 2009 compared to $17.8 million for the six months ended June 30, 2008. The decrease is attributed to $7.3 million lower G&A expenses incurred by Majestic America Line, $4.5 million lower G&A expenses incurred by Travel and Events offset by $0.8 million credit in stock based compensation expense due to non-vested restricted stock forfeitures upon employee terminations. As a percentage of total revenues, general and administrative expenses decreased to 19.0.% for the six months ended June 30, 2009 from 23.1% for the six months ended June 30, 2008.
Impairment charge
During the six months ended June 30, 2009, we recorded non-cash impairment charges of $2.7 million based on our evaluation of the recoverability of goodwill related to our travel and events segment and $14 million based on our evaluation of the fair values of the remaining Majestic America Line vessels for a total non-cash charge of $167 million. No comparable charges were recorded during the six months ended June 30, 2008.
Depreciation and Amortization
Depreciation and amortization expenses were $5.5 million for the six months ended June 30, 2009 compared to $6.9 million for the six months ended June 30, 2008. Depreciation expense during the six months ended June 30, 2009 decreased compared to the six months ended June 30, 2008 due to the reduction in the number of vessels retained in Majestic America Line.
Operating Loss
We recorded an operating loss from continuing operations of $8.7 million and impairment charges of $16.7 million for a total of $25.4 million for the six months ended June 30, 2009, compared to $13.9 million for the six months ended June 30, 2008. The change is the result of the changes described above.
Other Income (Expense)
Other expense for the six months ended June 30, 2009 was $2.9 million, compared to $3.6 million for the six months ended June 30, 2008. The decrease in other expense is attributed to $1.4 million in lower interest expense due to the absence of certain Majestic America Line vessel debt, offset lower income from investments and lower property insurance recoveries. In 2008 we received $0.6 million in insurance recoveries for the Queen of the West and the Empress of the North related to incidents in 2006 and 2008, respectively, whereas in 2009 we received $0.1 million in insurance recoveries related to the 2008 Queen of the West incident.
Income Taxes
We recorded income tax benefit for the continuing operations of $0.2 million for the six months ended June 30, 2009, compared to an income tax benefit of $4,000 for the six months ended June 30, 2008. In accordance with SFAS No. 109, we have established a full valuation allowance on our domestic deferred tax assets. As a result of the valuation allowance, no tax benefit was provided for the six months ended June 30, 2009 for our consolidated domestic losses.
Net Income (Loss) from Discontinued Operations
Net loss from discontinued operations for the six months ended June 30, 2009 was $5.3 million compared to net income from discontinued operations of $2.1 million in the prior period. The six months ended June 30, 2009 includes impairment charge of $5 million related to the Marine Group based on the carrying value of the division and the ultimate sales proceeds realized upon sale in 2009. The net operating income of the Marine Group in the prior period was $2.0 million as compared to a net operating loss of $1 million in the six months ended June 30, 2009.
Net Loss
Net loss for the six months ended June 30, 2009, including non cash impairment charges of $16.7 million and $5.3 million loss from discontinued operations totaled $33.5 million, compared to $15.4 million loss during the comparable period in 2008. The change is the result of the changes described above.

Liquidity and Capital Resources
Due to the current global downturn in the economy, specifically the decrease in vacationers’ discretionary spending and the direct impact this has on the level of cruise bookings and a decrease in corporate spending on incentive programs, we will need additional sources of cash in the immediate future in order to fund operations in 2009. In February 2009, we announced our intention to sell and / or exit non-Windstar Cruises related assets and or businesses. In April 2009, we sold the Housing portion of Travel and Events and in May 2009, we sold the Marine Group. We are actively marketing Cypress Re. The remaining five Majestic vessels are currently not operating and the Company intends to evaluate our investments in these assets which may include the increase of marketing efforts for the sale of these assets in the upcoming months. Sales proceeds from these dispositions will be used to fund current operations.
In addition to the sale of assets, we are also renegotiating existing debt obligations. Based on the terms of the renegotiation of existing debt obligations, if any, our stockholders may have additional dilution. The amount of dilution could be attributed to the issuance of warrants or securities with other dilutive characteristics, such as anti-dilution clauses or price resets.
Although we are in discussions with potential buyers and other prospects for additional funds, we currently have no completed funding commitments or sale transactions for our remaining non-Windstar Cruises assets. If we are not able to sell our remaining non-Windstar Cruises assets, raise additional financing and/or renegotiate existing debt obligations in order to fund operations, we may be forced to extend payment terms with vendors where possible, and/or to suspend or curtail certain of our planned operations and possibly seek protection in bankruptcy. Any of these actions would harm our business, results of operations and future prospects could cause our debt-obligations to be accelerated and could result in potential damage to our business.
As a result of our need for additional financing and other factors, the report from our independent registered public accounting firm regarding our consolidated financial statements for the year ended December 31, 2008 includes an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. If we cease to continue as a going concern, due to lack of available capital or otherwise, you may lose your entire investment in our company.
Net cash used in operating activities for the six months ended June 30, 2009 was approximately $4.4 million, compared to net cash provided by operating activities of $1.2 million for the six months ended June 30, 2008. The change in net cash primarily relates to timing differences in the collection of current assets and the payment of current liabilities, including trade payables and accrued liabilities as well as a decrease in cash provided by passenger deposits.
Net cash used in investing activities for the six months ended June 30, 2009 was $0.3 million compared to $11.4 million for six months ended June 30, 2008. The change is primarily due to lower level of restrictions in cash holdbacks by our credit card processors related to the non-operating status of the Majestic American Line, offset by cash flows used in activities of discontinued operations. During the three months ended June 30, 2009, we pledged one Majestic American Line vessel as collateral under a credit card agreement. This action reduced the amount of cash hold back required by the processor.
In 2009, we will incur capital expenditures and costs for improvements to and maintenance of our vessels. In 2009, planned capital expenditures and dry dock projects are expected to be approximately $2.5 million for Windstar Cruises.
Net cash provided by financing activities for the six months ended June 30, 2009 was $48,000, compared to net cash used in financing activities of $2.1 million for the six months ended June 30, 2008. Activity for the six months ended June 30, 2008 included $1.7 million in principle payments on long-term debt associated with the Majestic American Line compared to $0 during the six months ended June 30, 2009.
In the ordinary course of business we may from time to time be required to issue letters of credit related to our insurance business. As of June 30, 2009, we had outstanding approximately $5.9 million in letters of credit related to property and casualty insurance programs which are scheduled to expire at various dates through 2009. We have a $6.0 million line of credit to support the outstanding letters of credit which is secured by certificate of deposits in the same amount and is classified as restricted cash as of June 30, 2009. In July 2009, we were able to reduce the amount of required letter of credit agreements which resulted in a corresponding reduction in the need for the underlying cash collateral. The line of credit was reduced to $2.2 million and we received $3.7 million in cash to fund operations.

Under Bermuda regulations, Cypress Re is required to maintain a cash position of $1.0 million or a surplus of 20% of gross written premiums or 15% of loss adjustment expense reserves, whichever is greater. As of June 30, 2009, Cypress Re maintained a surplus cash position of $1.0 million.
Our cruise passenger deposits are primarily received through credit card transactions. As of June 30, 2009, we had $9.6 million of restricted cash held by banks in cash equivalents as amounts required for secure processing of passenger deposits through credit cards. The restricted amounts are negotiated between us and the bank based on a percentage of the expected future volume of credit card transactions within a standard twelve-month period. In addition to cash held by the banks, we pledged one of the Majestic American Line vessels as collateral under a processing agreement during the three months ended June 30, 2009.
Events of Default under Debt Agreements
At December 31, 2008, we were in violation of certain financial covenants under a working line of credit with a bank related to the Marine Group. In addition we had a $1.6 million note payable with the bank with a maturity date of May 10, 2010 secured by property. Due to the default under the working line of credit with the bank, we were subject to a cross default under the note payable. In connection with the May 16, 2009 sale of the stock of the marine Group, these bank agreements and related debt balances transferred to the buyer. We have no further obligations under these bank agreements.
We are in compliance with all covenants under our 3.75% Senior Convertible Notes.
Trends and Uncertainties
The results of operations and financial position of our business may be affected by a number of trends or uncertainties that have, or that we reasonably expect could have, a material effect on income from continuing operations, cash flows and financial position. Such trends and uncertainties include the repercussions of the global economic downturn or terrorist acts, uncertainties regarding the liquidity position of the Company our acquisition of or investment in complementary businesses and significant changes in estimates for potential claims or other general estimates related to our reinsurance business. We will also, from time to time, consider the acquisition of or investment in businesses, services and technologies that might affect our liquidity requirements.
Cautionary Note Regarding Forward-Looking Statements
Statements contained in this quarterly report on Form 10-Q that are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. A forward-looking statement may contain words such as “expect,” “anticipate,” “outlook,” “could,” “target,” “project,” “intend,” “plan,” “believe,” “seek,” “estimate,” “should,” “may,” “assume,” “continue,” and variations of such words and similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. We caution you that actual outcomes and results may differ materially from what is expressed, implied, or forecast by our forward looking statements. We have based our forward-looking statements on our management’s beliefs and assumptions based on information available to our management at the time the statements are made. Such risks and uncertainties include, among others:
•	our ability to effectively and efficiently operate our cruise operations;
•	our ability to effectively and expeditiously divest Majestic America Line;
•	customer cancellation rates;
•	competitive conditions in the industry in which we operate;
•	marketing expenses;
•	extreme weather conditions;
•	the impact of new laws and regulations affecting our business;
•	negative incidents involving cruise ships, including those involving the health and safety of passengers;
•	cruise ship maintenance problems and emergency ship repairs;
•	reduced consumer demand for vacations and cruise vacations;
•	changes in fuel, food, payroll, insurance and security costs;
•	changes in relationships with certain travel providers;

•	changes in vacation industry capacity;
•	other economic and geo-political factors and other considerations affecting the travel industry;
•	changes in United States maritime tax laws;
•	potential claims related to our reinsurance business; and
•	the potentially volatile nature of the reinsurance business.
The information contained in this document is not a complete description of our business or the risks associated with an investment in our common stock. Before deciding to buy or maintain a position in our common stock, you should carefully review and consider the various disclosures we made in this report, and in our other materials filed with the Securities and Exchange Commission that discuss our business in greater detail and that disclose various risks, uncertainties and other factors that may affect our business, results of operations or financial condition. In particular, you should review our annual report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission and the “Risk Factors” we included in that report.
Any of the factors described above could cause our financial results, including our net income or loss or growth in net income or loss to differ materially from prior results, which in turn could, among other things, cause the price of our common stock to fluctuate substantially.
We disclaim any obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

“Item 4.01 — Change in Registrant’s Certifying Accountant” of the Company’s Current Report on Form 8-K, filed with the SEC on July 7, 2009

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) On July 6, 2009, the Audit Committee of the Board of Directors of Ambassadors International, Inc. (the “Company”) approved the dismissal of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm.

The audit report of E&Y on the Company’s consolidated financial statements as of and for the year ended December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion or was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph stating that “The accompanying financial statements have been prepared assuming that Ambassadors International, Inc. will continue as a going concern. The current economic environment is negatively impacting the Company. The Company has incurred recurring operating losses and is not in compliance with certain debt covenants at December 31, 2008. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. As more fully described in Note 1, the Company has announced plans to be a cruise only company and has initiated a plan to sell all non-Windstar assets. The 2008 financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.”

The audit report of E&Y on the Company’s consolidated financial statements as of and for the year ended December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion or was not qualified or modified as to uncertainty, audit scope or accounting principles.

The audit report of E&Y on the effectiveness of internal control over financial reporting as of December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2008 and the subsequent interim period through July 6, 2009, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in its reports.

During the two fiscal years ended December 31, 2008 and the subsequent interim period through July 6, 2009, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided E&Y with a copy of this report, and has requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above.

(b) On July 6, 2009, the Audit Committee of the Board of Directors of the Company approved the engagement of Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm. During the years ended December 31, 2007 and 2008 and through July 6, 2009, neither the Company nor anyone on its behalf consulted with Moss Adams with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2009

AMBASSADORS INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-26420	91-1688605

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

2101 4th Avenue, Suite 210, Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)
(206) 292-9606
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Amendment No. 2 to the Current Report on Form 8-K (the “Amended Form 8-K”) is being filed by Ambassadors International, Inc. (the “Company”) solely to correct an error on the date of the Report of Independent Registered Public Accounting Firm (the “Report”) filed as Exhibit 99.2 to Amendment No. 1 to the Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission (the “Commission”) on October 30, 2009. The Report was dated as of October 29, 2009 except for the effects on the consolidated financial statements of i) the discontinued operations and the retrospective application of FSP APB 14-1 to all periods presented and ii) the restatement, all described in Note 1, as to which the dates are September 25, 2009 and October 29, 2009, respectively. The Report should have been dated and is amended by this Amended Form 8-K to reflect the date of April 14, 2009 except for the effects on the consolidated financial statements of i) the discontinued operations and the retrospective application of FSP APB 14-1 to all periods presented and ii) the restatement, all described in Note 1, as to which the dates are September 25, 2009 and October 29, 2009, respectively. This Amended Form 8-K includes as Exhibit 99.2 the Report with the corrected date and the accompanying financial statements of the Company. The Company has also filed as Exhibit 99.1 Management’s Discussion and Analysis of Financial Condition and Results of Operation (“MD&A”) for the periods covered by the Report with this Amended 8-K. MD&A was not affected by this Amended 8-K but the Company is filing MD&A with this Amended 8-K for ease of reference.
     On September 25, 2009 the Company filed a Current Report on Form 8-K with the Commission (the “Original Form 8-K”) solely (i) to show the effects of the adoption of Financial Accounting Standards Board Staff Position APB 14-1 (“FSP APB 14-1”), Accounting for Convertible Debt Instruments That May be Settled in Cash upon Conversion (Including Partial Cash Settlement), on the accounting for its 3.75% Convertible Senior Notes due 2027 and (ii) to reflect the reclassification of Ambassadors Marine Group, LLC (“AMG”) and Cypress Reinsurance, Ltd. (“Cypress”) as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS 144”), in the Company’s historical annual financial information included in its Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) filed on April 15, 2009. In addition, as disclosed in Footnote 20 to the 2008 Consolidated Financial Statement, subsequent to December 31, 2008 the Company recorded a $14 million impairment related to Majestic America Line assets as of June 30, 2009. During the financial statement close process for the third quarter of fiscal 2009, the Company determined, due to events that occurred during the third quarter that it is necessary to record an additional impairment charge of approximately $4 million related to its Majestic America Line assets and an impairment charge of approximately $28 million related to its Windstar Cruise assets. Amendment No. 1 to the Original Form 8-K amended Items 8.01 and 9.01 of the Original Form 8-K and added disclosure under Items 2.02 and 4.02 to reflect a restatement for the 2008 $7 million loss on disposal related to two Majestic America Line vessels from Other income (expense) to Operating loss from continuing operations and included as exhibits the historical annual financial information and Management’s Discussion and Analysis of Financial Condition and Results of Operation reflecting those changes.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations (superseding Part II. Item 7 of the 2008 Form 10-K and Exhibit 99.1 of Item 9.01 of the Original Form 8-K and Amendment No. 1 to the Original Form 8-K).

99.2	Financial Statements and Supplementary Data (superseding Part II. Item 8 of the 2008 Form 10-K and Exhibit 99.2 of Item 9.01 of the Original Form 8-K and Amendment No. 1 to the Original Form 8-K).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.
Date: November 2, 2009	By:	/s/ Arthur A. Rodney
Arthur A. Rodney
Chief Executive Officer

Exhibit Index

Exhibit	Description of Exhibit
23.1	Consent of Independent Registered Accounting Firm.

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations (superseding Part II. Item 7 of the 2008 Form 10-K and Exhibit 99.1 of Item 9.01 of the Original Form 8-K and Amendment No. 1 to the Original Form 8-K).

99.2	Financial Statements and Supplementary Data (superseding Part II. Item 8 of the 2008 Form 10-K and Exhibit 99.2 of Item 9.01 of the Original Form 8-K and Amendment No. 1 to the Original Form 8-K).

Exhibit 23.1
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements of Ambassadors International, Inc. of our report dated April 14, 2009 (except for the effects on the consolidated financial statements of (i) the discontinued operations and the retrospective application of FSP APB 14-1 to all periods presented and (ii) the restatement, all described in Note 1, as to which the date is September 25, 2009 and October 29, 2009, respectively), with respect to the consolidated financial statements and schedule of Ambassadors International, Inc. included in this Current Report (Form 8-K) for the year ended December 31, 2008.
1.	Registration Statement (Form S-8 No. 333-13405) pertaining to the Amended and Restated Equity Participation Plan of Ambassadors International, Inc.,

2.	Registration Statement (Form S-8 No. 333-81023) pertaining to the Amended and Restated Equity Participation Plan of Ambassadors International, Inc.,

3.	Registration Statement (Form S-8 No. 333-104280) pertaining to the Amended and Restated Equity Participation Plan of Ambassadors International, Inc.,

4.	Registration Statement (Form S-8 No. 333-129404) pertaining to the Amended and Restated Equity Participation Plan of Ambassadors International, Inc.,

5.	Registration Statement (Form S-8 No. 333-143958) pertaining to the Amended and Restated Equity Participation Plan of Ambassadors International, Inc.,

6.	Registration Statement (Form S-3/A No. 333-144999) pertaining to the registration of 1,734,002 shares of common stock to be issued upon conversion of the 3.75% Convertible Notes due 2027.
/s/ ERNST & YOUNG
Irvine, California
October 29, 2009

Exhibit 99.1
Item 7.  Management’s Discussion and Analysis of Financial Condition and Results of Operations (Reflects the retroactive application of FSP APB 14-1, the reclassification of certain businesses of the Company as discontinued operations in accordance with SFAS 144 and the reclassification of the loss on disposal on two vessels from Other income (expense) to Operating income (loss) from continuing operations)
Overview
     Throughout 2007 and 2008, we operated as a cruise, marine and travel and events company. Our cruise operations included U.S.-flagged cruise ships that sailed along the inland rivers and coastal waterways of North America and international-flagged ships that sail to destinations in the Caribbean, Europe, the Americas and the Greek Isles.
     In April 2008, we announced our intention to sell the Majestic America Line operations and not operate any of the ships under the Majestic America Line brand in 2009. In February 2009, we announced our intention to focus solely on Windstar Cruises. We plan to sell all non-Windstar Cruises related assets including our Majestic America Line Assets that we announced in April 2008, in order to concentrate our efforts on our international small ship luxury segment. We believe that Windstar Cruises has the most potential long term growth for our shareholders and believe that a successful sale of our other businesses would provide us with stability in a difficult economy. We have engaged third party firms to facilitate the sale of our non-Windstar Cruises assets.
The Company further determined that the Marine Group and Cypress Re qualified for the “held-for-sale” treatment under Statement of Financial Accounting Standard (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), subsequent to year end. Accordingly, the accompanying financial statements have been updated to present the operations of Marine Group and Cypress Re as discontinued operations and the assets and liabilities of these two business units are classified as “held for sale” and “liabilities related to assets held for sale”. SFAS No. 144 provides that if the discontinued operations had been a reportable segment, the Company is not required to disclose information about the discontinued segment as required by SFAS No 131, “Disclosures about Segments of an Enterprise and Related Information.”
     Through our travel and events business, we provide event services to corporations, associations and trade show companies. In addition, we developed, marketed, and managed performance improvement programs utilizing travel incentives and merchandise awards designed to achieve specific corporate objectives, including achieving sales goals, improving productivity and attracting and retaining qualified employees. Our clients included Fortune 1000 companies, and other large and small businesses.
     In 2006 and 2007, we completed several major acquisitions in the cruise and marine segments. In 2007, we successfully integrated both the marine acquisitions, as well as the acquisition of Windstar Cruises. The integration of our domestic cruise operations proved to be more challenging than anticipated and resulted in a significant loss for the years ended December 31, 2007 and 2008.
Critical Accounting Policies
     Our consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and costs and expenses during the period. We evaluate our estimates and judgments, including those which impact our most critical accounting policies, on an ongoing basis. We base our estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, within the framework of current accounting literature.
     Our businesses are seasonal. Historically, we have recognized the majority of our operating results in the first and second quarters of each fiscal year. As a result of our cruise related acquisitions and the size of our cruise operations in relation to our overall operations, the majority of our operating results will be recognized in the second and third quarters of each fiscal year, which coincide with our cruising season. Our annual results would be adversely affected if our revenue were to be substantially below seasonal norms during the second and third quarters of a year.
     The following is a list of the accounting policies that we believe require the most significant judgments and estimates, and that could potentially result in materially different results under different assumptions or conditions.

Revenue Recognition
     We recognize revenues in accordance with GAAP, including SEC Staff Accounting Bulletin No. 104, “Revenue Recognition” and EITF 99-19, “Reporting Revenue Gross as a Principal versus Net as an Agent.” We recognize revenue when persuasive evidence of an arrangement exists, the service fee is fixed or determinable, collectibility is reasonably assured and delivery has occurred.
Passenger Ticket Revenue and Onboard and Other Cruise Revenues
     Passenger ticket revenue is recorded net of applicable discounts. Passenger ticket revenue and related costs of revenue are recognized when the cruise is completed. We generally receive from our customers a partially refundable deposit within one week of booking a tour, with the balance typically remitted 60 days prior to the departure date. If customers cancel their trips, the nonrefundable portion of their deposit is recognized as revenue on the date of cancellation. Passenger revenue representing travel insurance purchased at the time of reservation is recognized upon the completion of the cruise or passenger cancellation, whichever is earlier and our obligation has been met. Onboard and other cruise revenue are comprised of beverage and souvenir sales and optional shore excursions are deferred and recognized as revenue when the cruise is completed.
Travel and Event Related
     We bill travel participants, mainly consisting of large corporations, in advance, and the cash received is recorded as a participant deposit. We pay for certain direct program costs such as airfare, hotel and other program costs in advance of travel, and record such payments as prepaid program costs. We recognize travel revenue and related costs when travel convenes and classify such revenue as travel and incentive related. This revenue is reported on a net basis, reflecting the net effect of gross billings to the client less any direct program costs.
     Revenue from hotel reservation, registration and related travel services is recognized when the convention operates. Revenue from the sale of merchandise is recognized when the merchandise is shipped, the service has been provided or when the redemption periods have expired. Revenue from pre-paid, certificate-based merchandise incentive programs is deferred until our obligations are fulfilled or upon management’s estimates (based upon historical trends) that it is remote that the certificate will be redeemed. These revenues are reported on a net basis, reflecting the net effect of gross billings to the client less any direct program or merchandise costs.
Property, Vessels and Equipment
     Property, vessel and equipment are stated at cost, net of accumulated depreciation. Cost of maintenance and repairs which do not improve or extend the lives of the respective assets are expensed as incurred. Major additions and betterments are capitalized. Our ships are capitalized and depreciated using the straight-line method over the expected useful life ranging up to 30 years, net of a residual value which generally is approximately 15%. Ship replacement parts are capitalized and depreciated upon being placed in service. Office and shop equipment is capitalized and depreciated using the straight-line method over the expected useful life of the equipment, ranging up to 10 years. Leasehold improvements are amortized using the straight-line method over the lesser of the expected useful life of the improvement or the term of the related lease.
     We review our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be fully recoverable. The assessment of possible impairment is based on our ability to recover the carrying value of our assets based on our estimate of their undiscounted future cash flows. If these estimated undiscounted future cash flows are less than the carrying value of an asset, an impairment charge is recognized for the excess, if any, of the asset’s carrying value over its estimated fair value. When property and equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is recognized in the statement of operations. Judgments and estimates made related to property and equipment are affected by factors such as economic conditions, changes in resale values and changes in operating performance. This process requires the use of estimates and assumptions, which are subject to a high degree of judgment. If these assumptions change in the future, we may be required to record impairment charges for these assets. All of our property, vessels and equipment were subject to impairment testing as of December 31, 2008, and only the assets related to the marine division were deemed to be impaired. This charge is included in income (loss) from discontinued operations.
Goodwill and Intangible Assets
     Goodwill and intangible assets with indefinite useful lives are tested for impairment at least annually or sooner whenever events or changes in circumstances indicate that they may be impaired. Management evaluates recoverability using both subjective and objective factors. Subjective factors include the evaluation of industry and product trends and our strategic focus. Objective factors include management’s best estimates of projected future earnings and cash flows. We use a discounted cash flow model to estimate the fair market value of each of our reporting units and indefinite lived intangibles when performing our impairment tests. Assumptions used include growth rates for revenues and expenses, investment yields on deposits, any future capital expenditure requirements and appropriate discount rates. We established reporting units based on our current reporting structure. For purposes of testing goodwill for impairment, goodwill has been allocated to these reporting units to the extent it related to each reporting unit. Intangible assets with finite lives are amortized over their estimated useful lives and reviewed for impairment at least annually or sooner whenever events or changes in circumstances indicate that they may be impaired. The majority of our intangible assets were assigned lives based on contract values associated with each intangible asset. We amortize our acquired intangible assets with finite lives over periods ranging from three to 20 years depending on the contract term where applicable. In connection with our December 31, 2008 impairment testing, the trade name and goodwill associated with our marine division reporting unit were deemed to be impaired and written off and the charge is included as a component of income (loss) from discontinued operations.
Stock-Based Compensation
     In December 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 123 (revised 2004), “Share-Based Payment” (“SFAS No. 123R”). SFAS No. 123R supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and amends SFAS No. 95, “Statement of Cash Flows.” Generally, the fair value approach in SFAS No. 123R is similar to the fair value approach described in SFAS No. 123. In 2005, we used the Black-Scholes-Merton formula to estimate the fair value of stock options granted to employees. We adopted SFAS No. 123R, using the modified-prospective method, beginning January 1, 2006. Based on the terms of our plans, we did not have a cumulative effect of accounting change related to our plans. We also elected to continue to estimate the fair value of stock options using the Black-Scholes-Merton formula.
     Using the Black-Scholes-Merton formula to estimate the fair value of stock-based compensation requires the input of subjective assumptions. These assumptions include estimating the length of time employees will retain their vested stock options before exercising them, risk free interest rates, our dividend yield and the volatility of our common stock price over the expected term. Changes in the subjective assumptions can materially affect the estimate of fair value of stock-based compensation and consequently, the related amount recognized on our consolidated statements of operations.
Income Taxes
     We account for income taxes in accordance with the provisions of SFAS No. 109, “Accounting for Income Taxes.” SFAS No. 109 requires an asset and liability approach which requires the recognition of deferred tax assets and deferred tax liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. In making such determination, a review of all available positive and negative evidence must be considered, including scheduled reversal of deferred tax liabilities, projected future taxable income, tax planning strategies, and recent financial performance. However, due to the cumulative three-year historical losses generated as of the conclusion of 2007 and 2008, SFAS No. 109 largely precludes us from taking into consideration future outlook or forecasted income due to our limited operating history in our domestic cruise business. We concluded that SFAS No. 109 required that the valuation allowance equal 100% of our deferred tax assets at December 31, 2008 and 2007. The establishment of a valuation allowance does not have any impact on cash, nor does such an allowance preclude us from utilizing loss carry-forwards on our deferred tax assets in the future.

     We provide for income taxes based on our estimate of federal and state liabilities. Our estimates may include, among other items, effective rates for state and local income taxes, allowable tax credits, estimates related to depreciation and amortization expense allowable for tax purposes and the tax deductibility of certain other items.
     Our estimates are based on the information available to us at the time that we prepare our income tax provision. We generally file our annual income tax returns several months after our year end. Income tax returns are subject to audit by federal, state, and local governments, generally years after the returns are filed. These returns could be subject to material adjustments or differing interpretations of the tax laws.
     Windstar Cruises is primarily engaged in the international operations of ships. Generally, income from the international operation of ships is subject to preferential tax regimes in the countries where the ship owning companies are incorporated and exempt from income tax in other countries where the ships call due to the application of income tax treaties or, in the case of the United States, Section 883 of the Internal Revenue Code. Income earned by the Company that is not associated with the international operation of ships (“non-Section 883 income”), primarily from the air and ground transportation, hotel and tour business related to Windstar Cruises, is subject to income tax in the countries where such income is earned. In the case of the United States, AICG has retained certain U.S. affiliates of the Company to conduct this business on its behalf and the non-Section 883 income so earned, net of applicable deductions, is fully subject to U.S. federal tax and applicable state and local taxes.
     We believe that substantially all of Windstar Cruises’ income was derived from, or incidental to, the international operation of ships, and therefore all of such income qualifies for exemption from U.S. federal income tax under Section 883 of the Code. We have reserved only for income taxes imposed by countries in which non-Section 883 income is earned, including the United States.
     Pretax earnings of the Windstar Cruises, as earned in our foreign subsidiaries, are only subject to U.S. taxation when effectively repatriated. U.S. income taxes were not provided on undistributed earnings of the Windstar Cruises since we intend to reinvest, as opposed to repatriate, these earnings indefinitely. It is not practical to determine the amount of undistributed earnings or income tax payable in the event we repatriate all undistributed foreign earnings. However, if these earnings were distributed back to the Company, in the form of dividends or otherwise, we would be subject to additional U.S. income taxes
     Effective January 1, 2007, we adopted FASB Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” We are subject to U.S. federal income tax as well as income tax of multiple state and foreign jurisdictions. We believe our tax return positions are fully supported, but tax authorities may challenge certain positions, which may not be fully sustained. We assess our income tax positions and record tax benefits for all years subject to examination based upon management’s evaluation of the facts, circumstances, and information available at the reporting date. For uncertain tax positions where it is more likely than not that a tax benefit will be sustained, we record the greatest amount of tax benefit that has a greater than 50.0% probability of being realized upon effective settlement with a taxing authority that has full knowledge of all relevant information. For uncertain income tax positions where it is more likely than not that a tax benefit will not be sustained, no tax benefit has been recognized in the financial statements. Our policy is to recognize interest and penalties that would be assessed in relation to the settlement value of unrecognized tax benefits as a component of income tax provision.

Results of Operations
     The following table reflects certain income and expense items as a percentage of revenue.

	2008	2007
Revenues	100.0%	100.0%

Costs and operating expenses:
Cruise operating expenses	73.5	73.4
Selling and tour promotion	7.4	15.3
General and administrative	18.8	22.3
Depreciation and amortization	8.2	5.9
Loss on disposal of vessels	4.2	—

	112.1	116.9

Operating loss from continuing operations	(12.1)	(16.9)
Other income (expense), net	(1.2)	(3.1)

Loss from continuing operations before income taxes	(13.3)	(20.0)
Provision (benefit) for income taxes	—	(.5)
Net loss from continuing operations	(13.3)	(19.5)
Net income (loss) from discontinued operations	(9.7)	2.7

Net loss	(23.0)%	(16.8)%

Business Segment Information
In January 2007, we realigned our business segments and report the following business segments: (i) cruise, (ii) travel and events and (iii) corporate and other, which consists of general corporate assets (primarily cash and cash equivalents and investments), and other activities which are not directly related to our cruise, and travel and events operating segments. We reported our Marine Group as a business segment in 2007 and 2008 and included our reinsurance business Cypress Re, within the corporate segment. Following the determination that the Marine Group and Cypress Re would be reported as discontinued operations as described above, our segment reporting has now been updated to exclude the Marine Group and Cypress Re.

     Selected financial information related to these segments is as follows (in thousands):

		Travel	Corporate
	Cruise	and Events	and Other	Total
2008
Revenues	$150,995	$14,941	$—	$165,936
Operating income (loss) from continuing operations (as restated)	(19,136)	2,635	(3,560)	(20,061)
Depreciation and amortization expense	(12,934)	(282)	(250)	(13,466)

Interest and dividend income	39	123	557	719
Interest expense	(1,759)	—	(6,509)	(8,268)
Provision for income taxes	18	1,040	(1,005)	53

Capital expenditures for property, vessels, equipment and intangible assets	(2,664)	(89)	(15)	(2,768)
Goodwill	—	6,275	—	6,275
Other intangibles, net	7,282	—	—	7,282
Total assets	155,132	8,921	15,710	179,763
2007
Revenues	154,394	14,511	—	168,905
Operating income (loss) from continuing operations	(24,045)	1,467	(5,979)	(28,557)
Depreciation and amortization expense	(9,668)	(265)	(114)	(10,047)

Interest and dividend income	963	486	1,274	2,723
Interest expense	(4,044)	—	(4,451)	(8,495)
Provision (benefit) for income taxes	(2,977)	3,657	(1,454)	(774)

Capital expenditures for property, vessels, equipment and intangible assets	(20,019)	(297)	(872)	(21,188)
Goodwill	—	6,275	—	6,275
Other intangibles, net	8,431	—	—	8,431
Total assets	251,196	12,453	46,478	310,127

Results for Year Ended December 31, 2008 Compared Year Ended December 31, 2007
Revenue
     Total revenue for 2008 was $165.9 million, compared to $168.9 million in 2007, a decrease of $3.0 million or 2%. The decrease in revenue resulted primarily from a decrease in revenue from cruise operations, partially offset by a slight increase in revenue from our travel and events operations. Revenue from our cruise operations decreased by $3.4 million (2.2%) to $151.0 in 2008 primarily due to an increase of $12.9 million from our Windstar Cruises brand offset by a decrease of $16.3 million from our Majestic America Line brand. Revenue from our travel and events operations increased by $0.4 million (3.0%) to $14.9 million in 2008 due to the overall size of events operated during 2008.
     In 2009, if we sell our non-Windstar Cruises assets and businesses, our revenues are expected to decrease on an overall basis from the prior periods due to the decrease in reporting units. Within our Windstar Cruises operations, we expect to carry fewer passengers at lower average per diems (“APD”). APD represents average daily net ticket revenue (total cruise ticket revenues plus non-discountable amounts, less discounts, commissions and various other items) our passengers pay for their respective cruises.
Cruise Operating Expenses
     Cruise operating expenses represents direct expenses incurred with owning and operating our cruise ships. Cruise operating expenses decreased $2.0 million (1.6%) to $122.0 million in 2008. This was due to a decrease in number of operating days and a decease in number of passengers carried by the Majestic America vessels as compared to the prior year. Cruise operating expenses decreased but were offset by the increase in cruise operating expenses for Windstar Cruises due to a full year of operations of Windstar Cruises in 2008 compared to only nine months of operations in 2007.
     In 2008, we experienced high costs for fuel, freight and logistics all of which negatively impacted our cruise operating expenses. We expect cruise operating expenses related to Windstar Cruises to decrease in 2009 as a result of more normalized expenses related to fuel, freight and logistics.
Selling and Tour Promotion
     Selling and tour promotion expenses were $12.4 million in 2008, compared to $26.0 million in 2007. The decrease is primarily due to significant reductions in promotion and marketing expenses for the Majestic America brand in 2008 as compared to 2007. In 2007 we incurred a significant amount of promotion and marketing expenses to launch and establish the Majestic America brand and to promote the full fleet of domestic ships that operated in 2007. In 2008, upon our decision to scale back the Majestic America operations, we stopped all promotional and advertising expenditures related to the Majestic America brand resulting in a decrease of $12.5 million. This was offset by a $2.0 million increase in promotional and advertising materials related to the Windstar Cruises brand as a result of full year operations in 2008 compared to nine months’ operations in 2007.
     We expect selling and tour promotion expenses to decrease in 2009 for the Windstar Cruises brand as a result of decreased promotion efforts necessary in the second full year of operations.
General and Administrative Expenses
     General and administrative expenses decreased in dollar terms and as a percentage of total revenue, to $31.2 million and 18.8% of total revenue in 2008 from $37.5 million and 22.2% of total revenue in 2007. The decrease is primarily due to reduction in the general and administrative expenses incurred by the cruise segment as a result of scaling back the Majestic America operations and administrative costs related to corporate activities.
     We expect general and administrative expenses to decrease in dollar terms in 2009 as a result of the consolidation of our Company and the related decrease in the number of individual operating divisions.
Depreciation and Amortization
     Depreciation and amortization expenses were $13.5 million in 2008, compared to $10.0 million in 2007. The increase is related to the additional depreciation expense resulting from the acquisition of Windstar completed during 2007 and a full year of depreciation in 2008.
     We expect depreciation expense to decrease in 2009 due to the disposal of some of the Majestic America brand vessels in 2008 and the expected disposal of the remaining Majestic America brand vessels in 2009.
Operating loss from continuing operations
     We reported an operating loss of $20.1 million in 2008 compared to $28.6 million in 2007 or a decrease of $8.5 million.

     Operating loss from our cruise segment decreased by $4.9 million to $19.1 million in 2008 from $24.0 million in 2007. The 2007 operating loss in the Majestic America Line division was due to aggressive discounting to drive capacity, over reliance on our direct mail campaigns and increased cruise operating expenses.
     Operating loss from our cruise segment in 2008 also includes a $7.0 million loss on the disposal of vessels related to the return of two of the Majestic American Line vessels to MARAD.
     Operating income from our travel and events segment increased by $1.2 million to $2.6 million in 2008 from $1.4 million in 2007. Operating loss from our Corporate segment decreased $2.4 million, from a loss of $6 million in 2007 to a loss of $3.6 in 2008, primarily due to a reduction in general and administrative expenses.
     The change in operating loss is the result of changes described above.
Other Expense
     In 2008, we recorded other expense of $1.9 million compared to $5.2 million in 2007. Other expense in 2008 consisted primarily of $0.8 million in insurance proceeds related to the Empress of the North and Queen of the West incidents in 2007 and 2006, respectively; $1.1 million in legal settlement related to the grounding of the Empress of the North in March 2006, and $2.6 million in settlement of the dispute related to the purchase of Windstar Cruises. Other expense during 2008 and 2007 included $8.3 million and $8.5 million, respectively of interest expense related to long-term debt assumed in our cruise acquisitions and interest expense on our convertible notes issued in April 2007.
Income Taxes
     We recorded income tax expense of $53,000 for 2008 attributable to continuing operations, compared to income tax benefit of $0.8 million for 2007. In accordance with SFAS No. 109, we recorded a full valuation allowance on our domestic deferred tax assets commencing in the fourth quarter of 2007 through December 31, 2008. A significant factor in determining the requirement for the valuation allowance was our cumulative three-year historical loss generated as of 2007. SFAS No. 109 largely precludes us from taking into consideration future outlook or forecasted income due to our limited operating history in our domestic cruise business. The establishment of a valuation allowance does not have any impact on cash, nor does such an allowance preclude us from utilizing loss carry-forwards in the future.
Loss from continuing operations
Loss from continuing operations was $22.0 million in 2008 and $32.9 million in 2007 or a decrease of $10.9 million. This decrease is primarily attributable to the reduced operating loss in our cruise segement discussed above and a reduction in general & administrative expenses.
Income (loss) from discontinued operations
Income (loss) from discontinued operations reflected a loss of $16.1 million during 2008 and income of $4.5 million in 2007. The loss in 2008 relates to the loss associated with our marine segment that is attributable to a reduction in revenue from our marine operations which decreased by $14.6 million (11.8%) in 2008 due to lower volume of work in 2008 as compared to 2007.
Net Loss
Net loss was $38.2 million in 2008 compared to $28.4 million in 2007 as a result of changes described above.
Liquidity and Capital Resources
     Due to the current global downturn in the economy, specifically the decrease in vacationers’ discretionary spending and the direct impact this has on the reduction in cruise bookings and decrease in corporate spending on incentive programs, we will need additional sources of cash in the immediate future in order to fund operations in 2009. Accordingly, in February 2009, we announced our intention to sell our non-Windstar Cruises related assets, including the operations of marine, travel and events, Majestic America Line and insurance. We hired an investment banking firm who is actively marketing the non-Windstar Cruise assets for immediate sale. In addition to the sale of assets, we are also seeking additional financing sources and renegotiating existing debt obligations. Based on the terms of the asset sales or additional financing, if any, our stockholders may have additional dilution. The amount of dilution could be attributed to the issuance of warrants or securities with other dilutive characteristics, such as anti-dilution clauses or price resets.
     Although we are in discussions with potential buyers and other prospects for additional funds, we currently have no completed funding commitments. If we are not able to sell our remaining non- Windstar Cruises assets, raise additional financing and/or successfully renegotiate existing debt obligations in order to raise funds for operations, we will be forced to extend payment terms with vendors where possible, and/or to suspend or curtail certain of our planned operations and possibly seek protection in bankruptcy. Any of these actions would harm our business, results of operations and future prospects could cause our debt-obligations to be accelerated and could result in potential damages on existing contracts within our marine and travel and events businesses.

     As a result of our need for additional financing and other factors, the report from our independent registered public accounting firm regarding our consolidated financial statements for the year ended December 31, 2008 includes an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. If we cease to continue as a going concern, due to lack of available capital or otherwise, you may lose your entire investment in our company.
     Net cash provided by (used in) operations for the years ended December 31, 2008 and 2007 was ($18.6) million and $3.3  million, respectively. The decrease in cash flows from operations in 2008 compared to 2007 is due to the timing differences in the collection of current assets and the payment of current liabilities offset by the increase in net loss adjusted for non-cash related charges incurred during the period.
     Net cash provided by (used in) investing activities for the years ended December 31, 2008 and 2007 was $10.4 million and ($16.6) million, respectively. Cash provided by investing activities in 2008 was due to the cash received in the reduction of the restriction requirements and proceeds from sale of available-for-sale securities partially offset by purchases of property and equipment, consisting mainly of ship improvements conducted during lay-up and drydock periods, and cash paid for the acquisition of Windstar Cruises. These uses of cash were partially offset by sales of available-for-sale securities net of increases in invested restricted cash.
     In 2009, we will incur capital expenditures and costs for improvements to and maintenance of our ships. In 2009, planned capital expenditures and drydock projects are expected to be approximately $4.3 million for Windstar Cruises. We do not have any material commitments of capital expenditures in our travel and events business in 2009.
     On January 13, 2006, we acquired American West. Under the terms of the agreement, we acquired the membership interests of American West for $1.00, repaid debt of $4.3 million and assumed $41.5 million in fixed-rate, 4.63% debt payable through 2028 and guaranteed by U.S. Maritime Administration (“MARAD”). In addition, the transaction consideration consisted of 250,000 shares of our restricted common stock, which was forfeited because the required financial targets were not met. EN Boat, a subsidiary of the Company and owner of the Empress of the North, was unable to make its semi-annual payment on the note due July 17, 2008 and was unable to cure the payment default within the 30 day cure period. On August 15, 2008, we returned the Empress of the North to MARAD’s custodial control following its last sailing on August 9, 2008. As a result of the disposal of the Empress of the North, we wrote off $34.2 million in assets (primarily vessels) and $37.3 million in liabilities (primarily loans payable) and recorded a $3.1 million gain on disposal for the year ended December 31, 2008. The default under the note will have a limited financial impact because recourse on the default is limited to the Empress of the North.
     On April 25, 2006, we acquired the cruise-related assets of Delta Queen for $2.75 million in cash, the assumption of $9.0 million of passenger deposits and the assumption of $35.0 million of fixed-rate, 6.50% debt payable through 2020 and guaranteed by the U.S. Maritime Administration. In addition, the transaction included contingent consideration of 100,000 shares of our common stock to be granted to Delta Queen if certain future financial targets were met in any of the three years following the close of the transaction. AQ Boat, LLC, a subsidiary of the Company and owner of the American Queen®, was unable to make its semiannual principal payments on the note. On November 15, 2008, we returned the American Queen® to MARAD’s custodial control following its last sailing on November 15, 2008. Under the Trust Indenture, we, as the ultimate parent of AQ Boat, LLC, had guaranteed principal payments on the debt assumed by AQ Boat, LLC and we were required to make principal payments on the debt or additional note amounting to $7.3 million by February 23, 2009, in the event of default by AQ Boat, LLC. Through November 15, 2008, AQ Boat, LLC had paid $6.3 million towards principal payments. At December 31, 2008, we accrued the remaining guaranteed principal payment of $0.9 million. As a result of the disposal of the American Queen®, we wrote off $38.3 million in assets (primarily vessels) and $28.3 million in liabilities (primarily loans payable) and recorded a $10.0 million loss on disposal for the year ended December 31, 2008.
     On April 25, 2006, we acquired the $9.0 million first preferred ship mortgage on a ship, the 150-passenger Columbia Queen, from the U.S. Maritime Administration for $5.0 million. In August 2006, we acquired the $5.0 million second preferred ship mortgage on the Columbia Queen, from the mortgage holder for $3.5 million. On October 13, 2006, we purchased the Columbia Queen during a foreclosure auction for additional consideration of $1,000 and now own the ship outright and operated her in 2007 and 2008.

     On June 12, 2006, we acquired the 48-passenger Executive Explorer for $2.5 million from the U.S. Federal Marshal. We renamed the ship Contessa and operated her in 2007.
     In April 2007, we consummated our acquisition of Windstar Cruises for a total consideration of $72.1 million of which $12.1 million was paid in cash and $60.0 million in seller financing that was subsequently repaid with a portion of the proceeds from our convertible debt offering.
     Net cash used in financing activities during 2008 totaled $3.7 million primarily relating to the payment of cruise-related debt. Net cash provided by financing activities in 2007 totaled $27.0 million and primarily relates to $97.0 million from our convertible debt offering offset by $64.4 million used to repay the seller financing debt incurred in the acquisition of Windstar Cruises and payments on existing debt acquired during the 2006 acquisitions within the cruise segment. In 2007, we also paid $3.3 million of convertible debt offering costs, two cash dividends totaling $0.20 per share paid to common stockholders and $1.6 million for the purchase and retirement of 51,150 shares of our common stock. These payments were partially offset by the proceeds received from the exercise of employee stock options during the period.
     On September 2, 2003, our board of directors authorized a new dividend policy paying stockholders $0.40 per share annually, distributable at $0.10 per share on a quarterly basis. We and our board of directors intend to continually review our dividend policy to evaluate conditions that may affect our desire or ability to pay dividends, which are declared at the discretion of the board of directors. Subsequent to the dividend declared in May 2007, our board of directors has not approved any additional dividends.
     The following dividends have been declared in 2007 on the dates indicated (in thousands):

Record Date	Payment Date	Dividend Amount
2007:
March 12, 2007	March 19, 2007	$1,084
May 21, 2007	May 31, 2007	1,084
     We may, from time to time, be required to enter into letters of credit related to our insurance operations which is presented as discontinued operations, and travel related programs with airlines, travel providers and travel reporting agencies. As of December 31, 2008, we had outstanding $5.9 million in letters of credit related to insurance programs which expire at various dates through 2009. As of December 31, 2008, we had no outstanding letters of credit related to cruise business operations and $0.1 million in letters of credit related to travel and events business operations which expire at various dates through 2009. We have a $6.0 million line of credit to support the outstanding letters of credit which is secured by a certificate of deposit in the same amount and is classified as restricted cash as of December 31, 2008.
     Under Bermuda regulations our insurance subsidiary, which is presented as discontinued operations, is required to maintain a surplus of 20% of gross written premiums or 15% of loss and loss adjustment expense reserves, or $1.0 million, whichever is greater. As of December 31, 2008, Cypress Re had $2.6 million in total statutory capital and surplus which exceeded the required statutory capital and surplus of $1.0 million. In April 2008, we reduced our capital by $3.3 million based on authority from Bermuda.
     In November 1998, our board of directors authorized the repurchase of our common stock in the open market or through private transactions up to $20.0 million. In August 2006, our board of directors authorized an additional $10.0 million for the repurchase of our common stock in the open market or through private transactions, providing for an aggregate of $30.0 million. In 2007, we repurchased 51,150 shares for approximately $1.6 million. In 2008 we made no share repurchases. We do not believe that any future repurchases will have a significant impact on our liquidity.
     Our cruise passenger deposits are primarily received through credit card transactions. As of December 31, 2008, we had $10.6 million of restricted cash held by a bank in cash equivalents and a certificate of deposit as additional amounts required for secure processing of passenger deposits through credit cards. The restricted amounts were negotiated between us and the bank based on a percentage of the expected future volume of credit card transactions within a standard twelve-month period. Due to reductions in the insurance contract liabilities associated with our reinsurance business, we were able to reduce certain letters of credit requirements. During 2008, this reduction made available $6.5 million of cash that was previously restricted. Accordingly this reduction allowed us to reduce our bank facility that secured the letters of credit to $6.0 million as of December 31, 2008.

Events of Default Under Debt Agreements
Reflected as discontinued operations, Assets Held for Sale and Liabilities related to assets held for sale in the accompanying financial statements
     At December 31, 2008, we were in violation of certain financial covenants under a working line of credit with Bank of the Pacific. We received a letter from Bank of the Pacific on March 23, 2009, notifying us of non-compliance and a demand for payment was made. Upon negotiations with the bank, we were able to obtain a waiver of the violation of the covenants until April 9, 2009. On April 13, 2009, we received a notice of payoff pursuant to which Bank of the Pacific exercised its right of setoff whereby the outstanding debt of approximately $1.0 million under the working line of credit was fully repaid utilizing funds in our account maintained at the bank. This working line of credit obligation is included in liabilities related to assets held for sale in the accompanying financial statements as a component of discontinued operations.
Reflected as discontinued operations, Assets Held for Sale and Liabilities related to assets held for sale in the accompanying financial statements
     We also have a $1.6 million note payable with Bank of Pacific with a maturity date of May 10, 2010 secured by property. Due to the default under the working line of credit with Bank of the Pacific described above, we are subject to a cross default under the note payable. Accordingly, the full amount of the obligation has been presented as a current maturity in the accompanying financial statements. This note payable is included in liabilities related to assets held for sale in the accompanying financial statements as a component of discontinued operations.
Continuing Operations
     We did not make a $1.8 million scheduled interest payment due and payable on April 15, 2009 on our 3.75% senior convertible notes. We have until May 15, 2009 to cure this default on our 3.75% senior convertible notes, at which time an event of default would have occurred and the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding notes could declare the principal and accrued and unpaid interest on all the outstanding notes to be due and payable immediately. Although there can be no assurances that we will satisfy the scheduled interest obligation prior to May 15, 2009, it is our current intent to cure the default prior to that date.
Off-Balance Sheet Transactions
     We do not maintain any off-balance sheet transactions, arrangements, obligations or other relationships with unconsolidated entities or others that will have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.
Forward-Looking Statements
     Statements contained in this Annual Report on Form 10-K that are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. A forward-looking statement may contain words such as “expect,” “anticipate,” “outlook,” “could,” “target,” “project,” “intend,” “plan,” “believe,” “seek,” “estimate,” “should,” “may,” “assume,” “continue,” and variations of such words and similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. We caution you that actual outcomes and results may differ materially from what is expressed, implied, or forecast by our forward-looking statements. We have based our forward-looking statements on our management’s beliefs and assumptions based on information available to our management at the time the statements are made. Such risks and uncertainties include, among others:
•	our ability to effectively complete our planned sale of assets;

•	our ability to obtain additional financing at reasonable rates;

•	our ability to renegotiate our debt;

•	our ability to continue to operate as a going concern;

•	our ability to effectively and efficiently operate our cruise operations;

•	customer cancellation rates;

•	competitive conditions in the industries in which we operate;

•	marketing expenses;

•	extreme weather conditions;

•	timing of and costs related to acquisitions;

•	the impact of new laws and regulations affecting our business;

•	negative incidents involving cruise ships, including those involving the health and safety of passengers;

•	cruise ship maintenance problems;

•	reduced consumer demand for vacations and cruise vacations;

•	changes in fuel, food, payroll, insurance and security costs;

•	the availability of raw materials;

•	our ability to enter into profitable marina construction contracts;

•	changes in relationships with certain travel providers;

•	changes in vacation industry capacity;

•	the mix of programs and events, program destinations and event locations;

•	the introduction and acceptance of new programs and program and event enhancements by us and our competitors;

•	other economic factors and other considerations affecting the travel industry;

•	changes in U.S. maritime tax laws;

•	potential claims related to our reinsurance business;

•	the potentially volatile nature of the reinsurance business; and

•	other factors discussed in this Annual Report on Form 10-K.
     A more complete discussion of these risks and uncertainties, as well as other factors, may be identified from time to time in our filings with the Securities and Exchange Commission, including elsewhere in this Annual Report on Form 10-K, or in our press releases. We disclaim any obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Exhibit 99.2
Item 8.  Financial Statements and Supplementary Data (reflects the retroactive application of FSP APB 14-1 and the reclassification of certain businesses of the Company as discontinued operations in accordance with SFAS 144)
The following documents are filed as part of this Report:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Directors and Stockholders
Ambassadors International, Inc.
          We have audited the accompanying consolidated balance sheets of Ambassadors International, Inc. as of December 31, 2008 and 2007, and the related consolidated statements of operations (as restated in 2008), changes in stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
          In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Ambassadors International, Inc. at December 31, 2008 and 2007, and the consolidated results of its operations (as restated in 2008) and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.
          As discussed in Note 1, the accompanying consolidated statement of operations for 2008 has been restated for the correction of a classification error. This error resulted from the exclusion of the loss from disposal of certain assets from the subtotal of the Company’s operating loss from continuing operations.
          As discussed in Note 1 to the consolidated financial statements, as a result of the adoption of Financial Accounting Standards Board Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments that May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”) on January 1, 2009, the Company retrospectively adjusted its consolidated financial statements to reflect the presentation and disclosure requirements of this new accounting standard.
          The accompanying financial statements have been prepared assuming that Ambassadors International, Inc. will continue as a going concern. The current economic environment is negatively impacting the Company. The Company has incurred recurring operating losses and is not in compliance with certain debt covenants at December 31, 2008. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. As more fully described in Note 1, the Company has announced plans to be a cruise only company and has initiated a plan to sell all non-Windstar assets. The 2008 financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.
/s/ ERNST & YOUNG

Irvine, California
April 14, 2009
except for the effects on the consolidated
financial statements of i) the discontinued
operations and the retrospective application of
FSP APB 14-1 to all periods presented and
ii) the restatement, all described in
Note 1, as to which the dates are
September 25, 2009 and October 29, 2009, respectively

Ambassadors International, Inc.
Consolidated Balance Sheets

	December 31,
	2008	2007
	(In thousands, except
	share data)
ASSETS:
Current assets:

Cash and cash equivalents	$10,105	$21,998
Restricted cash	16,625	31,084

Accounts and other receivables, net of allowance of $20 and $20 in 2008 and 2007, respectively	2,367	5,141

Inventory	1,839	3,121

Prepaid costs and other current assets	3,522	8,253

Assets held for sale	28,593	78,528

Total current assets	63,051	148,125

Property, vessels and equipment, net	130,461	212,297
Goodwill	6,275	6,275
Deferred income taxes	746	12,202
Other intangibles, net	7,282	8,431
Other assets	541	1,325

Total assets	$208,356	$388,655

LIABILITIES:
Current liabilities:
Accounts payable	$15,664	$21,281
Passenger and participant deposits	17,221	47,067
Accrued expenses	11,186	7,736
Current portion of long term debt	948	4,468
Deferred income taxes	746	12,202
Liabilities related to assets held for sale	14,978	47,980

Total current liabilities	60,743	140,734
Long term passenger and participant deposits	—	35
Long term debt, net of current portion and net of discount of $10,321 in 2008 and $13,120 in 2007, respectively	86,679	149,155

Total liabilities	147,422	289,924
Commitments and contingencies (Note 12)
Stockholders’ equity:
Preferred stock, $.01 par value; 2,000,000 shares authorized; none issued	—	—
Common stock, $.01 par value; 40,000,000 shares authorized; 11,318,067 and 10,888,655 shares issued and outstanding in 2008 and 2007, respectively	108	108
Additional paid-in capital	111,245	109,758
Accumulated deficit	(50,872)	(12,690)
Accumulated other comprehensive income	453	1,555

Total stockholders’ equity	60,934	98,731

Total liabilities and stockholders’ equity	$208,356	$388,655

See Notes to Consolidated Financial Statements.

Ambassadors International, Inc.
Consolidated Statements of Operations

	Year Ended
	December 31,
	2008	2007
	(As restated)
	(In thousands, except per
	share data)
Revenues:

Passenger ticket revenue	$126,248	$131,796

Onboard and other cruise revenue	24,747	22,598

Travel and event related	14,941	14,511

	165,936	168,905

Costs and operating expenses:
Cruise operating expenses:
Compensation and benefits	26,040	27,696
Passenger expenses	10,579	13,420
Materials and services	59,601	52,281
Repairs and maintenance	12,309	17,310
Commissions and other cruise operating expenses	13,438	13,248

	121,967	123,955

Selling and tour promotion	12,355	25,980

General and administrative	31,201	37,480

Loss on disposal of vessels (Note 13)	7,008	—

Depreciation and amortization	13,466	10,047

	185,997	197,462

Operating loss from continuing operations	(20,061)	(28,557)

Other income (expense):

Interest and dividend income	719	2,723
Realized gain (loss) on sale of available-for-sale securities	—	(31)
Interest expense	(8,268)	(8,495)

Other income(expense), net	5,618	651

	(1,931)	(5,152)

(Loss) from continuing operations before income taxes	(21,992)	(33,709)

Provision (benefit) for income taxes	53	(774)

(Loss) from continuing operations	(22,045)	(32,935)
Income (loss) from discontinued operations	(16,137)	4,536

Net (loss) income	$(38,182)	$(28,399)

Earnings (loss) per share from continuing operations:
Basic	$(2.02)	$(3.04)
Diluted	$(2.02)	$(3.04)

Earnings (loss) per share from discontinued operations:
Basic	$(1.47)	$0.42
Diluted	$(1.47)	$0.42

Earnings (loss) per share:
Basic	$(3.49)	$(2.62)
Diluted	$(3.49)	$(2.62)

Weighted-average common shares outstanding:
Basic	10,926	10,838
Diluted	10,926	10,838
See Notes to Consolidated Financial Statements.

Ambassadors International, Inc.
Consolidated Statements of Changes in Stockholders’ Equity

				Retained	Accumulated
			Additional	Earnings	Other
	Common Stock		Paid-In	(Accumulated	Comprehensive
	Shares	Amount	Capital	Deficit)	Income (Loss)	Total
	(In thousands, except share data)
Balance at December 31, 2006	10,838,179	$107	$97,050	$17,877	$703	$115,737
Comprehensive income (loss):
Net loss	—	—	—	(28,399)	—	(28,399)
Other comprehensive loss:
Foreign currency translation, net of tax of $0	—	—	—	—	780	780
Marketable securities, net of tax benefit of $45	—	—	—	—	72	72

Comprehensive loss			—	—		(27,547)
Stock options exercised	60,626	1	648	—	—	649
Issuance of debt with convertible securities			12,124			12,124
Issuance of restricted stock	95,000	—	—	—	—	—
Cancellation of restricted stock	(54,000)	—	(372)	—	—	(372)
Shares repurchased and cancelled	(51,150)	—	(1,576)	—	—	(1,576)
Restricted stock compensation	—	—	1,158	—	—	1,158
Amortization of stock options and restricted stock expense	—	—	726	—	—	726
Dividends ($0.20 per share)	—	—	—	(2,168)	—	(2,168)

Balance at December 31, 2007	10,888,655	108	109,758	(12,690)	1,555	$98,731

Comprehensive income (loss):
Net loss	—	—	—	(38,182)	—	(38,182)
Other comprehensive loss:
Foreign currency translation, net of tax of $0	—	—	—	—	(1,111)	(1,111)
Marketable securities, net of tax benefit of $0	—	—	—	—	9	9

Comprehensive loss				—		(39,284)
Stock options exercised	2,412	—	20	—	—	20
Issuance of restricted stock	450,000	—	—	—	—	—
Cancellation of restricted stock	(23,000)	—	(132)	—	—	(132)
Restricted stock compensation	—	—	813	—	—	813
Amortization of stock options and restricted stock expense	—	—	786	—	—	786

Balance at December 31, 2008	11,318,067	$108	$111,245	$(50,872)	$453	$60,934

See Notes to Consolidated Financial Statements.

Ambassadors International, Inc.
Consolidated Statements of Cash Flows

	Year Ended
	December 31,
	2008	2007
	(In thousands)
Cash flows from operating activities:
Net loss	$(38,182)	$(28,399)
Less: (Loss) income from discontinued operations	(16,137)	4,536

Loss from continuing operations	(22,045)	(32,935)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	13,466	10,047
Provision for losses from uncollectible receivables	2,842	2
Foreign currency translation	9	51
Share-based compensation	1,467	1,512
Amortization of debt discount and deferred offering costs	2,872	2,045
Write-off of intangible assets	—	143
Impairment loss in investment	—	165
Deferred income taxes	—	2,321
Loss on disposal of property, vessels and equipment	7,008	—
Change in assets and liabilities, net of effects of business acquisitions and dispositions:
Accounts and other receivables	(68)	910
Inventory	1,282	(1,570)
Prepaid costs and other current assets	4,696	1,373
Other assets	741	(1,013)
Accounts payable and accrued and other expenses	(1,357)	11,114
Passenger and participant deposits	(29,881)	6,474
Discontinued operations	383	4,082

Net cash provided by (used in) operating activities	(18,585)	4,721

Cash flows from investing activities:
Proceeds from sale of available-for-sale securities	—	34,707
Restricted cash	12,975	(20,000)
Cash paid for acquisition of subsidiary, net of cash received	—	(10,927)
Purchase of property and equipment	(2,793)	(19,839)
Discontinued operations	177	(1,950)

Net cash provided by (used in) investing activities	10,359	(18,009)

(continued on next page)
See Notes to Consolidated Financial Statements.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)

	Year Ended
	December 31,
	2008	2007
	(In thousands)
Cash flows from financing activities:
Proceeds from exercise of stock options	20	649
Proceeds from issuance of convertible note, net of offering costs of $3,299	—	93,701
Dividends paid on common stock	—	(2,168)
Purchase and retirement of common stock	—	(1,576)
Payment of long term debt	(2,804)	(64,142)
Discontinued operations	(883)	576

Net cash provided by (used in) financing activities	(3,667)	27,040

Net increase (decrease) in cash and cash equivalents	$(11,893)	$13,752
Cash and cash equivalents, beginning of year	21,998	8,246

Cash and cash equivalents, end of year	$10,105	$21,998

Supplemental disclosure of cash flow information:
Cash paid for interest	$5,396	$5,320
Cash paid for income taxes	—	—
See Notes 1 and 9 for non-cash investing and financing activities.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
Ambassadors International, Inc.
Notes to Consolidated Financial Statements
1. Description of the Company and Summary of Significant Accounting Policies
The Company
     Ambassadors International, Inc. (the “Company”) was founded in 1967 as a travel services company incorporated in Washington and reincorporated in Delaware in 1995. The Company operates through four wholly-owned subsidiaries: (i) Ambassadors, LLC (“Ambassadors”) which commenced operations in 1996, (ii) Cypress Reinsurance, Ltd (“Cypress Re”) which commenced operations in 2004, (iii) Ambassadors Marine Group, LLC (“AMG” or the “Marine Group”) which was formed in 2006 and (iv) Ambassadors Cruise Group, LLC (“ACG”) which commenced operations in 2006.
     In January 2007, the Company realigned its business segments into the following four business segments: (i)cruise, which includes the operations of ACG; (ii) the Marine Group, which includes the operations of AMG; (iii) travel and events, which includes the operations of Ambassadors; and (iv) corporate and other, which consists of general corporate assets (primarily cash and cash equivalents and investments), the insurance operations of Cypress Re and other activities that are not directly related to the Company’s cruise, marine and travel and events operating segments.
In the first quarter of 2009, the Company announced its intention to sell all non-Windstar assets, including the Marine Group and Cypress Re. The Company further determined that the Marine Group and Cypress Re qualified for the “held-for-sale” treatment under Statement of Financial Accounting Standard (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”). Accordingly, the accompanying financial statements have been updated to present the operations of Marine Group and Cypress Re as discontinued operations and the assets and liabilities of these two business units are classified as “held for sale”. SFAS No. 144 provides that if the discontinued operations had been a reportable segment, the Company is not required to disclose information about the discontinued segment as required by SFAS No 131, “Disclosures about Segments of an Enterprise and Related Information.”
     As of December 31, 2008, the following further describes the operations of the Company’s business segments:
•	Cruise — this segment operates the Majestic America Line and Windstar Cruises. Majestic America Line consists of a North American river and coastal cruise company, American West Steamboat Company (“American West”). ACG acquired American West on January 13, 2006 and the cruise-related assets of Delta Queen Steamboat Company, Inc. (“Delta Queen”) on April 25, 2006. Through the second quarter of 2008 American West operated a seven-ship fleet which includes the 223-passenger Empress of the North, the 142-passenger Queen of the West, the 436-passenger American Queen®, the 412-passenger Mississippi Queen® and the 176-passenger Delta Queen®. On June 12, 2006, ACG acquired the 48-passenger Executive Explorer, renamed Contessa, and on October 13, 2006, ACG acquired the 150-passenger Columbia Queen. On April 2, 2007, ACG, through its wholly-owned subsidiary, Ambassadors International Cruise Group (“AICG”), acquired Windstar Sail Cruises Limited (“Windstar Cruises”), an international-flagged small ship cruise line that operates a three-ship fleet that includes the 312-passenger Wind Surf, 148-passenger Wind Spirit, and 148-passenger Wind Star.

The 2008 cruise schedule included cruises through Alaska’s Inside Passage onboard the Empress of the North, and on the Columbia and Snake Rivers onboard the Empress of the North, Columbia Queen and Queen of the West. The Company also offered historical cruises onboard the American Queen®, Delta Queen® and Mississippi Queen® on many American rivers, including the Mississippi, Ohio, Tennessee, Cumberland and Arkansas Rivers, with stops at many American historic cities, battle grounds and estates, including New Orleans, Memphis and St. Louis. Each of the Company’s cruises offered an onboard historian and naturalist and shore excursions to enhance passengers’ understanding of the wildlife, history and cultures of the areas traveled.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
The Contessa did not operate in 2008, and 2008 was also the farewell season for the Delta Queen®. The Empress of the North and the American Queen® were returned to MARAD’s custodial control in September 2008 and November 2008, respectively. On January 27, 2009, DQ Boat LLC, a wholly owned subsidiary of the Company and owner of Delta Queen® entered into a Bareboat Charter Agreement with Delta Queen, LLC to lease Delta Queen® for use as a fixed location boutique hotel/restaurant/bar at Chattanooga, Tennessee. The Company has announced its intention to sell the Majestic America Line fleet and that it does not intend to sail the Majestic America vessels in 2009.

Since April 2007, the Company, through Windstar Cruises, offers cruise schedules to destinations in the Greek Isles, Caribbean Islands and Costa Rica and cruises on the Mediterranean, the Adriatic, and the Panama Canal on one of its three Windstar Cruises ships.

•	Travel and Events — this segment develops, markets and manages meetings and incentive programs for a nationwide roster of corporate clients utilizing incentive travel, merchandise award programs and corporate meeting services. It provides comprehensive hotel reservation, registration and travel services for meetings, conventions, expositions and trade shows. It also develops, markets, and distributes event portfolio management technology solutions for corporations and large associations.

•	Corporate and Other — This segment consists of general corporate assets (primarily cash and cash equivalents and investments), and other activities which are not directly related to the Company’s cruise, or travel and events segments. .
Restatement of Previously Reported Consolidated Financial Statements
     The Company has restated its consolidated statement of operations for the year ended December 31, 2008. The restatement relates to an error in the Company’s interpretation and application of SFAS 144 and Staff Accounting Bulletin (“SAB”) No. 104 to the $7.0 million loss that resulted from the disposal of two Majestic vessels (as described in Note 13). The loss on the disposal of these assets was previously reported as outside of operating expenses in other income and expense within the statement of operations. Following the restatement, the $7.0 million loss is included within costs and operating expenses within the operating loss from continuing operations. This restatement results in no change in loss from continuing operations or net loss for the period.
Going Concern
     The consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.
     Due to the current global downturn in the economy, specifically the decrease in vacationers’ discretionary spending and the direct impact this has on the reduction in cruise bookings, the Company is anticipating that it will need additional sources of cash flow in order to fund operations in 2009. Accordingly, in February 2009, the Company announced its intention to sell its non-Windstar Cruises related assets, including the operations of marine, travel and events and insurance. This announcement is in addition to the April 2008 announcement of the Company’s intention to sell Majestic America Line. The Company hired an investment banking firm who is actively marketing certain of the non-Windstar Cruise assets for immediate sale. In addition to the sale of assets, the Company is also seeking additional financing sources, including renegotiating existing debt obligations. As of December 31, 2008, the Company was not in compliance with certain debt covenants. Based on the terms of the asset sales or additional financing available, the Company’s stockholders may have additional dilution. The amount of dilution could be attributed to the issuance of warrants or securities with other dilutive characteristics, such as anti-dilution clauses or price resets.
     Although the Company is in discussions with potential buyers and other prospects for additional funds, the Company currently does not have any completed funding commitments or sale transactions. If the Company is not able to sell non-Windstar Cruises assets, raise additional financing and/or renegotiating existing debt obligations in order to raise funds for operations, the Company will be forced to extend payment terms with vendors where possible, and/or to suspend or curtail certain of its planned operations. Any of these actions could harm the business, results of operations and future prospects. These circumstances raise substantial doubt Company’s ability to continue as a going concern.
Basis of Consolidation
     The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries. Intercompany accounts and transactions have been eliminated upon consolidation. The equity method of accounting

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
is used for investment ownership ranging from 20% to 50% where the Company is deemed to have significant influence, but not control. Investment ownership of less than 20 percent is accounted for using the cost method.
Estimates
     The preparation of these consolidated financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in these consolidated financial statements and accompanying notes. Actual results could differ materially from those estimates.
Reclassifications
     Certain reclassifications have been made to amounts in 2007 to conform to the 2008 financial statement presentation.
Credit Risk
     The majority of the Company’s accounts receivable are derived from its travel and events business lines. These accounts receivable represent funds owed from clients and customers, primarily comprised of individuals and corporations, for services or products delivered. Most of the Company’s travel and events programs are billed in advance and are routinely collected prior to the commencement of a program.
     In the Company’s marine business, receivables reflected as assets held for sale represent amounts owed under contracts related to the manufacture and installation of concrete dock systems and are based on contracted prices and payment schedules. The Company usually requires a prepayment on a contract prior to commencing work, the Company makes progress billings during a project and ultimately receives the final retention payment which is due 30 days after a project is completed and accepted by its clients. Each billing represents an account receivable until collected
     The Company generally does not require collateral due to its ability to collect a significant portion of funds in advance along with progress billings. However, the Company is exposed to credit risk in the event that its clients or customers cannot meet their obligations. The Company believes that it maintains adequate reserves for potential credit losses and such losses have been minimal and within management’s estimates.
     Premiums receivable reflected as assets held for sale consist of funds held in trust by the ceding company, and deferred and not yet due premiums from the ceding company. These amounts represent the Company’s earnings and premiums due on its reinsurance business. Such funds are held in trust and are primarily invested in investment grade corporate bonds, government bonds and money market funds. These premiums receivable will be paid to the Company as its reinsurance programs conclude over time. The Company currently conducts all of its quota share reinsurance activity through one ceding company. The Company believes that it maintains adequate reserves for potential credit losses.
Fair Value Measurements
     Effective January 1, 2008, the Company implemented the requirements of SFAS No. 157, Fair Value Measurements (“SFAS No. 157”) for its financial assets and liabilities. SFAS No. 157 refines the definition of fair value, expands disclosure requirements about fair value measurements and establishes specific requirements as well as guidelines for a consistent framework to measure fair value. SFAS No. 157 defines fair value as the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants. Further, SFAS No. 157 requires the Company to maximize the use of observable market inputs, minimize the use of unobservable market inputs and disclose in the form of an outlined hierarchy the details of such fair value measurements.
     SFAS No. 157 specifies a hierarchy of valuation techniques based on whether the inputs to a fair value measurement are considered to be observable or unobservable in a marketplace. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s market assumptions. This

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
hierarchy requires the use of observable market data when available. These two types of inputs have created the following fair value hierarchy:
Level 1 — quoted prices for identical instruments in active markets;

•	Level 2 — quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which significant inputs and significant value drivers are observable in active markets; and

•	Level 3 — valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.
     The Company measures fair value using a set of standardized procedures that are outlined herein for all financial assets and liabilities which are required to be measured at fair value. When available, the Company utilizes quoted market prices from an independent third party source to determine fair value and classifies such items in Level 1. In some instances where a market price may be available, but in an inactive or over-the-counter market where significant fluctuations in pricing could occur, the Company would consistently choose the dealer (market maker) pricing estimate and classify the financial asset or liability in Level 2.
     If quoted market prices or inputs are not available, fair value measurements are based upon valuation models that utilize current market or independently sourced market inputs, such as interest rates, option volatilities, credit spreads, etc. Items valued using such internally-generated valuation techniques are classified according to the lowest level input that is significant to the fair value measurement. As a result, a financial asset or liability could be classified in either Level 2 or 3 even though there may be some significant inputs that are readily observable. Internal models and techniques used by the Company include discounted cash flow and Black-Scholes-Merton option valuation models. The adoption of SFAS No. 157 did not have a material impact on the Company’s consolidated financial position or results of operations.
     On February 12, 2008, the Financial Accounting Standards Board (“FASB”) amended the implementation of SFAS No. 157 related to non-financial assets and liabilities until fiscal periods beginning after November 15, 2008. As a result, the Company has not applied the above fair value procedures to its goodwill and long-lived asset impairment analyses during the current period. The Company believes that the adoption of SFAS No. 157 for non-financial assets and liabilities will not have a material impact on its consolidated financial position or results of operations upon implementation for fiscal periods beginning after November 15, 2008.
     The following table illustrates the Company’s fair value measurements of its financial assets and liabilities as classified in the fair value hierarchy, associated unrealized and realized gains and losses, as well as purchases, sales, issuances, settlements (net) or transfers out of a Level 1 classification. These amounts consisted primarily of available for sale securities. These amounts are presented as assets held for sale and realized gains and losses are recorded in income (loss) from discontinued operations in the Company’s consolidated statement of operations (in thousands):

	Fair Value	Fair Value	Change in	Change in
Fair Value	December 31,	December 31,	Unrealized	Realized
Hierarchy	2008	2007	Gain (loss)(1)	Gain (loss)(1)
Level 1	$185	$2,514	$25	$—
Level 2	—	—	—	—
Level 3	—	—	—	—

(1)	Settlements (net) or transfers out of Level I during the year ended December 31, 2008 amounted to $2,354.
Cash and Cash Equivalents
     The Company invests cash in excess of operating requirements in short-term time deposits, money market instruments, government mutual bond funds and other investments. Securities with remaining maturities of three months or less are classified as cash equivalents.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
Restricted Cash
     The Company’s restricted cash consisted of (in thousands):

	As of December 31,
	2008	2007
Restricted cash to secure credit card processing	$10,644	$17,100
Restricted cash to pay vessel debt	5,981	12,500
Restricted cash to secure letters of credit	—	1,484

Balance at December 31,	$16,625	$31,084

     The Company’s cruise passenger deposits are primarily received through credit card transactions. At December 31, 2007, the Company had $17.1 million of restricted cash held by banks in cash equivalents and a certificate of deposit in order to secure its processing of passenger deposits through credit cards. The restricted amounts were negotiated between the Company and the bank based on a percentage of the expected volume of future credit card transactions within a standard twelve-month period. At December 31, 2008, the amount of restricted cash held by banks related to credit card transactions was $10.6 million.
     Due to reductions in the insurance contract liabilities associated with the Company’s reinsurance business, the Company was able to reduce certain letters of credit requirements. During 2008, this reduction made available $6.5 million of cash that was previously restricted. Accordingly this reduction allowed the Company to reduce its bank facility that secured the letters of credit to $6.0 million as of December 31, 2008.
     As of December 31, 2007, the Company also had $1.5 million included in restricted cash representing principal and interest payments made to a depository account which was used to pay bondholders of certain of the Company’s vessel debt in February 2008 as required under the loan agreement. At December 31, 2008, the Company’s restricted cash did not include any such amounts.
Accumulated Other Comprehensive Income (Loss)
     Accumulated other comprehensive income (loss) is comprised of net unrealized gains and losses on foreign currency translation and marketable securities of $0.5 million and $1.6 million, net of taxes, at December 31, 2008 and 2007, respectively.
Comprehensive Income (Loss)
     Comprehensive income (loss) refers to the aggregate of net income (loss) and certain other revenues, expenses, gains and losses recorded directly as adjustments to stockholders’ equity, net of tax.
Other Investments
     The Company includes its equity investments in other operating companies as other assets in the accompanying balance sheets. The cost of these equity investments is allocated against the underlying fair value of the net assets of the investee. The Company accounts for equity investments with ownership ranging from 20% to 50% using the equity method, as it is deemed that the Company has significant influence, but not control. Equity investments with ownership of less than 20% are accounted for under the cost method. In 2008, the Company wrote down its equity investment in Deer Harbor WI, LLC (“DHWI”) to zero and recorded an impairment charge of $1.1 million, which is included in income (loss) from discontinued operations for the period ended December 31, 2008.
Property, Vessels and Equipment
     Property, vessel and equipment are stated at cost, net of accumulated depreciation. Cost of maintenance and repairs that do not improve or extend the lives of the respective assets are expensed as incurred. Major additions and

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
betterments are capitalized. The ships are capitalized and depreciated using the straight-line method over the expected useful life ranging up to 30 years, net of a residual value that generally approximates 15%. Ship replacement parts are capitalized and are depreciated upon being placed in service. Office and shop equipment is capitalized and depreciated using the straight-line method over the expected useful life of the equipment, ranging up to 10 years. Leasehold improvements are amortized using the straight-line method over the lesser of the expected useful life of the improvement or the term of the related lease.
     The Company performs reviews for the impairment of property and equipment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be fully recoverable. The assessment of possible impairment is based on the Company’s ability to recover the carrying value of our assets based on its estimate of their undiscounted future cash flows. If these estimated undiscounted future cash flows are less than the carrying value of an asset, an impairment charge is recognized for the excess, if any, of the asset’s carrying value over its estimated fair value. All of the Company’s property, vessels and equipment were subject to impairment testing as of December 31, 2008 and only the assets related to the marine division were deemed to be impaired. When property and equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is recognized in the statement of operations.
Drydocking
     The Company capitalizes drydocking costs as incurred and amortizes such costs over the period to the next scheduled drydock and believes that the deferral method provides better matching of revenues and expenses. Drydocking costs are included in prepaid costs and other current assets and in long-term assets in the accompanying balance sheet and are amortized over the cruising season between scheduled drydockings.
Long-Lived Assets Including Intangibles
     Goodwill and intangible assets with indefinite useful lives are tested for impairment at least annually or sooner whenever events or changes in circumstances indicate that they may be impaired. Management evaluates recoverability using both subjective and objective factors. Subjective factors include the evaluation of industry and product trends and the Company’s strategic focus. Objective factors include management’s best estimates of projected future earnings and cash flows. The Company uses a discounted cash flow model to estimate the fair market value of each of its reporting units when it tests goodwill for impairment. Assumptions used include growth rates for revenues and expenses, investment yields on deposits, any future capital expenditure requirements and appropriate discount rates. The Company established reporting units based on its current reporting structure. For purposes of testing goodwill for impairment, goodwill has been allocated to these reporting units to the extent it related to each reporting unit. Intangible assets with finite lives are tested for impairment using an undiscounted cash flow model. The Company amortizes intangible assets with finite lives over their estimated useful lives and reviews them for impairment at least annually or sooner whenever events or changes in circumstances indicate that they may be impaired. The Company amortizes its acquired intangible assets with finite lives over periods ranging from three to 20 years.
     In 2008 the Company recorded an impairment loss of $21.3 million due to the write-down of the assets of the Marine Group. This loss is reflected in loss from discontinued operations in the accompanying financial statements. As a result of its determination that there was a more than 50% likelihood that AMG will be sold in the near term, the Company evaluated the ongoing value of AMG’s long-lived assets and determined that they were impaired. The carrying value of AMG and AMG’s long-lived assets including goodwill at December 31, 2008 was $32.3 million and $18.0 million, respectively. The estimated fair value of AMG at this tme was $11.0 million. Fair value was based on indications of interest received early on in the Company’s sale process, which is still ongoing. In connection with our December 31, 2008 impairment testing, the trade name and goodwill associated with our marine division reporting unit were deemed to impaired and written off. The entire carrying value of the long-lived assets, including goodwill of $2.9 million, was written down to zero at December 31, 2008. The remaining excess carrying value of $3.3 million after the write-off of goodwill and intangible assets was allocated to the remaining assets held for sale . As a result of the current global economic weakness and the Company’s announcement subsequent to the year ended December 31, 2008 that it plans to sell its non-Windstar assets including AMG in the near term, it is

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
reasonably possible that the Company’s estimate of discounted cash flows may change in the near term resulting in the need to adjust its determination of fair value.
Foreign Currency Transactions
     Bellingham Marine operates internationally through its five foreign subsidiaries in Australia, New Zealand, Europe, Singapore and Southeast Asia. The financial statements of these foreign entities are denominated in their local currency and are translated into U.S. dollars for reporting purposes. Balance sheet accounts have been translated using the current rate of exchange at the balance sheet date. Results of operations have been translated using the average rates prevailing throughout the year. Translation gains or losses resulting from the changes in the exchange rates from year-to-year are accumulated in a separate component of stockholders’ equity. Gains or losses resulting from foreign currency transactions are included on the statement of operations in loss from discontinued operations.
Revenue Recognition
     The Company recognizes revenues in accordance with GAAP, including SEC Staff Accounting Bulletin No. 104 “Revenue Recognition,” and EITF 99-19, “Reporting Revenue Gross as a Principal Versus Net as an Agent.” The Company recognizes revenue when persuasive evidence of an arrangement exists, the service fee is fixed or determinable, collectibility is reasonably assured and delivery has occurred.
Passenger Ticket Revenue and Onboard and Other Cruise Revenues
     Passenger ticket revenue is recorded net of applicable discounts. Passenger ticket revenue and related costs of revenue are recognized when the cruise is completed. The Company generally receives from its customers a partially refundable deposit within one week of booking a tour, with the balance typically remitted 60 days prior to the departure date. When customers cancel their trip, the nonrefundable portion of their deposit is recognized as revenue on the date of cancellation. Passenger revenue representing travel insurance purchased at the time of reservation is recognized upon the completion of the cruise or passenger cancellation, whichever is earlier and the Company’s obligation has been met. Onboard and other cruise revenues are comprised of beverage and souvenir sales and optional shore excursions and are deferred and recognized as revenue when the cruise is completed.
Travel and Event Related
     The Company bills travel participants, mainly consisting of large corporations, in advance, and the cash received recorded as a participant deposit. The Company pays for certain direct program costs such as airfare, hotel and other program costs in advance of travel, and records such costs as prepaid program costs. The Company recognizes travel revenue and related costs when travel convenes and classifies such revenue as travel and event related. This revenue is reported on a net basis, reflecting the net effect of gross billings to the client less any direct program costs.
     Revenue from hotel reservation, registration and related travel services are recognized when the convention operates. Revenue from the sale of merchandise is recognized when the merchandise is shipped, the service has been provided or when the redemption periods have expired. Revenue from pre-paid, certificate-based merchandise incentive programs is deferred until the Company’s obligations are fulfilled or upon management’s estimates (based upon historical trends) that it is remote that the certificate will be redeemed. These revenues are reported on a net basis, reflecting the net effect of gross billings to the client less any direct program or merchandise costs.
Selling and Tour Promotion Expenses
     Selling and tour promotion costs are expensed as incurred.
Income Taxes
     The Company accounts for income taxes utilizing the asset and liability approach which requires the recognition of deferred tax assets and deferred tax liabilities for the expected future tax consequences of temporary differences

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
between the carrying amounts and the tax bases of assets and liabilities. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.
Earnings (Loss) Per Share
     Basic earnings (loss) per share for continuing operations, discontinued operations and total is computed by dividing net income (loss) for each of these categories by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed by increasing the weighted-average number of common shares outstanding by the additional common shares that would have been outstanding if the potentially dilutive common shares had been issued. The dilutive effect of options outstanding is reflected in diluted earnings (loss) per share by application of the treasury stock method.
Accounting for Stock-Based Compensation Plans
     The Company has certain stock-based employee compensation plans, which are more fully described in Note 14, “Stock Plans.” On January 1, 2006, the Company adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 123, “Share Based Payment” (“SFAS No. 123R”) using the modified-prospective method. SFAS No. 123R supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees” and related interpretations, and amends SFAS No. 95, “Statement of Cash Flows.” In 2005, the Company used the Black-Scholes-Merton formula to estimate the fair value of stock options granted to employees. The Company adopted SFAS No. 123R, using the modified-prospective method, beginning January 1, 2006. Based on the terms of its plans, the Company did not have a cumulative effect adjustment upon adoption. The Company also elected to continue to estimate the fair value of stock options using the Black-Scholes-Merton formula.
     The adoption of SFAS 123R resulted in compensation expense of $0.8 million and $0.7 million that has been classified in general and administrative expenses related to employee stock options and restricted stock, respectively, for each of the years ended December 31, 2008 and 2007.
     As of December 31, 2008, there was $0.4 million and $1.8 million, respectively, of total unrecognized compensation cost related to nonvested stock options and nonvested restricted stock granted under the Company’s plans expected in future years through 2011. This expected cost does not include the impact of any future stock-based compensation awards.
     No options were granted during 2007 and 2008.
     Upon the adoption of SFAS No. 123R, expected volatility was based on historical volatilities. The risk-free interest rate is based on U.S. Treasury zero-coupon issues with a remaining term equal to the expected option life assumed at the date of grant. The expected term was calculated based on historical experience and represents the time period options actually remain outstanding. The Company estimated forfeitures based on historical pre-vesting forfeitures and will revise those estimates in subsequent periods if actual forfeitures differ from those estimates.
Fair Value of Financial Instruments
     The estimated fair values of the financial instruments as of December 31, 2008 and 2007 are as follows (in thousands):

	2008		2007
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
Financial assets:
Cash and cash equivalents	$10,105	$10,105	$21,998	$21,998
Restricted cash	16,625	16,625	31,084	31,084
Debt	87,627	27,309	153,623	153,623

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
     The following methods and assumptions were used to estimate the fair value of each class of financial instrument for which it is practicable to estimate that value. Potential income tax ramifications related to the realization of unrealized gains and losses that would be incurred in an actual sale and/or settlement have not been taken into consideration.
     Cash and Cash Equivalents — The carrying value of cash and cash equivalents approximates fair value due to the liquid nature of the cash investments.
     Restricted Cash — The fair value of the Company’s restricted cash is based on the certificate of deposit in which the funds are invested and the cash paid toward debt.
     Debt — The carrying value of senior secured notes and mortgage debt approximate fair value since they are estimates based on rates currently prevailing for similar instruments of similar maturities. The fair value of convertible debt is based on recent marketplace transactions.
Dividends Declared
     On September 2, 2003, the Company’s Board of Directors authorized a new dividend policy paying stockholders $0.40 per share annually, distributable at $0.10 per share on a quarterly basis. The Company and its board of directors intend to continually review the dividend policy to ensure compliance with capital requirements, regulatory limitations, the Company’s financial position and other conditions which may affect the Company’s desire or ability to pay dividends in the future. Subsequent to the dividend declared in May 2007, the Company’s board of directors did not approve any additional dividends for 2007 or 2008.
     The following dividends were declared in 2007 on the dates indicated (in thousands):

Record Date	Payment Date	Dividend Amount
2007:
March 12, 2007	March 19, 2007	$1,084
May 21, 2007	May 31, 2007	1,084
Business Segments
     The Company reports segment data based on the “management” approach, which designates the internal reporting used by management for making operating decisions and assessing performance as the source of the Company’s reportable segments.
Recent Accounting Pronouncements
     On May 9, 2008, the FASB issued FSP No. APB14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement).” The FSP requires an issuer of certain convertible debt instruments that may be settled in cash, commonly referred to as Instruments B and C from EITF Issue No. 90-19, “Convertible Bonds with Issuer Option to Settle for Cash upon Conversion,” and any other convertible instruments that require or permit settlement in any combination of cash and shares at the issuer’s option, such as those referred to as “Instrument X,” to separately account for the liability and equity components of the instrument in a manner that reflects the issuer’s nonconvertible debt borrowing rate. The FSP is effective for fiscal years beginning after December 15, 2008 and does not permit early application. However, the transition guidance requires retrospective application to all periods presented, and does not grandfather existing instruments. Accordingly, retrospective application has been reflected in the accompanying financial statements. The Company adopted FSP APB 14-1 on January 1, 2009 and the adoption impacted historical accounting for the Company’s 3.75% Convertible Senior Notes due 2027 resulting in a $1.5 million increase in interest expense for the year ended December 31, 2007 and a $2.2 million increase in interest expense for the year ended December 31, 2008. The adoption also resulted in a $12.1 million increase in additional paid-in capital, a $8.4 million net reduction in long-term convertible notes, a $25,000 increase in prepaid assets, a $3.3 million increase in deferred tax

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
liabilities, a $3.3 million decrease in deferred tax valuation allowance, and a $3.7 million increase in accumulated deficit as of January 1, 2009. The impact on diluted earnings per share for each of the years ended December 31, 2008 and 2007 was an increase in a loss per share of $0.20 and $0.14, respectively.
     In April 2008, the FASB issued FSP No. FAS 142-3, “Determination of the Useful Life of Intangible Assets.” FSP No. FAS 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets. The provisions of FSP No. FAS 142-3 are effective for fiscal years beginning after December 15, 2008. The Company is evaluating FSP No. FAS 142-3 and has not yet determined the impact the adoption of FSP No. FAS 142-3 will have on its consolidated financial statements.
     In December 2007, the FASB issued SFAS No. 141 (R) “Business Combinations.” SFAS No. 141(R) establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree and the goodwill acquired. SFAS No. 141(R) also establishes disclosure requirements to enable the evaluation of the nature and financial effects of the business combination. SFAS No. 141(R) on a prospective basis for business combinations that occur in fiscal years beginning after December 15, 2008. The Company is evaluating SFAS No. 141(R) and has not yet determined the impact the adoption will have on its consolidated financial statements.
     In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an Amendment of Accounting Research Bulletin No. 51.” SFAS No. 160 changes the accounting and reporting for minority interests, which will be recharacterized as non-controlling interests and classified as a component of equity. SFAS No. 160 is effective for fiscal years beginning after December 15, 2008. The Company anticipates the adoption of SFAS No. 160 will not have a material impact on its consolidated financial statements.
     In May 2009, the FASB issued SFAS No. 165, Subsequent Events (“SFAS 165”), which provides guidance on the recognition and disclosure of events that occur after the balance sheet date but before financial statements are issued. The Company adopted SFAS 165 as of June 30, 2009. The adoption of SFAS 165 did not have an impact on the Company’s financial position, results of operation, or cash flows.
     In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 (“SFAS 168”). The new statement modifies the U.S. generally accepted accounting principles hierarchy created by SFAS No. 162 The Hierarchy of Generally Accepted Accounting Principles by establishing only two levels of GAAP: authoritative and non-authoritative. This is accomplished by authorizing the FASB Accounting Standards Codification (“Codification”) to become the single source of authoritative U.S. accounting and reporting standards, except for rules and interpretive releases of the SEC under authority of the federal securities laws, which are sources of authoritative GAAP for SEC registrants. SFAS 168 is effective for financial statements for interim and annual periods ending after September 15, 2009. All existing accounting standard documents are superseded and all other accounting literature not included in the Codification is considered non-authoritative. The Company does not anticipate the adoption of SFAS 168 will have a material effect on the Company’s financial position, results of operation, or cash flows.
2. Business Acquisitions and Investments
BellPort (Reflected as discontinued operations, Assets Held for Sale and Liabilities related to assets held for sale in the accompanying financial statements)
     On February 1, 2005, the Company acquired 100% of the outstanding stock of BellPort. BellPort, located in Newport Beach, California, is a marina services company operating facilities in both the United States and Mexico. In February 2006, BellPort acquired a 34% interest in BellPort Japan through the acquisition of BellJa Holding Company, Inc., a California corporation, for $0.3 million, and extended its license agreement with BellPort Japan through 2010. The Company recorded its proportional share of the loss from BellPort Japan of $0.1 million in 2007 and had incurred losses on its investment up to the original investment amount, resulting in zero investment balance

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
as of December 31, 2007. The Company is not required to contribute any funds to support the operation of this investee. On August 20, 2007, the majority shareholder of BellPort Japan increased its capital contribution in BellPort Japan resulting in dilution of our investment in BellPort Japan from 34% to 0.9%. The Company retained an option (not obligation) to contribute capital to increase our investment to 34%. In July 2008, by mutual agreement with the majority shareholder of BellPort Japan, the Company forfeited this option.
     BellPort has a 50% ownership interest in DHWI. DHWI owns a marina facility in Deer Harbor, Orcas Island, Washington. The Company recorded its proportional share of losses from DHWI of $88,000 and $0.1 million for the years ended December 31, 2008 and 2007, respectively, which are included income (loss) from discontinued operations. In 2008, BellPort had a note receivable from DHWI for $1.9 million secured by a deed of trust on property and bearing interest at a variable rate equal to the applicable London Interbank Offered Rate plus 2.75% per year, adjusted annually. As of December 31, 2008, the interest rate was 5.52%. All unpaid principal and accrued and unpaid interest are due no later than November 30, 2011.
     The Company accounts for its investment in DHWI on the equity method. At December 31, 2007, the investment in DHWI represented $1.4 million, and was included in assets held for sale in the accompanying balance sheets.
     At December 2008, the Company recorded a loss due to the write down to zero of the receivable from DHWI and the investment in DHWI which is included in income (loss) from discontinued operations.
     On February 13, 2006, BellPort purchased certain assets related to the Newport Harbor Shipyard for $0.5 million. Concurrent with the asset purchase, BellPort entered into a long term agreement to lease and operate the shipyard facility beginning April 1, 2006 and ending March 31, 2011.
Windstar Cruises
     In order to expand its cruise offerings to include international cruise offerings, on April 2, 2007, the Company, through its wholly-owned subsidiary AICG, completed its acquisition of all of the issued and outstanding shares of Windstar Cruises from HAL Antillen N.V. (“HAL Antillen”), a unit of Carnival Corporation, plc. Under the terms of the purchase agreement, the Company paid $11.3 million in cash, obtained $60 million in seller financing and assumed $29.0 million in liabilities. The $60 million in seller financing was payable over ten years at 7% and was collateralized by each of the three Windstar Cruises’ ships. In addition, the Company incurred $0.8 million of acquisition costs related to the Windstar Cruises transaction.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
     In accordance with SFAS No. 141, “Business Combinations,” the Windstar Cruises acquisition has been accounted for under the purchase method of accounting. The estimates of fair value of the assets acquired and liabilities assumed are based on management’s estimates. The final purchase price is dependent on the final valuation of the assets acquired, which has not been completed. The following table summarizes the fair value of net assets acquired (in thousands):

Cash and cash equivalents	$1,137
Accounts receivable	5
Prepaid and other current assets	811
Inventory	965
Vessels and equipment	89,497
Intangible assets	8,610

Total assets acquired	101,025

Passenger deposits	(22,966)
Accounts payable and accrued and other expenses	(5,995)
Long term debt	(60,000)

Total liabilities assumed	(88,961)

Net assets acquired	$12,064

     On April 18, 2007, the Company paid off $60 million in seller financing and accrued interest of $0.2 million using proceeds from its convertible senior notes offering discussed in Note 9 “Long-Term Obligations.” The following pro forma information of the Windstar Cruises acquisition reflects the impact to continuing operations for the year ended December 31, 2007 as if the acquisition had occurred as of the beginning of the year instead of April 2, 2007 (in thousands, except per share data):

		Pro Forma
		Windstar	Pro Forma
	As Reported	Cruises	Combined
Revenues	$168,905	$17,463	$186,368

Net income (loss) from continuing operations	$(32,935)	$(1,080)	$(34,015)

Earnings (loss) per share — basic	$(3.04)		$(3.14)

Earnings (loss) per share — diluted	$(3.04)		$(3.14)

3. Reinsurance (Reflected as Discontinued operations, Assets Held for Sale and Liabilities related to assets held for sale in the accompanying financial statements)
     In December 2003, the Company formed Cypress Re and registered it as a Class 3 reinsurer pursuant to Section 4 of the Bermuda Monetary Authority Act to carry on business in that capacity subject to the provisions of the Bermuda Monetary Authority Act.
     The Company reinsures property and casualty risks written by licensed U.S. insurers through Cypress Re. The lines of business that are being reinsured include commercial auto liability, commercial physical damage, commercial property, general liability and workers’ compensation. These risks are associated with members of highly selective affinity groups or associations. Members whose risk is reinsured under a program must meet certain loss control program qualifications. A member of a group must pass certain pre-qualification criteria as part of the underwriting review by a third party.
     The assumed reinsurance transactions are typically reinsured through a quota share agreement in which Cypress Re agrees to accept a certain fixed percentage of premiums written from the ceding company and in general assumes the same percentage of purchased reinsurance, direct acquisition costs and ultimate incurred claims.
     Cypress Re retains the first layer of risk on a per policy basis, which ranges from $250,000 to $500,000, and the third party reinsurer (through excess of loss reinsurance) retains the next layer up to the policy limits of $1.0 million. Cypress Re retains losses up to the aggregate reinsurance limit, which varies with each quota share reinsurance agreement and the third party reinsurer then pays losses in excess of Cypress Re’s aggregate reinsurance limit up to $5.0 million. Cypress Re is responsible for any additional losses in excess of the aggregate reinsurance limit.
     In 2004, the Company transferred its investment interest in two insurance programs to its wholly-owned subsidiary, Cypress Re. On March 29, 2004, Cypress Re entered into a reinsurance agreement which incorporated the terms and conditions of the above interest of these programs. The quota share reinsurance agreement covered a retroactive period from July 1, 2002 through March 29, 2004, as well as a prospective period from March 29, 2004

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
to June 30, 2004. The reinsurance agreement meets the requirements of SFAS No. 113 “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts” and has both prospective and retroactive elements.
     During 2005 and 2004, Cypress Re entered into additional quota share reinsurance agreements. These reinsurance agreements represent participation in selective property and casualty programs. The reinsurance agreements meet the requirements of SFAS No. 113. One of the quota share reinsurance agreements entered into in 2005 covers a retroactive period from May 7, 2004 through May 31, 2005 and a prospective period from June 1, 2005 through June 7, 2006. One of the quota share reinsurance agreements entered into in 2004 covers a retroactive period from January 1, 2003 through May 31, 2004 and a prospective period from June 1, 2004 through December 31, 2004. The other agreements entered into in 2005 and 2004 contain only prospective components.
     Accounting for prospective reinsurance transactions results in premiums and related acquisition costs being recognized over the remaining period of the insurance contracts reinsured. As of December 31, 2008 and 2007, there were no balances in unearned premium reserves, deferred policy acquisition costs or ceded prepaid reinsurance premiums.
     Accounting for retroactive reinsurance transactions results in the reinsurer reimbursing the ceding company for liabilities incurred as a result of past insurable events covered by the underlying policies reinsured. Loss and loss adjustment expenses are initially recorded at the estimated ultimate payout amount and any gain from any such transaction is deferred and amortized into income. Loss and loss adjustment expense reserves are adjusted for changes in the estimated ultimate payout and the original deferred gain is recalculated and reamortized to the balance that would have existed had the changes in estimated ultimate payout been available at the inception of the transaction, resulting in a corresponding charge or credit to income in the period that the changes in estimated ultimate payout are made. There was no unrecognized deferred gain on retroactive reinsurance as of December 31, 2008 and 2007. During 2008 and 2007 Cypress Re recognized in income from discontinued operations $0 and $19,000, respectively, of previously deferred gain.
     As of December 31, 2008 and 2007, premiums receivable, reinsurance recoverable and loss and loss adjustment expense reserves are reflected as assets held for sale and liabilites related to assets held for sale which total $2.0 million, $34,000 and $2.4 million; and $1.2 million, $0.3 million, and $1.1 million, respectively, related to retroactive reinsurance were recorded on the Company’s balance sheet. The December 31, 2008 and 2007 loss and loss adjustment expense reserve balances include reserves for both prospective and retroactive reinsurance as well as $3.3 million and $1.0 million, respectively, for incurred but not reported claims related to retroactive reinsurance.
     Cypress Re retrocedes risk to the ceding company under specific excess and aggregate loss treaties. Cypress Re remains obligated for amounts ceded in the event that the reinsurer does not meet its obligations.
     Premiums receivable at December 31, 2008 and 2007 is comprised of funds held in trust by the ceding company, of $6.3 million and $9.7 million, respectively. In 2008, premium due from the ceding company was $0.3 million and in 2007, deferred and not yet due premiums from the ceding company was $0.3 million. The funds held in trust primarily consist of high grade corporate bonds, government bonds and money market funds.
     As of December 31, 2008 and 2007, reinsurance recoverable and prepaid reinsurance premiums of $0.5 million and $0 million and $1.2 million and $0 million, respectively, relate to a single reinsurer. Cypress Re’s exposure to credit loss in the event of non-payment or nonperformance is limited to these amounts.
     As of December 31, 2008 and 2007, the Company had issued $5.9 million and $10.7 million, respectively, in letters of credit related to property and casualty insurance programs. The letters of credit expire at various dates through 2009.
4. Discontinued Operations
In the first quarter of 2009, the Company announced its plans to sell the Company’s non-Windstar assets including Travel and Events, the Marine Group, Cypress Re and Majestic America Line divisions and to position itself as a cruise company solely addressing the international small cruise ship luxury segment of the

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
market. The assets and liabilities of Travel and Events and Majestic America Line divisions did not qualify for the “held for sale” treatment pursuant to SFAS No. 144, and therefore the results of their operations are included in continuing operations. The assets and liabilities of the Marine Group and Cypress Re qualified for “held for sale” treatment pursuant to SFAS No. 144. The results of the operations of these two divisions are updated to present as discontinued operations.
Summarized operating results for discontinued operations are as follows (in thousands):

	Year Ended
	December 31,	Year Ended
	2008	December 31, 2007
Revenue from discontinued operations	$108,744	$123,803

Operating expenses from discontinued operations	125,659	115,679

Income (loss) from discontinued operations before taxes	(16,480)	8,277

Income tax (expense) benefit	343	(3,741)

Income (loss) from discontinued operations, net of taxes	$(16,137)	$4,536

The assets and liabilities of Marine Group and Cypress Re are presented as “assets held for sale” and “liabilities related to assets held for sale” in the condensed consolidated balance sheet at December 31, 2008 and 2007.
     The major components are as follows (in thousands):

	December 31,	December 31,
	2008	2007
Assets held for sale

Accounts receivable, net	$15,311	$35,657

Costs in excess of billings	5,283	8,410

Investments	—	2,514

Inventory	—	2,630

Insurance receivables	6,313	10,188

Property,vessels and equipment	—	7,495

Goodwill and intangible assets	—	5,628

All other assets	1,686	6,006

	$28,593	$78,528

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)

	December 31,	December 31,
	2008	2007
Liabilities related to assets held for sale:

Accounts payable and accrued expenses	$4,137	$23,722

Billings in excess of costs	4,253	13,108

Case reserves	3,998	6,674

Long term debt	1,927	1,789

All other liabilities, including case reserves	663	2,687

	$14,978	$47,980

5. Accounts Receivable
     Accounts receivable at December 31, 2008 and 2007 (in thousands) consisted of:

	2008	2007
Cruise	$454	$817
Travel and events	1,904	4,149
Corporate and other	29	195

	2,387	5,161
Less allowance for doubtful accounts	(20)	(20)

Total accounts receivable	$2,367	$5,141

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
6. Inventory
     The Company maintains inventories of marine construction materials, fuel, supplies, souvenirs and food and beverage products. Inventories are stated at the lower of cost or market, using weighted average costs. The components of inventory as of December 31, 2008 and 2007 are as follows (in thousands):

	2008	2007
Food, souvenirs and supplies	$1,519	$2,390
Fuel	320	731

	$1,839	$3,121

7. Property, Vessels and Equipment
     Property, vessels and equipment consisted of the following at December 31, 2008 and 2007 (in thousands):

	2008	2007
Ships	$146,095	$221,668
Office furniture, fixtures and equipment	2,329	2,756
Computer software and equipment	5,034	4,916
Leasehold improvements	657	657
Ship work in process	102	70

	154,217	230,067
Less accumulated depreciation and amortization	(23,756)	(17,770)

	$130,461	$212,297

     In 2008, the Company returned the Empress of the North and the American Queen to MARAD and wrote off $34.2 million and $38.3 million, respectively, in assets, primarily vessels
     Depreciation and amortization expense related to property, vessels and equipment was $13.5 million and $10.0 million for the years ended December 31, 2008 and 2007, respectively.
8. Goodwill and Other Intangibles
     Goodwill and other intangibles consisted of the following at December 31, 2008 and 2007 (in thousands):

	2008	2007
Other Intangibles:
Trade name	$7,282	$7,892
Customer list	—	717

	7,282	8,609
Less accumulated amortization	—	(178)

Total other intangibles	$7,282	$8,431

     In 2008, as a result of the final purchase price allocation of the Windstar Cruises acquisition, $0.7 million of customer list was reclassified to trade name and the associated amortization expense of $0.2 million recorded in 2007 was reversed in 2008. The Company determined that as of December 31, 2008, the Windstar trade name was not impaired. Trade name is an indefinite lived asset.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
9. Long term Obligations
     Long-term obligations as of December 31, 2008 and December 31, 2007 were as follows (in thousands):

	2008	2007
Guaranteed principal payment to U.S. Maritime Administration	$948	$69,743

3.75% Convertible Senior Notes, net of unamortized discount and offering costs of $10,321 and $13,120, respectively	86,679	83,880

	87,627	153,623
Less: current portion	948	4,468

Non-current portion	$86,679	$149,155

     At December 31, 2008 and 2007, the Company’s cash-secured revolving credit facility with a bank in the amount of $6.0 million and $12.5 million, respectively, had no balances outstanding at the end of each of the respective periods.
Loans Secured by Ship Mortgages
     In conjunction with ACG’s acquisition of American West, the Company assumed $41.5 million in fixed-rate, 4.63% debt payable through 2028 and guaranteed by the United States Government through MARAD under Title XI, Merchant Marine Act, 1936, as amended, and was secured by a First Preferred Ship Mortgage on the Empress of the North. Annual principal payments of $1.8 million plus accrued interest were required through July 18, 2028. EN Boat, a subsidiary of the Company and owner of the Empress of the North, was unable to make its semi-annual payment on the note due July 17, 2008 and was unable to cure the payment default within the 30 day cure period. On August 15, 2008, the Company returned the Empress of the North to MARAD’s custodial control following its last sailing on August 9, 2008. As a result of the disposal of the Empress of the North, the Company wrote off $34.2 million in assets (primarily vessels) and $37.3 million in liabilities (primarily loans payable) and recorded a $3.1 million gain on disposal for the year ended December 31, 2008. The default under the note will have a limited financial impact because recourse on the default is limited to the Empress of the North.
     In conjunction with ACG’s acquisition of the cruise-related assets of Delta Queen, the Company assumed $35.0 million of fixed-rate, 6.5% debt payable through 2020 and guaranteed by MARAD under Title XI, Merchant Marine Act, 1936, as amended, and secured by a First Preferred Ship Mortgage on the American Queen®. Semi-annual principal payments accumulating to $2.4 million annually plus accrued interest were required through June 2020. AQ Boat, LLC, a subsidiary of the Company and owner of the American Queen®, was unable to make its semiannual principal payments on the note. On November 15, 2008, the Company returned the American Queen® to MARAD’s custodial control following its last sailing in November 2008. Under the Trust Indenture, the Company, as ultimate parent of AQ Boat, LLC, had guaranteed principal payments on the debt assumed by AQ Boat, LLC and the Company was required to make principal payments on the debt or additional note amounting to $7.3 million by February 23, 2009, in the event of default by AQ Boat, LLC. Through November 15, 2008, AQ Boat, LLC had paid $6.3 million towards principal payments. At December 31, 2008, the Company accrued the remaining guaranteed principal payment of $0.9 million. As a result of the disposal of the American Queen®, the Company wrote off $38.3 million in assets (primarily vessels) and $28.3 million in liabilities (primarily loans payable) and recorded a $10.0 million loss on disposal for the year ended December 31, 2008. The default under the note will have a limited financial impact because recourse on the default is limited to the American Queen®.
3.75% Convertible Senior Notes
     On April 3, 2007, the Company closed the sale of $97.0 million of 3.75% Convertible Senior Notes due 2027 (“Notes”) to Thomas Weisel Partners LLC (“Initial Purchaser”), in a private offering, pursuant to a purchase agreement dated March 28, 2007. A portion of the proceeds from the sale of the Notes was used to retire the $60 million in seller financing incurred in connection with the acquisition of Windstar Cruises as discussed in

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
Note 2 “Business Acquisitions and Investments.” The remaining proceeds were to be used for general corporate purposes and future growth of the Company.
     The Company adopted FSP ABP 14-1 January 1, 2009 to account for the 3.75% Convertible Senior Notes in January 2009. In accordance with FSP APB 14-1 the Company measured the fair value of the liability component as $84.9 million and allocated the remaining cash proceeds of $12.1 million to an equity component. A discount rate of 6.875% was used to determine the debt component based on assumed market conditions and the Company’s financial position at the time of debt placement. The adoption of FSP APB 14-1 increases the effective interest rate of the notes to 6.875%. See Note 1.
     The Notes are convertible into shares of the Company’s common stock at an initial conversion rate of 17.8763 shares per $1,000 principal amount of the Notes (which is equivalent to an initial conversion price of approximately $55.94 per share), subject to adjustment upon the occurrence of certain events. Interest on the Notes is payable semi-annually in arrears on April 15 and on October 15 in each year, commencing October 15, 2007. The Company may redeem the Notes in whole or in part after April 15, 2012. After April 20, 2010 and prior to April 15, 2012, the Company may redeem all or a portion of the Notes only if the price of the Company’s common stock reaches certain thresholds for a specified period of time. Holders of the Notes may require the Company to purchase all or a portion of the Notes, in cash, on April 15, 2012, April 15, 2017 and April 15, 2022 or upon the occurrence of specified fundamental changes (as defined in the purchase agreement dated March 28, 2007). If a holder elects to convert Notes in connection with a specified fundamental change that occurs prior to April 15, 2012, the Company will in certain circumstances increase the conversion rate by a specified number of additional shares (see note 20, “Subsequent Events”).
     In connection with the issuance of the Notes, the Initial Purchaser withheld $2.9 million in fees from the proceeds of the offering which amount is classified as debt discount and amortized over a five-year period, the earliest term when the note holders have an option to require the Company to redeem the Notes. The Company also incurred debt offering costs of $0.5 million. Both the debt discount and debt offering costs are being amortized over the five-year period using the effective interest rate method. The unamortized debt discount is included as a component of long-term debt. The unamortized offering costs are included as a component of prepaid costs and other current assets or other assets, respectively, depending on whether the unamortized balance is of a short-term or long-term nature.
     Principal payments on the Company’s debt are scheduled to be paid as follows (in thousands):

Year Ended December 31,
2009	$948
2010	—
2011	—
2012	97,000
2013	—
Thereafter	—

97,948

Less: unamoritized discount and offering costs	(10,321)
Less: current portion	(948)

Non-current portion	$86,679

10. Other Income (expense), net
     Other income (expense), net includes the following at December 31, 2008 and 2007 (in thousands):

	Year Ended
	December 31,
	2008	2007
Insurance proceeds received (Note 12)	$755	$1,012
Proceeds from legal settlements (Note 12)	4,322	—
Foreign currency translation gains (losses)	559	(228)

Other income (expense), net	(18)	(133)

	$5,618	$651

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
11. Income Taxes
     Pretax income (loss) summarized by region is as follows (in thousands):

	Year Ended
	December 31,
	2008	2007
Domestic	$(22,225)	$(42,606)
Foreign	233	8,897

Total pretax income (loss) from continuing operations	$(21,992)	$(33,709)

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
     The income tax provision (benefit) included in the statements of continuing operations is as follows (in thousands):

	Year Ended
	December 31,
	2008	2007
Current:
Federal	$0	$(3,012)
State	36	(469)
Foreign	17	19

Total current	53	(3,462)

Deferred:
Federal	0	1,840
State	0	848
Foreign	0	0

Total deferred	0	2,688

Total income tax (benefit) provision	$53	$(774)

     The reconciliation of U.S. statutory federal income tax expense to income tax provision (benefit) on income (loss) before income taxes is as follows (in thousands):

	2008		2007
	Amount	%	Amount	%
Provision (benefit) at the federal statutory rate	$(7,558)	34.0%	$(14,466)	34.0%
Change in valuation allowance	8,846	(39.8)	15,212	(35.8)
State income tax, net of federal benefit	(689)	3.1	(1,381)	3.3
Rate adjustment	72	(0.3)	(66)	0.2
Reserve adjustment	—	—	—	—
Impairment of goodwill	—	—	—	—
Impairment of other long-lived assets	—	—	—	—
Foreign rate differential	—	—	—	—
Other permanent and return to provision items	(618)	2.8	(73)	0.2

	$53	(0.2)%	$(774)	(1.9)%

     Components of the net deferred tax assets and liabilities for continuing operations are as follows (in thousands):

	2008	2007
Deferred tax assets:
Accrued vacation and compensation	$1,403	$1,030
Intangible assets	1,657	1,935
Allowance for billing reserve	238	129
Loss and loss adjustment expense reserves	0	0
Net operating loss carryforward	18,892	19,909
Other	104	121

Total deferred tax assets	22,294	23,124
Valuation allowance for deferred tax assets	(15,247)	(10,922)

Total deferred tax assets, net of valuation allowance	7,047	12,202

Deferred tax liabilities:
Property and equipment	(3,739)	(8,234)
Other	(3,308)	(3,968)

Total deferred tax liabilities	(7,047)	(12,202)

Net deferred tax assets (liabilities)	$0	$0

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
     Components of the net deferred tax assets and liabilities for discontinued coperations are as follows (in thousands):

	2008	2007
Deferred tax assets:
Accrued vacation and compensation	$840	$1,140
Intangible assets	(32)	(290)
Allowance for billing reserve	1,865	838
Loss and loss adjustment expense reserves	134	199
Net operating loss carryforward	1,207	0
Other	1,538	262

Total deferred tax assets	5,552	2,149
Valuation allowance for deferred tax assets	(8,428)	(629)

Total deferred tax assets, net of valuation allowance	(2,876)	1,520

Deferred tax liabilities:
Intangibles	—	(773)
Property and equipment	2,305	(893)
Other	877	(269)

Total deferred tax liabilities	3,182	(1,935)

Net deferred tax assets (liabilities)	$306	$(415)

     At December 31, 2008, the Company has federal, state and foreign net operating loss (“NOL”) carryforwards of $57.7 million, $37.3 million and, $3.6 million, respectively. The federal and state NOL carryforwards begin to expire in 2011 and 2009, respectively. The foreign NOL carryforwards do not expire. Utilization of these losses may be subject to an annual limitation due to ownership change constraints set forth in the Internal Revenue Code of 1986 and similar state tax provisions.
     The Company has recorded valuation allowances of $27.0 million and $15.5 million at December 31, 2008 and 2007, respectively, due to uncertainty related to the future utilization of certain deferred tax assets. In 2008, the Company increased its valuation allowance related to deferred tax assets by $11.4 million. Based on all available positive and negative evidence at December 31, 2008, the Company has concluded that the realizability of the net domestic deferred tax assets does not meet the more likely than not threshold under SFAS 109.
     Pretax earnings of a foreign subsidiary or affiliate are subject to U.S. taxation when effectively repatriated. U.S. income taxes and foreign withholding taxes were not provided on undistributed earnings of foreign subsidiaries. The Company intends to reinvest these earnings indefinitely in its foreign subsidiaries. It is not practical to determine the amount of undistributed earnings or income tax payable in the event the Company repatriated all undistributed foreign earnings. However, if these earnings were distributed to the U.S. in the form of dividends or otherwise, the Company would be subject to additional U.S. income taxes and foreign withholding taxes, offset by an adjustment for foreign tax credits.
     The following table summarizes the changes to unrecognized tax benefits for the year ended December 31, 2008:

Balance at January 1, 2007	$551
Additions based on tax positions related to the current year	91
Reductions for tax positions of prior years	(18)
Other	(47)

Balance at December 31, 2007	577
Additions based on tax positions related to the current year	33
Reduction as a result of lapse of applicable statute of limitations	(43)
Other	46

Balance at December 31, 2008	$613

     The Company expects a $0.1 million decrease to its unrecognized tax benefits within the next 12 months due to the lapse of applicable statute of limitations.
     The Company is subject to United States federal income tax as well as income tax of multiple state and foreign jurisdictions. With few exceptions, the Company is no longer subject to United States federal income tax examinations for years before 2005; state and local income tax examinations before 2004; and foreign income tax examinations before 2004.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
     Currently the Company is not under Internal Revenue Service, state, local or foreign jurisdiction tax examinations.
     The Company’s continuing practice is to recognize potential accrued interest and penalties related to unrecognized tax benefits within its global operations in its provision for income taxes. During 2008, an adjustment of ($0.1) million was made to interest and penalties due to the lapse of applicable statute of limitations. To the extent interest and penalties are not assessed with respect to the uncertain tax positions, amounts accrued will be reduced and $0.1 million will be reflected as a reduction of the overall income tax provision.
     Utilization of the federal and state NOL and tax credit carryforwards may be subject to a substantial annual limitation due to ownership change limitations that have occurred previously or that could occur in the future provided by Section 382 of the Internal Revenue Code of 1986, as amended, as well as similar state and foreign provisions. These ownership changes may limit the amount of the NOL and tax credit carryforwards that can be utilized annually to offset future taxable income. The Company has not completed a study to assess whether a change of control has occurred due to the significant complexity and cost associated with such study and that there could be additional changes in control in the future. If the Company has experienced a change of control, utilization of the Company’s NOL and tax credit carryforwards would be subject to an annual limitation under Section 382. Any limitation may result in expiration of a portion of the carryforwards before utilization. Any carryforwards that will expire prior to utilization as a result of such limitations will be removed from deferred tax assets with a corresponding reduction of the valuation allowance. Due to the existence of the valuation allowance, future changes in the Company’s unrecognized tax benefits will not impact the Company’s effective tax rate.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
12. Commitments and Contingencies
Leases
     The Company leases office facilities and office equipment under non-cancelable operating leases. Certain of the Company’s leases have escalation clauses. The Company’s obligations under non-cancelable lease commitments are as follows (in thousands):

Year Ending December 31,
2009	$945
2010	667
2011	383
2012	358
2013	386

$2,739

     Total rent expense for the years ended December 31, 2008 and 2007 was $1.5 million and $1.5 million, respectively.
     The Company entered into agreements to sublease office facilities in Newport Beach, California to a related party. Sublease rental income for the years ended December 31, 2008 and 2007 was $60,000 and $60,000, respectively.
Letters of Credit
     In the ordinary course of business the Company may from time to time be required to enter into letters of credit related to its insurance programs and for its travel related programs with airlines, travel providers and travel reporting agencies. As of December 31, 2008, the Company has issued $5.9 million in letters of credit related to property and casualty insurance programs which expire at various dates through 2009. As of December 31, 2008, the Company has issued the Company also has issued $0.1 million in letters of credit related to travel and event business operations which expire at various dates through 2009. The Company has a $6.0 million line of credit to support the outstanding letters of credit which is secured by a certificate of deposit in the same amount and is classified as restricted cash as of December 31, 2008.
General Claims
     The Company is subject to claims, suits and complaints, which have arisen in the ordinary course of business. In the opinion of management and its legal counsel, all matters are without merit or are of such a nature, or involve such amounts as would not have a material effect on the financial position, cash flows or results of operations of the Company.
Surety Bonds
     The Company is often required to provide surety bonds to secure its performance under construction contracts, development agreements and other arrangements. The Company’s ability to obtain surety bonds primarily depends upon its capitalization, working capital, past performance, management expertise and certain external factors, including the overall capacity of the surety market. As of December 31, 2008, the Company maintained $16.3 million in surety bonds related to its marine segment.
     The Federal Maritime Commission regulates passenger ships with 50 or more passenger berths departing from U.S. ports and requires that operators post surety bonds to be used in the event the operator fails to provide cruise services, or otherwise satisfy certain financial standards. The Company has secured a $8.7 million surety bond as security under the Federal Maritime Commission.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
Ship Incidents
     In April 2008, a fire occurred in the engine room of the Queen of the West, while the vessel was cruising between The Dalles and John Day Locks in Oregon. The fire was extinguished with no injuries to guests. The Columbia Queen was brought into service in April, earlier than originally scheduled, in order to accommodate guests while the Queen of the West was undergoing repairs. The incident sailing and eight additional sailings were cancelled. As of December 31, 2008, the Company incurred costs related to relocating passengers and crew, vessel repair costs and refund passenger deposits totaling $0.4 million which have been recorded in operations. In addition, the Company lost revenue of $2.4 million as a result of the cancellations of the nine sailings. During the third quarter of 2008, the Company received $0.4 million in insurance recoveries which was recorded as a reduction to the cruise operating expenses. The Company is in the process of seeking additional insurance related recoveries with respect to this incident but has recorded no receivables related to the estimated recoveries as of December 31, 2008.
     On May 14, 2007, the Empress of the North ran aground in Southeast Alaska. No passengers or crew were injured during the incident. The ship was in drydock for damage inspection and repairs for approximately seven initial weeks. In September 2007, the ship re-entered drydock for additional repairs for a total of four additional non-consecutive weeks. The ship ended her season on October 27, 2007 to enter her scheduled drydock layup period early in order to complete work on her propulsion system. The Queen of the West assumed operation of the remaining published itineraries of the Empress of the North. As of December 31, 2007, the Company recorded in cruise operating expenses $6.1 million in costs associated with additional ship repairs, passenger relocation and crew expenses incurred as a result of the incident. These expenses were offset by estimated insurance recoveries of $4.1 million. As of December 31, 2007, the estimated impact of this incident was $5.3 million which includes estimated lost revenues. The Company is in the process of seeking additional insurance related recoveries from the grounding; however, due to the uncertainty regarding the claims no additional amounts were recorded as expected to be received as of December 31, 2008.
     On March 24, 2006, the Empress of the North ran aground near the Washougal Upper Range on the Columbia River in Washington in order to avoid collision with a tug boat. No passengers or crew were injured during the grounding. The ship was in drydock for damage inspection and repairs for approximately four weeks. The ship was released and began operations on April 16, 2006. As of December 31, 2006, the Company recorded in cruise operating expenses $2.7 million in costs associated with ship repairs, passenger relocation and crew expenses incurred as a result of the grounding. These expenses were partially offset by insurance recoveries of $1.7 million received in the second quarter of 2006. In addition, the Company received $0.5 million related to insurance recoveries under its business interruption insurance which is recorded in other income for the year ended December 31, 2006. The Company filed a claim against the tug boat operator and was awarded $1.1 million as a settlement of the case which amount has been recorded in other income in the third quarter of 2008.
Legal Proceedings
     On February 26, 2008, the Company and several of its subsidiaries were named in a complaint by David Giersdorf, the former President of ACG in the Superior Court of Washington for King County. Mr. Giersdorf has alleged he was improperly terminated and has claimed damages which appear to be in excess of $70.0 million. Mr. Giersdorf’s claims, based on verbal agreements, include the following: (i) he left a tenured position with Holland America Line (HAL), which well-positioned him to be the President of HAL earning a multi-million dollar annual salary until retirement; (ii) he was denied the opportunity to vest in 87,500 option shares and 30,000 restricted stock grants, which should be valued at a $47 per share stock price; (iii) his assistance in acquiring Windstar Cruises and his work in the transition of its vendors and employees entitles him to approximately $54.0 million; (iv) he is owed compensation for future acquisitions; and (v) he is owed sums for reputation and emotional damage. We believe all of Mr. Giersdorf’s claims lack merit and will defend them vigorously, but are not able at this time to estimate the outcome of this proceeding.
     On October 28, 2008, the Company entered into a settlement agreement with HAL Antillen N.V., whereby the Company received on October 31, 2008, approximately $2.6 million related to a dispute that arose from the purchase of Windstar Cruises, which amount has been recorded as “Other income” in the fourth quarter ended December 31, 2008.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
13. Impairment or Disposal of Long-Lived Assets
     EN Boat, a subsidiary of the Company and owner of the Empress of the North, was unable to make its semi-annual payment on the note due July 17, 2008 and was unable to cure the payment default within the 30 day cure period. On August 15, 2008, the Company returned the Empress of the North to MARAD’s custodial control following its last sailing on August 9, 2008. As a result of the disposal of the Empress of the North, the Company wrote off $34.2 million in assets (primarily vessels) and $37.3 million in liabilities (primarily loans payable) and recorded a $3.1 million in gain on disposal for the quarter ended September 30, 2008. The default under the note will have a limited financial impact because recourse on the default is limited to the Empress of the North.
     AQ Boat, LLC, a subsidiary of the Company and owner of the American Queen, surrendered the American Queen to MARAD’s custodial control on November 15, 2008. As a result of the disposal of the American Queen, the Company wrote off $38.3 million in assets (primarily vessels) and $28.3 million in liabilities (primarily loans payable) and recorded a $10.0 million in loss on disposal for the quarter ended December 31, 2008. The Company, as the ultimate parent of AQ Boat, LLC, had guaranteed principal and interest payments on the debt assumed by AQ Boat, LLC. The Company’s limited guarantee required it to make principal payments on the debt or additional note amounting to approximately $7.3 million by February 23, 2009, in the event of default by AQ Boat, LLC. As of December 31, 2008, AQ Boat LLC had made $6.3 million in payments and the Company has accrued the remaining guaranteed payment of $0.9 million.
     In April 2008, the Company announced its intention to sell the Majestic America Line. As of December 31, 2008, the net assets of the Majestic America Line did not qualify for “held-for-sale” treatment under SFAS No. 144. The Company also determined that there was no impairment of the remaining assets of Majestic America Line as of December 31, 2008.
     In 2008 the Company recorded an impairment loss of $21.3 million due to the write-down of the assets of the Marine Group. This loss is reflected in income (loss) from discontinued operations in the accompanying financial statements. As a result of its determination that there was a more than 50% likelihood that AMG will be sold in the near term, the Company evaluated the ongoing value of the Marine Group long-lived assets and determined that they were impaired. The carrying value of the long-lived assets, including goodwill, at December 31, 2008 was $32.3 million and $18.0 million respectively. The estimated fair value of AMG was $11.0 million. Fair value was based on indications of interest received early on in the Company’s sale process, which is still ongoing. The entire carrying value of the long-lived assets, including goodwill of $2.9 million, was written down to zero at December 31, 2008. The remaining excess carrying value of $3.3 million after the write-off of goodwill and intangible assets was allocated to the remaining assets held for sale. As a result of the current global economic weakness and the Company’s announcement subsequent to the year ended December 31, 2008 that it plans to sell its non-Windstar assets including AMG in the near term, it is reasonably possible that the Company’s estimate of fair value may change in the near term resulting in the need to adjust its recorded value.
14. Stock Plans
     The Company adopted the 1995 Equity Participation Plan (the “1995 Plan”) during 1995 and amended and restated the 1995 Plan in 1998, 1999 and 2002. In 2005, the Company adopted the 2005 Incentive Award Plan (the “2005 Plan”) and amended and restated the 2005 Plan in 2007. Both the 1995 Plan and the 2005 Plan provide for the grant of stock options, awards of restricted stock, performance or other awards or stock appreciation rights to directors, employees and consultants of the Company. The maximum number of shares which may be awarded under the 1995 Plan is 2,200,000 shares. The maximum number of shares which may be awarded under the 2005 Plan is 1,200,000 shares. Under the terms of both the 1995 Plan and the 2005 Plan, options to purchase shares of the Company’s common stock are granted at a price set by the Compensation Committee of the Board of Directors, not to be less than the par value of a share of common stock and if granted as performance-based compensation or as incentive stock options, no less than the fair market value of the stock on the date of grant. The Compensation Committee establishes the vesting period of the awards. Vested options may be exercised for a period up to ten years from the grant date, as long as option holders remain employed by the Company. As of December 31, 2008, the Company had 338,735 shares available for grant under its equity option plans.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
     Stock option transactions are summarized as follows:

		Weighted-
	Number of	Average
	Shares	Exercise Price
Balance, December 31, 2006	1,131,759	14.12
Granted	278,000	14.86
Forfeited	(150,075)	17.76
Exercised	(60,626)	10.71

Balance, December 31, 2007	1,199,058	14.01
Granted	—	—
Forfeited	(164,853)	14.31
Exercised	(2,412)	8.45

Balance, December 31, 2008	1,031,793	13.98

     The total pretax intrinsic value of options exercised in 2008 was $11,000. This intrinsic value represents the difference between the fair market value of our common stock on the date of exercise and the exercise price of each option. Based on the closing price of our common stock of $0.65 on December 31, 2008, the total pretax intrinsic value of all outstanding options was $(13.8) million. The total pretax intrinsic value of exercisable options at December 31, 2008 was $(9.5) million.

		Weighted-
	Number of	Average
	Shares	Exercise Price
Options exercisable at:
December 31, 2007	711,308	12.31
December 31, 2008	776,043	12.90
     The following table summarizes information about stock options outstanding and exercisable as of December 31, 2008:

	Number			Number
	Outstanding	Wtd. Avg.		Exercisable	Wtd. Avg.
	as of	Remaining	Wtd. Avg.	as of	Exercise Price
Range of	December 31,	Contractual	Exercise	December 31,	of Exercisable
Exercise Price	2008	Life	Price	2008	Options
$2.93 - $5.85	13,694	1.0	$5.39	13,694	$5.39
5.85 - 8.78	51,607	0.6	7.66	51,607	7.66
8.78 - 11.70	121,242	0.8	9.24	121,242	9.24
11.70 - 14.63	472,250	4.5	12.74	452,000	12.70
14.63 - 17.55	255,000	8.4	14.89	78,500	14.91
17.55 - 20.48	28,000	7.3	17.97	14,000	17.97
26.33 - 29.25	90,000	7.6	27.94	45,000	27.94

	1,031,793	5.1	13.98	776,043	12.90

     In addition to the stock options above, in 2007, the Company granted restricted stock awards to certain members of executive management aggregating 95,000 shares, at $14.86 per share, representing the closing price of the shares on the date of grant. The restricted stock fully vests on the fourth anniversary of the date of grant. In 2008, the Company granted restricted stock awards to certain members of executive management aggregating 200,000 shares at $1.25 per share fully vesting on the second anniversary of the date of grant and 250,000 shares $0.79 per share fully vesting on the first anniversary of the date of grant. The per share prices of the restricted stock awards represent the closing price of the shares on the dates of grant. The Company recorded compensation expense of $0.8 million and $0.8 million related to the restricted stock grants for the year ended December 31, 2008 and 2007, respectively.

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
15. Employee Benefit Plan
     The Company has a 401(k) Profit-Sharing Plan (the “401(k) Plan”) that employees are eligible to participate in upon six months of service and 21 years of age. Employees may contribute up to 92% of their salary, subject to the maximum contribution allowed by the Internal Revenue Service. The Company’s matching contribution is discretionary based upon approval by management. Employees are 100% vested in their contributions and vest in Company matching contributions equally over four years. During the years ended December 31, 2008 and 2007, the Company contributed $71,000 and $11,000, respectively, to the 401(k) Plan.
16. Common Stock Repurchase Plan
     In November 1998, the board of directors of the Company authorized the repurchase of the Company’s common stock in the open market or through private transactions, up to $20.0 million in the aggregate. In August 2006, the Company’s board of directors authorized an additional $10.0 million for the repurchase of the Company’s common stock in the open market or through private transactions, providing for an aggregate of $30.0 million. This repurchase program is ongoing and as of December 31, 2007, the Company had repurchased 1,102,650 shares for approximately $14.0 million. In 2008, the Company made no share repurchases. In 2007, the Company repurchased 51,150 shares for $1.6 million.
17. Accumulated Other Comprehensive Income (Loss)
     The table below details the components of the accumulated other comprehensive income (in thousands):

	2008	2007
Unrealized gains (losses) on available-for-sale securities	17	8
Foreign currency translation gains	436	1,547

Total accumulated other comprehensive income	$453	$1,555

18. Earnings (Loss) Per Share
     Basic earnings (loss) per share (EPS) from continuing operations, discontinued operations and total is computed by dividing net income (loss) by the weighted average common shares outstanding. Diluted EPS includes the effect of any potential shares outstanding, which for the Company consists of dilutive stock options and shares issuable under convertible notes (“Notes”). The dilutive effect of stock options is calculated using the treasury stock method with an offset from expected proceeds upon exercise of the stock options and unrecognized compensation expense. The dilutive effect of the Notes is calculated by adding back interest expense and amortization of offering costs, net of taxes, which would not have been incurred assuming conversion. Diluted EPS for the years ended December 31, 2008 and 2007 do not include the dilutive effect of conversion of the Notes into the Company’s common shares since it would be anti-dilutive.
     The table below details the components of the basic and diluted EPS calculations (in thousands, except per share amounts):

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)

	2008	2007
Earnings (loss) per share from continuing operations:
Basic	$(2.02)	$(3.04)
Diluted	$(2.02)	$(3.04)

Earnings (loss) per share from discontinued operations:
Basic	$(1.47)	$0.42
Diluted	$(1.47)	$0.42

Earnings (loss) per share:
Basic	$(3.49)	$(2.62)
Diluted	$(3.49)	$(2.62)

Weighted-average common shares outstanding:
Basic	10,926	10,838
Diluted	10,926	10,838
     At December 31, 2008 there were 1,028,292 common shares issuable under stock options whose exercise price exceeded the Company’s average common stock price of $5.0613. At December 31, 2007 there were no stock options outstanding, whereby the exercise price exceeded the Company’s average common stock price. For the years ended December 31, 2008 and 2007, the effects of the common stock equivalent shares have been excluded from the calculation of diluted loss per share because they are anti-dilutive.
19. Business Segments
     The Company reports its continuing operations in the following business segments: (i) cruise, which includes the operations of ACG; (ii) travel and events, which includes the operations of Ambassadors; and (iii) corporate and other, which consists of general corporate assets (primarily cash and cash equivalents and investments), and other activities that are not directly related to the Company’s cruise, and travel and events operating segments. We reported our Marine Group as a business segment in 2007 and 2008 as well as included our reinsurance business within the corporate segment. Following the determination that the Marine Group and reinsurance would be reported as discontinued operations as described above, our segment reporting has now been updated to exclude the Marine Group and reinsurance.
     Selected financial information related to these segments is as follows (in thousands):

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)

		Travel	Corporate
	Cruise	and Events	and Other	Total
2008
Revenues	$150,995	$14,941	$—	$165,936
Operating income (loss) from continuing operations (as restated)	(19,136)	2,635	(3,560)	(20,061)
Depreciation and amortization expense	(12,934)	(282)	(250)	(13,466)

Interest and dividend income	39	123	557	719
Interest expense	(1,759)	—	(6,509)	(8,268)
Provision for income taxes	18	1,040	(1,005)	53

Capital expenditures for property, vessels, equipment and intangible assets	(2,664)	(89)	(15)	(2,768)
Goodwill	—	6,275	—	6,275
Other intangibles, net	7,282	—	—	7,282
Total assets	155,132	8,921	15,710	179,763
2007
Revenues	154,394	14,511	—	168,905
Operating income (loss) from continuing operations	(24,045)	1,467	(5,979)	(28,557)
Depreciation and amortization expense	(9,668)	(265)	(114)	(10,047)

Interest and dividend income	963	486	1,274	2,723
Interest expense	(4,059)	—	(4,436)	(8,495)
Provision (benefit) for income taxes	(2,977)	3,657	(1,454)	(774)

Capital expenditures for property, vessels, equipment and intangible assets	(20,019)	(297)	(872)	(21,188)
Goodwill	—	6,275	—	6,275
Other intangibles, net	8,431	—	—	8,431
Total assets	251,196	12,453	46,478	310,127

Ambassadors International, Inc.
Notes to Consolidated Financial Statements — (Continued)
20. Subsequent Events (unaudited)
     In February 2009, the Company announced its plans to sell non-Windstar assets including marine, travel and events and insurance divisions and operate solely as a cruise company through the international cruise operations of Windstar Cruises. This announcement was in addition to the company’s announcement in April 2008 that it intended to sell Majestic America Line. The Company expects to sell its non-Windstar Cruises assets within a year of the announcement. On February 11, 2009, the Company determined the “Plan of Sale” criteria in SFAS No. 144 had been met. In February 2009, the Company also announced that it plans to move its corporate headquarters from Newport Beach, California to its facility in Seattle, Washington.
     At December 31, 2008, the Company was in violation of certain financial covenants under a working line of credit with Bank of the Pacific. The Company received a letter from Bank of the Pacific on March 23, 2009, notifying the Company of non-compliance and a demand for payment was made. Upon negotiations with the bank, the Company was able to obtain a waiver of the violation of the covenants until April 9, 2009. On April 13, 2009, the Company received a notice of payoff pursuant to which Bank of the Pacific exercised its right of setoff whereby the outstanding debt of approximately $1.0 million under the working line of credit was fully repaid utilizing funds in the Company’s account maintained at the bank.
     The Company also has a $1.6 million note payable with Bank of Pacific with a maturity date of May 10, 2010 secured by property. Due to the default under the working line of credit with Bank of Pacific described above, the Company is subject to a cross default under the note payable. Accordingly, the full amount of the obligation has been presented as a current maturity in the accompanying financial statements.
     The Company did not make a $1.8 million scheduled interest payment due and payable on April 15, 2009 on our 3.75% senior convertible notes. The Company has until May 15, 2009, to cure this default on its 3.75% senior convertible notes, at which time an event of default will occur and the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding notes may declare the principal and accrued and unpaid interest on all the outstanding notes to be due and payable immediately. Although there can be no assurances that the Company will satisfy the scheduled interest obligation prior to May 15, 2009, it is management’s current intent to cure the default prior to that date.
     The Company recorded a $14 million impairment related to Majestic America Line assets as of June 30, 2009. During the financial statement close process for the third quarter of fiscal 2009, the Company has determined, due to events that occurred during the third quarter that it is necessary to record an additional impairment charge of approximately $4 million related to its Majestic America Line assets and an impairment charge of approximately $28 million related to its Windstar Cruise assets.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-Q

☑	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended June 30, 2009
OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from                      to
Commission file number: 0-26420

AMBASSADORS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	91-1688605
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)
2101 4th Avenue, suite 210
Seattle, Washington 98121
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (206) 292-9606

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑ No ☐
Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐ No ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller Reporting Company ☑
(Do not check if a smaller reporting company)
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☑
The number of shares of the registrant’s Common Stock outstanding as of August 7, 2009 was 11,173,267.

AMBASSADORS INTERNATIONAL, INC.
FORM 10-Q QUARTERLY REPORT

PART I — FINANCIAL INFORMATION
Item 1. Financial Statements.
Ambassadors International, Inc.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)

	June 30,	December 31,
	2009	2008
	(unaudited)

Assets:
Current assets:
Cash and cash equivalents	$5,484	$10,105
Restricted cash	15,592	16,625
Accounts and other receivables, net of allowance of $42 at June 30, 2009 and $20 at December 31, 2008	1,195	2,367
Inventory	1,405	1,839
Prepaid costs and other current assets	4,522	3,522
Assets held for sale	5,706	28,593

Total current assets	33,904	63,051
Property, vessels and equipment, net	110,852	130,461
Goodwill	—	6,275
Deferred income taxes	746	746
Other intangibles, net	7,282	7,282
Other assets	1,110	541

Total assets	$153,894	$208,356

Liabilities:
Current liabilities:
Accounts payable	$13,019	$15,663
Passenger and participant deposits	15,873	17,221
Accrued expenses	4,669	11,186
Current portion of long term debt	948	948
Deferred income taxes	746	746
Liabilities related to assets held for sale	3,888	14,978

Total current liabilities	39,143	60,742
Long term debt net of discount of $8,851 at June 30, 2009 and $12,436 at December 31, 2008, respectively	88,149	86,679

Total liabilities	127,292	147,421

Commitments and contingencies (Note 11)
Stockholders’ equity:
Preferred stock, $.01 par value; 2,000,000 shares authorized; none issued	—	—
Common stock, $.01 par value; 40,000,000 shares authorized; 11,173,267 shares issued and outstanding at June 30, 2009 and December 31, 2008, respectively	109	108
Additional paid-in capital	110,823	111,246
Accumulated deficit	(84,331)	(50,872)
Accumulated other comprehensive income	1	453

Total stockholders’ equity	26,602	60,935

Total liabilities and stockholders’ equity	$153,894	$208,356

The accompanying notes are an integral part of these condensed consolidated financial statements.

Ambassadors International, Inc.
Condensed Consolidated Statements of Operations (unaudited)
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Revenues:
Passenger ticket revenue	$11,529	$38,009	$23,981	$56,766
Onboard and other cruise revenue	2,524	6,426	5,473	11,672
Travel, incentive and event related	192	4,607	1,948	8,334

	14,245	49,042	31,402	76,772

Costs and operating expenses:
Cruise operating expenses:
Compensation and benefits	2,147	8,639	4,181	13,250
Passenger expenses	672	2,983	1,775	4,363
Materials and services	5,822	16,998	12,430	27,119
Repairs and maintenance	2,161	3,721	3,831	5,950
Commissions and other cruise operating expenses	1,192	3,849	2,323	6,355

	11,994	36,190	24,540	57,037
Selling and tour promotion	2,312	2,617	4,162	9,033
General and administrative	2,842	8,342	5,984	17,764
Impairment charge	14,000	—	16,684	—
Depreciation and amortization	2,703	3,665	5,461	6,879

	33,851	50,814	56,831	90,713

Operating loss from continuing operations	(19,606)	(1,772)	(25,429)	(13,941)

Other income (expense):
Interest and dividend income	19	237	44	539
Interest expense	(1,684)	(2,122)	(3,333)	(4,668)
Other, net	135	(97)	406	535

	(1,530)	(1,982)	(2,883)	(3,594)

Loss from continuing operations before income taxes	(21,136)	(3,754)	(28,312)	(17,535)
Income tax provision (benefit)	(194)	9	(191)	4

Loss from continuing operations	(20,942)	(3,763)	(28,121)	(17,539)
Income (loss) from discontinued operations, net of tax (Note 2)	(1,105)	842	(5,338)	2,107

Net loss	$(22,047)	$(2,921)	$(33,459)	$(15,432)

Earnings (loss) per share from continuing operations:
Basic	$(1.92)	$(0.35)	$(2.53)	$(1.61)
Diluted	$(1.92)	$(0.35)	$(2.53)	$(1.61)

Weighted-average common shares outstanding:
Basic	10,918	10,891	11,117	10,889
Diluted	10,918	10,891	11,117	10,889
(continued on next page)
The accompanying notes are an integral part of these condensed consolidated financial statements.

Ambassadors International, Inc.
Condensed Consolidated Statements of Operations (unaudited) (continued from previous page)
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Earnings (loss) per share from discontinued operations:
Basic	$(0.10)	$0.08	$(0.48)	$0.19
Diluted	$(0.10)	$0.08	$(0.48)	$0.19

Weighted-average common shares outstanding:
Basic	10,918	10,891	11,117	10,889
Diluted	10,918	11,142	11,117	11,148

Earnings (loss) per share:
Basic	$(2.02)	$(0.27)	$(3.01)	$(1.42)
Diluted	$(2.02)	$(0.27)	$(3.01)	$(1.42)

Weighted-average common shares outstanding:
Basic	10,918	10,891	11,117	10,889
Diluted	10,918	10,891	11,117	10,889
The accompanying notes are an integral part of these condensed consolidated financial statements.

Ambassadors International, Inc.
Condensed Consolidated Statements of Cash Flows (in thousands) (unaudited)

	Six Months Ended
	June 30,
	2009	2008

Cash flows from operating activities:
Net loss	$(33,459)	$(15,432)
Less: Income (loss) from discontinued operations	(5,338)	2,107

Loss from continuing operations	(28,121)	(17,539)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	5,461	6,879
Amortization of debt discount and offering costs	1,503	1,412
Gain on disposal of fixed assets	(9)	—
Share-based compensation expense (benefit)	(427)	745
Impairment Loss	16,684	—
Unrealized (gain) loss on investments	(9)	2
Change in assets and liabilities, net of effects of business acquisitions and dispositions:
Accounts and other receivables	(378)	(2,427)
Inventory	434	(899)
Prepaid costs and other current assets	(1,079)	(4,611)
Other assets	(579)	145
Accounts payable and accrued expenses	(7,840)	2,955
Passenger and participant deposits	2,322	11,835
Discontinued operations	7,688	2,662

Net cash (used in) provided by operating activities	(4,350)	1,159

Cash flows from investing activities:
Restricted cash	1,033	(10,337)
Purchase of property, vessels and equipment	(153)	(2,053)
Proceeds from sale of divisions	500	—
Discontinued operations	(1,699)	986

Net cash used in investing activities	(319)	(11,404)

Cash flows from financing activities:
Proceeds from exercise of stock options	—	21
Payments on long term debt	—	(1,663)
Discontinued operations	48	(451)

Net cash used in financing activities	48	(2,093)

Net decrease in cash and cash equivalents	(4,621)	(12,338)
Cash and cash equivalents, beginning of period	10,105	21,998

Cash and cash equivalents, end of period	$5,484	$9,660

The accompanying notes are an integral part of these condensed consolidated financial statements.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
1.	Description of the Company and Basis of Presentation
The Company
Ambassadors International, Inc. (the “Company”) was founded in 1967 as a travel services company incorporated in Washington and reincorporated in Delaware in 1995. The Company historically operated through wholly-owned subsidiaries, including: (i) Ambassadors, LLC (“Travel and Events”), which commenced operations in 1996; (ii) Cypress Reinsurance, Ltd (“Cypress Re”), which commenced operations in 2004; (iii) Ambassadors Marine Group, LLC (“AMG” or the “Marine Group”), which commenced operations in 2006; and (iv) Ambassadors Cruise Group, LLC (“ACG”), which commenced operations in 2006. ACG formed a wholly-owned subsidiary, Ambassadors International Cruise Group, LLC (“AICG”) which acquired Windstar Sail Cruises Limited (“Windstar Cruises”) in April 2007.
During the first half of 2009, the Company’s continuing operations consisted of the following business segments: (i) cruise, which includes the operations of Windstar Cruises and Majestic American Line, (ii) Travel and Events, and (iii) corporate and other, which consists of general corporate assets and liabilities. Prior to 2009, the Company operated in the marine segment that included the operations of AMG, and also operated Cypress Re in the corporate and other segment. In the first quarter of 2009, the Company announced its intention to sell all non-Windstar assets, including the Marine Group and Cypress Re. As of March 31, 2009, the Company determined that the Marine Group and Cypress Re qualified for the “held-for-sale” treatment under Statement of Financial Accounting Standard (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”) and in May 2009, the Company sold AMG. The Company is actively conducting marketing activity to sell the Cypress Re division and has no revenues associated with Cypress Re operations during 2009. Accordingly, the operations of Marine Group and Cypress Re are shown as discontinued operations in the accompanying financial statements. The assets and liabilities of Cypress Re and the assets and liabilities of AMG prior to AMG’s sale are classified as “held for sale”, (see Note 2 “Discontinued Operations”). SFAS No. 144 provides that if the discontinued operations had been a reportable segment, the Company is not required to disclose information about this discontinued segment as required by SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information.”
•	Cruise — This segment operates the Windstar Cruises brand within ACG. ACG, through its wholly-owned subsidiary, AICG, acquired Windstar Cruises, an international-flagged small luxury ship cruise line that operates a three-ship fleet that includes the 312-passenger Wind Surf, 148-passenger Wind Spirit, and 148-passenger Wind Star. The Company’s 2009 Windstar Cruises schedule includes destinations in the Greek Isles, Caribbean Islands and Costa Rica and cruises on the Mediterranean, the Adriatic, and the Panama Canal.
The Company formerly operated Majestic America Line, a domestic provider of overnight passenger cruises along inland rivers and coastal waterways of North America. In April 2008, the Company announced its intention to sell the vessels of the Majestic America Line. The Company originally operated seven U.S.-flagged cruise ships. On August 15, 2008 and on November 21, 2008, the Company surrendered possession of the Empress of the North and American Queen®, respectively, to the United States through the Department of Transportation Maritime Administration (“MARAD”). As of June 30, 2009, the net assets of the Majestic America Line did not qualify for “held-for-sale” treatment under SFAS No. 144. The Company determined that there was an impairment of the carrying value of the remaining five vessels of Majestic America Line as of June 30, 2009. See Note 3 “Impairment.”.
•	Travel and Events — Operating under the Ambassadors, LLC brand, this segment develops and manages meetings and incentive programs for corporate clients utilizing incentive travel, merchandise award programs and corporate meeting management services. Through March 31, 2009, it also provided a comprehensive hotel reservation, registration and travel services for meetings, conventions, expositions and trade shows referred to as “Housing.” In February 2009, the Company announced its intention to sell the Travel and Events business. As of March 31, 2009, the Company evaluated the recoverability of goodwill related to its travel and events segment and recorded an impairment charge of $2.7 million. On April 16, 2009, certain assets of Housing were sold and the buyer assumed certain liabilities associated with the division. Housing comprised the majority of Travel and Events’ revenue and earnings. The Company will complete all scheduled programs associated with the residual business throughout 2009. After the completion of the scheduled events, the Company will exit the business in an orderly fashion.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
Liquidity
Due to the global downturn in the economy, specifically the decrease in vacationer’s discretionary spending and the direct impact this has on the reduction in discretionary consumer spending, the Company is seeking additional financing sources, including renegotiations of existing debt obligations. The Company’s ability to continue as a going concern is subject to the Company’s ability to obtain additional sources of cash, which can include the sale of non Windstar assets, new financing or restructuring of existing debt. If the Company is not able to sell non-Windstar assets, raise additional financing and/or renegotiate existing debt obligations in order to raise funds for operations, the Company could be forced to curtail certain of its operations that could be harmful to the results of operations and future prospects. The accompanying consolidated financial statements are prepared assuming that the Company will continue as a going concern and contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business.
Seasonality
The majority of the Company’s operating revenues relate to the cruise segment and are recognized in the second and third quarters of each fiscal year, which coincides with the highest sales volume for the cruise operations for Windstar Cruises.
Basis of Presentation
The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three and six month period ended June 30, 2009 are not necessarily indicative of the results that may be expected for the year ending December 31, 2009 or any other future periods. Subsequent events were evaluated through August 14, 2009 the date these financial statements were issued.
The condensed consolidated balance sheet at December 31, 2008 has been derived from the audited consolidated financial statements at that date but does not include all of the information and footnotes required by GAAP for complete financial statements. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s annual report on Form 10-K for the year ended December 31, 2008.
Reclassifications
Certain reclassifications of prior year amounts have been made to conform to the current year presentation. The reclassifications consist primarily of amounts related to discontinued operations presentation and a $3.3 million reclassification of prepaid income taxes to taxes payable.
In addition, all prior period information has been retrospectively adjusted to reflect the impact of the adoption of Financial Accounting Standards Board (“FASB”) Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments that May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (“FSP APB 14-1”).
Fair Value Measurements
Effective January 1, 2008, the Company implemented the requirements of SFAS No. 157, Fair Value Measurements (“SFAS No. 157”) for its financial assets and liabilities. SFAS No. 157 refines the definition of fair value, expands disclosure requirements about fair value measurements and establishes specific requirements as well as guidelines for a consistent framework to measure fair value. SFAS No. 157 defines fair value as the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants. Further, SFAS No. 157 requires the Company to maximize the use of observable market inputs, minimize the use of unobservable market inputs and disclose in the form of an outlined hierarchy the details of such fair value measurements.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
The Company measures fair value using a set of standardized procedures that are outlined herein for all financial assets and liabilities which are required to be measured at fair value. When available, the Company utilizes quoted market prices from an independent third party source to determine fair value and classifies such items in Level 1. In some instances where a market price may be available, but in an inactive or over-the-counter market where significant fluctuations in pricing could occur, the Company would consistently choose the dealer (market maker) pricing estimate and classify the financial asset or liability in Level 2.
If quoted market prices or inputs are not available, fair value measurements are based upon methodologies that utilize current market or independently sourced market inputs,. Items valued using such internally-generated valuation techniques are classified according to the lowest level input that is significant to the fair value measurement. As a result, a financial asset or liability could be classified in either Level 2 or 3 even though there may be some significant inputs that are readily observable. Internal models and techniques used by the Company include discounted cash flow and Black-Scholes-Merton option valuation models. The adoption of SFAS No. 157 did not have a material impact on the Company’s consolidated financial position or results of operations.
On February 12, 2008, the FASB amended the implementation of SFAS No. 157 related to non-financial assets and liabilities until fiscal periods beginning after November 15, 2008. The Company adopted SFAS No. 157 for non-financial assets and liabilities beginning on January 1, 2009. The adoption of SFAS No. 157 related to non-financial assets and liabilities did not have a material impact on the Company’s consolidated financial position or results of operations.
Restricted Cash
The Company’s restricted cash consisted of (in thousands):

	June 30,	December 31,
	2009	2008

Restricted cash to secure credit card processing	$9,611	$10,644
Restricted cash to secure letters of credit	5,981	5,981

Balance	$15,592	$16,625

The Company’s cruise passenger deposits are primarily received through credit card transactions. At June 30, 2009 and December 31, 2008, the Company had $9.6 million and $10.6 million, respectively, of restricted cash held by banks in cash equivalents in order to secure it’s processing of passenger deposits through credit cards. The restricted amounts are negotiated between the Company and the bank based on a percentage of the expected future volume of credit card transactions within a standard twelve-month period. Additionally, the Company’s restricted cash included $6.0 million in certificates of deposit that secured letters of credit related to Cypress Re. See Note 12 “Subsequent Events.”
Revenue Recognition
The Company recognizes revenue in accordance with GAAP, including SEC Staff Accounting Bulletin No. 104, “Revenue Recognition,” and EITF 99-19, “Reporting Revenue Gross as a Principal Versus Net as an Agent.” The Company recognizes revenue when persuasive evidence of an arrangement exists, the service fee is fixed or determinable, collectability is reasonably assured and delivery has occurred.
Passenger Ticket Revenue and Onboard and Other Cruise Revenues
The Company records passenger ticket revenue net of applicable discounts and recognizes passenger ticket revenue and related costs of revenue when the cruise is completed. The Company generally receives from its customers a partially refundable deposit within one week of booking a tour, with the balance typically remitted 90 days prior to the departure date. If customers cancel their trip, the nonrefundable portion of their deposit is recognized as revenue on the date of cancellation. Passenger revenue representing travel insurance purchased at the time of reservation is recognized upon the completion of the cruise or passenger cancellation, whichever is earlier and the Company’s obligation has been met. Onboard and other cruise revenue consisting of beverage and souvenir sales and optional shore excursions are deferred and recognized as revenue when the cruise is completed.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
Travel, Incentive and Event Related
The Company bills customers, in advance, and the cash received is recorded as a participant deposit. The Company pays for certain direct program costs such as airfare, hotel and other program costs in advance of travel, which are recorded as prepaid program costs. Program revenue and related costs are recognized after the event is complete and the Company has met its obligations under the contract. This revenue is reported on a net basis, reflecting the net effect of gross billings to the client less any direct program costs.
The Company recognizes revenue from hotel reservation, registration and related travel services when the convention operates. Revenue from the sale of merchandise is recognized when the merchandise is shipped, the service has been provided or when the redemption periods have expired. The Company defers revenue from prepaid, certificate-based merchandise incentive programs until the Company’s obligations are fulfilled. These revenues are reported on a net basis, reflecting the net effect of gross billings to the client less any direct program or merchandise costs.
Property, Vessels and Equipment
Property, vessels and equipment are stated at cost, net of accumulated depreciation. The Company expenses the cost of maintenance and repairs that do not improve or extend the lives of the respective assets when incurred. Major additions and betterments are capitalized. The Company’s ships are capitalized and depreciated using the straight-line method over the expected useful life ranging up to 30 years, net of a residual value that generally is approximately 15%. Ship replacement parts are capitalized and depreciated upon being placed in service. Office equipment is capitalized and depreciated using the straight-line method over the expected useful life of the equipment, ranging up to 10 years. Leasehold improvements are amortized using the straight-line method over the lesser of the expected useful life of the improvement or the term of the related lease.
The Company performs reviews for the impairment of property, vessels and equipment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When property, vessels and equipment are sold or retired, the Company removes the related cost and accumulated depreciation from the accounts and recognizes any gain or loss in the statement of operations. Judgments and estimates made related to property, vessels and equipment are affected by factors such as economic conditions, changes in resale values and changes in operating performance. This process requires the use of estimates and assumptions, which are subject to a high degree of judgment. If these assumptions change in the future, the Company may be required to record impairment charges for these assets.
Long-lived Assets including Intangible Assets
Goodwill and intangible assets with indefinite useful lives are tested for impairment at least annually or sooner whenever events or changes in circumstances indicate that they may be impaired. The Company’s management evaluates recoverability using both subjective and objective factors. Subjective factors include the evaluation of industry and product trends and the Company’s strategic focus. Objective factors include management’s best estimates of projected future earnings and cash flows. The Company uses a discounted cash flow model to estimate the fair market value of each of its reporting units when it tests goodwill for impairment. Assumptions used include growth rates for revenues and expenses, investment yields on deposits, any future capital expenditure requirements and appropriate discount rates. The Company established reporting units based on its current reporting structure. For purposes of testing goodwill for impairment, goodwill was allocated to these reporting units to the extent it related to each reporting unit. Intangible assets with finite lives are tested for impairment using an undiscounted cash flow model. The Company amortizes its acquired intangible assets with finite lives over a period ranging from five to 20 years.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
Income Taxes
The Company accounts for income taxes in accordance with the provisions of SFAS No. 109, “Accounting for Income Taxes” (“SFAS No. 109”), which requires an asset and liability approach that requires the recognition of deferred tax assets and deferred tax liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. At June 30, 2009 and December 31, 2008, the net deferred domestic tax asset is subject to a 100% valuation allowance.
Drydocking
The Company capitalizes drydocking costs as incurred and amortizes such costs over the period to the next scheduled drydock. The Company believes that the deferral method provides a better matching of revenues and expenses. Drydocking costs are included in prepaid and other current assets and in long term assets in the accompanying balance sheet and are amortized over the cruising season between scheduled drydockings. As of June 30, 2009, the Company had approximately $2.6 million in unamortized drydock costs, all related to Windstar Cruises, which relate to the 2009 season and beyond, of which, approximately $1.6 million is included in prepaid costs and other current assets and approximately $1.0 million is included in other long term assets in the accompanying balance sheet and will be amortized over the period to the next scheduled drydock.
Accounting for Stock Options
The following table details the stock-based compensation costs included in general and administrative expense (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Compensation cost related to stock options	$295	$174	$369	$394
Compensation cost related to restricted stock	47	151	(776)	351

Total stock-based compensation costs	$342	$325	$(407)	$745

As of June 30, 2009, total unrecognized compensation cost related to nonvested stock-based compensation arrangements granted under the stock option plans expected for the remainder of 2009 and in future years through 2011, respectively, were approximately $0.1 million and $0.1 million. This expected cost does not include the impact of any future stock-based compensation awards. During the six months ended June 30, 2009 and 2008, there were no grants of stock options or restricted stock and 0 and 2,412 common shares, respectively, were issued from exercise of stock options. During the six months ended June 30, 2009 cancellations of unvested restricted stock due to employee terminations resulted in $0.8 million credit to compensation expense.
Recent Accounting Pronouncements
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities — An Amendment of FASB Statement No. 133 (“SFAS 161”), which requires enhanced disclosures about an entity’s derivative and hedging activities in order to improve the transparency of financial reporting. SFAS 161 amends and expands the disclosure requirements of SFAS No. 133, Accounting for Derivative Instruments and Hedge Activities (“SFAS 133”) to provide users of financial statements with an enhanced understanding of (i) how and why an entity uses derivative instruments; (ii) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (iii) how derivative instruments and related hedged items affect an entity’s financial position, results of operations, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. On January 1, 2009, the Company adopted SFAS 161, which did not have a material effect on the Company’s financial position, results of operations or cash flows.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
In April 2009, the FASB issued Staff Position No. FAS 107-1 and APB 28-1, Interim Disclosures about Fair Value of Financial Instruments (“FSP FAS 107-1” and “APB 28-1”), which requires publicly traded companies to include in their interim financial reports certain disclosures about the carrying value and fair value of financial instruments previously required only in annual financial statements and to disclose changes in significant assumptions used to calculate the fair value of financial instruments. FSP FAS 107-1 and APB 28-1 is effective for all interim reporting periods ending after June 15, 2009, with early adoption permitted for interim reporting periods ending after March 15, 2009. The Company does not expect adoption of FSP FAS 107-1 and APB 28-1 will have a material impact on the Company’s consolidated financial statements.
In May 2008, the FASB issued FSP APB 14-1, which clarifies the accounting for convertible debt instruments that may be settled fully or partially in cash upon conversion. FSP APB 14-1 requires entities to separately measure and account for the liability and equity components of qualifying convertible debt and amortize the value of the equity component to interest cost over the estimated life of the convertible debt instrument. By amortizing the value of the equity component, an entity will effectively recognize interest cost at its non-convertible debt borrowing rate. FSP APB 14-1 also requires re-measurement of the liability and equity components upon extinguishment of a convertible debt instrument, which may result in a gain or loss recognized in the financial statements for the extinguishment of the liability component. FSP APB 14-1 requires retrospective application for all instruments that were outstanding during any periods presented. FSP APB 14-1 became effective for fiscal years beginning after December 15, 2008. The Company adopted FSP APB 14-1 on January 1, 2009 and the adoption impacted both current year and historical accounting for the Company’s 3.75% Convertible Senior Notes due 2027 resulting in a $1.2 million increase in interest expense for the six month period ended June 30, 2009, and a $1.1 million increase in interest expense for the six month period ended June 30, 2008. The adoption also resulted in a $12.1 million increase in additional paid-in capital, a $8.4 million net reduction in long-term convertible notes, a $25,000 increase in prepaid assets, a $3.3 million increase in deferred tax liabilities, a $3.3 million decrease in deferred tax valuation allowance, and a $3.7 million increase in accumulated deficit as of January 1, 2009. The impact on basic and diluted earnings per share for each of the three and six month periods ended June 30, 2009 and 2008 was a reduction of $0.05 and $0.10, respectively.
In May 2009, the FASB issued SFAS No. 165, Subsequent Events (“SFAS 165”), which provides guidance on the recognition and disclosure of events that occur after the balance sheet date but before financial statements are issued. The Company adopted SFAS 165 as of June 30, 2009. The adoption of SFAS 165 did not have an impact on the Company’s financial position, results of operation, or cash flows.
In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 (“SFAS 168”). The new statement modifies the U.S. generally accepted accounting principles hierarchy created by SFAS No. 162 The Hierarchy of Generally Accepted Accounting Principles by establishing only two levels of GAAP: authoritative and non-authoritative. This is accomplished by authorizing the FASB Accounting Standards Codification (“Codification”) to become the single source of authoritative U.S. accounting and reporting standards, except for rules and interpretive releases of the SEC under authority of the federal securities laws, which are sources of authoritative GAAP for SEC registrants. SFAS 168 is effective for financial statements for interim and annual periods ending after September 15, 2009. All existing accounting standard documents are superseded and all other accounting literature not included in the Codification is considered non-authoritative. The Company does not anticipate the adoption of SFAS 168 will have a material effect on the Company’s financial position, results of operation, or cash flows.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
2.	Discontinued Operations
On February 11, 2009, the Company announced its plans to sell the Company’s non-Windstar Cruise assets including Travel and Events, Marine Group, Cypress Re and Majestic America Line divisions and to position itself as a cruise company solely addressing the international small luxury cruise ship segment of the market. As of June 30, 2009, the remaining assets and liabilities of Travel and Events and Majestic America Line divisions did not qualify for the “held for sale” treatment pursuant to SFAS No. 144, and therefore the results of their operations are included in continuing operations. As of January 1, 2009, the assets and liabilities of Marine Group and Cypress Re qualified for “held for sale” treatment pursuant to SFAS No. 144, and on May 13, 2009, the Marine Group was sold. The results of the operations of these two divisions are presented as discontinued operations. Summarized operating results for discontinued operations are as follows (in thousands):

	Six Months Ended	Six Months Ended
	June 30, 2009	June 30, 2008
Revenue from discontinued operations	$23,732	$60,671

Income (loss) from discontinued operations before taxes	(4,947)	2,018
Income tax (expense) benefit	(391)	89

Income (loss) from discontinued operations, net of taxes	$(5,338)	$2,107

The assets and liabilities of Cypress Re are presented as “assets held for sale” and “liabilities related to assets held for sale” in the condensed consolidated balance sheet at June 30, 2009. The assets and liabilities of Marine Group and Cypress Re are presented as “assets held for sale” and “liabilities related to assets held for sale” in the condensed consolidated balance sheet at December 31, 2008. The major components are as follows (in thousands):

	June 30,	December 31,
	2009	2008
	(unaudited)
Assets held for sale
Accounts receivable, net	$—	$15,311
Costs in excess of billings	—	5,283
Insurance receivables	5,204	6,313
All other assets	502	1,686

	$5,706	$28,593

Liabilities related to assets held for sale:
Accounts payable and accrued expenses	$—	$4,137
Billings in excess of costs	—	4,253
Long term debt	—	1,927
All other liabilities, including case reserves	3,888	4,661

	$3,888	$14,978
The Company estimated the recoverability of the carrying value of the Marine Group and recorded an impairment charge of $5.0 million during the three months ended March 31, 2009, which is included in “Income (loss) from discontinued operations.” The amount of impairment was based on the difference between the estimated net sales proceeds and the carrying value of the division as of March 31, 2009.
3.	Impairment
Loss on Impairment and Fair Value Measurements
Due to a combination of factors, including the U.S. economic environment, potential sales discussions involving Cypress Re and Majestic America Line vessels and the estimated fair value of certain Majestic America Line vessels obtained via independent valuation assessments during the quarter, the Company believed that impairments may have occurred to certain Majestic America line and Cypress Re assets requiring an interim impairment analysis.
In performing its analysis of the fair value of its Majestic America Line assets in accordance with SFAS 144, the Company considered a variety of data points, including the external valuations of certain Majestic America Line vessels, its internal expertise, as well as potential sales discussions with interested buyers and the overall global economy and credit markets. Given that certain of these inputs are unobservable, management assessed the inputs to be level 3 measurements within the hierarchy established by SFAS 157. The Company determined that the carrying values of the Majestic America vessels exceeded fair value by $14.0 million, resulting in an asset write down of $14 million which loss is recorded in continuing operations.
In assessing the fair value of its Cypress Re division, the Company considered potential sales discussions with qualified buyers and the overall global and economy and credit markets and determined that the carrying value of Cypress Re exceeded its estimated fair value by $500,000. Given that certain of these fair value inputs are unobservable, management assessed the inputs to be level 3 measurements within the hierarchy established by SFAS 157. An impairment was recorded and is included in discontinued operations for the three and six months ended June 30, 2009.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
On April 16, 2009 the Company sold the majority of the assets of the Housing portion of the Travel and Events segment. The Company received $0.5 million cash at closing and in conjunction with the sale, the buyer assumed approximately $5.5 million in liabilities related to the Housing portion of Travel and Events. Based on the sales consideration received and the carrying value of the assets and liabilities related to Housing, the Company recorded impairment to goodwill of approximately $2.7 million as of March 31, 2009, which the Company has reflected as impairment loss for the six month period ended June 30, 2009 in the accompanying financial statements.
On May 13, 2009 the Company sold the stock of the Marine Group for $5 million cash, less the division’s cash on hand and selling expenses for a net $2.9 million cash proceeds. Based on the sales consideration received and the carrying value of the Marine Group, the Company recorded a loss on the sale of approximately $5.0 million as of March 31, 2009, which the Company has reflected as a component of (loss) from discontinued operations for the six month period ended June 30, 2009 in the accompanying financial statements.
SFAS 157 clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based upon assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, SFAS 157 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:
Level 1: Observable inputs (unadjusted) in active markets for identical assets and liabilities;
Level 2: Inputs other than quoted prices included within Level 1 that are either directly or indirectly observable for the asset or liability, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in inactive markets and inputs other than quoted prices that are observable for the asset or liability;
Level 3: Unobservable inputs for the asset or liability, including situations where there is little, if any, market activity or data for the asset or liability.
The Company has assessed its assets and liabilities that are measured and recorded at fair value on a non-recurring basis, within the above hierarchy and that assessment is as follows (in thousands):

		Quoted
		Prices in	Significant
	Value	Active	Other	Significant
	June 30, 2009 or	Markets for	Observable	Unobservable	Total
	last measurement	Identical Assets	Inputs	Inputs	Gains
Description	date	(Level 1)	(Level 2)	(Level 3)	(Losses)

Long-lived assets held and used
Majestic America Line	$34,150			$20,150	$(14,000)

Long-lived assets held for sale
BMI	$10,000	$5,000			(5,000)
Cypress Re	$3,284			$2,784	(500)
Goodwill	$6,275	$3,591			(2,684)

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
4.	Inventory
The Company maintains inventory of fuel, supplies, souvenirs and food and beverage products on board the Windstar vessels. Inventories are stated at the lower of cost or market, using standard costs, which approximates the first-in, first-out method. The components of inventory as of June 30, 2009 and December 31, 2008 were as follows (in thousands):

	June 30, 2009	December 31, 2008
Food, souvenirs and supplies	$1,157	$1,519
Fuel	248	320

	$1,405	$1,839

5.	Prepaid costs and other current assets
The components of prepaid costs and other current assets as of June 30, 2009 and December 31, 2008 were as follows (in thousands):

	June 30, 2009	December 31, 2008
Current portion of prepaid drydocking costs	$1,572	$1,266
Prepaid program costs	239	312
Current portion of prepaid offering costs	68	50
Deferred costs	863	—
Other prepaid costs and other current assets	1,780	1,894

	$4,522	$3,522

6.	Goodwill
In February 2009, the Company announced its intention to sell the Travel and Events business. As of March 31, 2009, the Company evaluated the recoverability of goodwill related to its travel and events segment and recorded an impairment charge of $2.7 million. This amount is included in “Impairment losses,” a component of the operating loss of the travel and events segment.

	June 30, 2009	December 31, 2008
Goodwill, beginning of the period	$6,275	$9,181
Addition to discontinued operations	—	10
Disposed in sale	(3,591)	—
Impairment	(2,684)	(2,916)

Goodwill, end of the period	$—	$6,275

7.	Long term obligations
Long term obligations as of June 30, 2009 and December 31, 2008 were as follows (in thousands):

	June 30, 2009	December 31, 2008
Guaranteed principal payment to MARAD	$948	$948
3.75% Convertible Senior Notes, net of unamortized discount and offering costs of $8,851 and $12,436, respectively	88,149	86,679

	89,097	87,627
Less: current portion	948	948

Non-current portion	$88,149	$86,679

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
Guaranteed Principal Payment
In conjunction with ACG’s acquisition of the Majestic America Line assets of the Delta Queen, the Company assumed a fixed-rate, 6.5% debt payable through 2020 guaranteed by MARAD and secured by a mortgage on the American Queen®. On November 15, 2008, the Company returned the American Queen® to MARAD’s custodial control. The Company had guaranteed principal payments on the debt assumed. At June 30, 2009, the Company had paid all guaranteed principal payments, except for $0.9 million.
3.75% Convertible Senior Notes
On April 3, 2007, the Company closed the sale of $97.0 million of 3.75% Convertible Senior Notes due 2027 (“Notes”) to Thomas Weisel Partners LLC (“Initial Purchaser”), in a private offering, pursuant to a purchase agreement dated March 28, 2007. A portion of the proceeds from the sale of the Notes was used to retire $60 million in seller financing incurred in connection with the acquisition of Windstar Cruises. The remaining proceeds were used for general corporate purposes.
The Notes are convertible into shares of the Company’s common stock at an initial conversion rate of 17.8763 shares per $1,000 principal amount of the Notes (which is equivalent to an initial conversion price of approximately $55.94 per share), subject to adjustment upon the occurrence of certain events. Interest on the Notes is payable semi-annually in arrears on April 15 and on October 15 in each year, commencing October 15, 2007. The Company may redeem the Notes in whole or in part after April 15, 2012. After April 20, 2010 and prior to April 15, 2012, the Company may redeem all or a portion of the Notes only if the price of the Company’s common stock reaches certain thresholds for a specified period of time. Holders of the Notes may require the Company to purchase all or a portion of the Notes, in cash, on April 15, 2012, April 15, 2017 and April 15, 2022 or upon the occurrence of specified fundamental changes (as defined in the purchase agreement dated March 28, 2007). If a holder elects to convert Notes in connection with a specified fundamental change that occurs prior to April 15, 2012, the Company will in certain circumstances increase the conversion rate by a specified number of additional shares.
In connection with the issuance of the Notes, the Initial Purchaser withheld fees from the proceeds of the offering and the Company incurred debt offering costs. Both the debt discount and debt offering costs are being amortized to interest expense through the first note holder put date in April 2012 using the effective interest rate method. The Company accounts for the liability and equity components of the Notes in accordance FSP APB 14-1.
As of June 30, 2009, the carrying value of the liability component is $88.1 million with an effective interest rate of 6.85%. The difference between the carrying value of the liability component and principal amount of the Notes of $8.9 million is recorded as debt discount and is being amortized to interest expense through the first note holder put date in April 2012.
Principal payments on the Company’s debt are scheduled to be paid as follows (in thousands):

Year Ended December 31,
2009 (remaining six months)	$948
2010	—
2011	—
2012	97,000

97,948
Less: Unamortized discount and offering costs	(8,851)
Less: current portion	(948)

Non-current portion	$88,149

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
8.	Comprehensive loss
The components of comprehensive loss are as follows (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Net loss	$(22,047)	$(2,921)	$(33,459)	$(15,432)
Change in unrealized gain (loss) on foreign currency translation	(283)	397	(437)	724
Change in unrealized gain (loss) on available for sale securities	—	14	(14)	13

	$(22,330)	$(2,510)	$(33,911)	$(14,695)

9.	Earnings (Loss) Per Share
Basic earnings (loss) per share (EPS) is computed by dividing net income (loss) by the weighted average common shares outstanding. Diluted EPS includes the effect of any potential shares outstanding, which for the Company consists of dilutive stock options and shares issuable under the Notes. The dilutive effect of stock options is calculated using the treasury stock method with an offset from expected proceeds upon exercise of the stock options and unrecognized compensation expense. The dilutive effect of the Notes is calculated by adding back interest expense and amortization of offering costs, net of taxes, which would not have been incurred assuming conversion. Diluted EPS for the three months and six months ended June 30, 2009 does not include the dilutive effect of stock options and conversion of the Notes into the Company’s common shares since their inclusion would be anti-dilutive.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
The table below details the components of the basic and diluted EPS calculations (in thousands, except per share amounts):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Numerator:
Loss from continuing operations	$(20,942)	$(3,763)	$(28,121)	$(17,539)

Denominator:
Weighted-average shares outstanding — basic	10,918	10,891	11,117	10,889

Weighted-average shares outstanding — diluted	10,918	10,891	11,117	10,889

Loss per share from continuing operations:
Basic and diluted	$(1.92)	$(0.35)	$(2.53)	$(1.61)

Numerator:
Income (loss) from discontinued operations	$(1,105)	$842	$(5,338)	$2,107

Denominator:
Weighted-average shares outstanding — basic	10,918	10,891	11,117	10,889

Weighted-average shares outstanding — diluted	10,918	11,142	11,117	11,148

Earnings (loss) per share from discontinued operations:
Basic and diluted	$(0.10)	$0.08	$(0.48)	$0.19

Numerator:
Net loss	$(22,047)	$(2,921)	$(33,459)	$(15,432)

Denominator:
Weighted-average shares outstanding — basic	10,918	10,891	11,117	10,889

Weighted-average shares outstanding — diluted	10,918	10,891	11,117	10,889

Earnings (loss) per share from discontinued operations:
Basic and diluted	$(2.02)	$(0.27)	$(3.01)	$(1.42)

10.	Business Segments
In January 2008, the Company realigned its business segments into the following four business segments: (i) cruise, which included the operations of Windstar and Majestic American Line; (ii) marine, which included the operations of the Marine Group; (iii) travel and events; and (iv) corporate and other, which consisted of general corporate assets , the insurance operations of Cypress Re and other activities that were not directly related to the Company’s cruise, marine and travel and events operating segments.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
In January 2009, the marine segment qualified as a discontinued operation and in May 2009 the marine business was sold; therefore, segment information for this business is not presented for the three and six months ended June 30, 2009 or 2008 In addition, the insurance operations of Cypress Re also qualified as a discontinued operation and accordingly, information with respect to this business is presented in discontinued operations and not presented as a component of the corporate and other segment.
Summary of business segment information is as follows (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Revenue from continuing operations:
Cruise	$14,053	$44,435	$29,454	$68,438
Travel and events	192	4,607	1,948	8,334

Revenue from continuing operations	$14,245	$49,042	$31,402	$76,772

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Operating income (loss) from continuing operations:
Cruise	$(3,799)	$(1,840)	$(7,133)	$(13,233)
Majestic vessel impairment	(13,484)		(13,484)
Travel and events (1)	(283)	1,038	(3,119)	1,413
Corporate and other	(2,040)	(970)	(1,693)	(2,121)

Operating loss from continuing operations	$(19,606)	$(1,772)	$(25,429)	$(13,941)

1.	Includes $2,684 in impairment of goodwill related to Travel and events segment recorded during the three months ended March 31, 2009.
11.	Income Taxes
The Company recorded income tax benefit for the continuing operations of $0.2 million for the six months ended June 30, 2009, compared to an income expense for the continuing operations of $4,000 for the six months ended June 30, 2008. The Company currently records a full valuation allowance on its domestic deferred tax assets.
The Company and its subsidiaries are subject to U.S. federal income tax as well as income tax of multiple state and foreign jurisdictions. With a few exceptions, the Company is no longer subject to U.S. federal income tax examinations for years before 2005; state and local income tax examinations before 2004; and foreign income tax examinations before 2004.
The Company is not currently under Internal Revenue Service, state, local or foreign jurisdiction tax examinations.

Ambassadors International, Inc.
Notes to Condensed Consolidated Financial Statements (unaudited)
12.	Commitments and Contingencies
On February 26, 2008, the Company and several of its subsidiaries were named in a complaint by David Giersdorf, the former President of ACG in the Superior Court of Washington for King County. Mr. Giersdorf has alleged he was improperly terminated and has claimed damages which appear to be in excess of $70.0 million. Mr. Giersdorf’s claims, based on verbal agreements, include the following, among other things: (i) he left a tenured position with Holland America Line, which well-positioned him to be the President of this prior employer earning a multi-million dollar annual salary until retirement and (ii) his assistance in acquiring Windstar Cruises and his work in the transition of its vendors and employees entitles him to approximately $54.0 million. Subsequent to the period ended June 30, 2009, the Company and Mr. Giersdorf entered into an amicable settlement of all of Mr. Giersdorf’s claims.
13.	Subsequent Events
In July 2009, the Company cancelled certain letter of credit agreements related to the operation of Cypress Re. As a result of the reduction in the outstanding amount of letters of credit, a portion of the underlying cash collateral (presented as restricted cash at June 30, 2009) was released by the bank. Accordingly, $3.7 million cash was released to fund operations.
In July 2009, the company announced its plans to terminate the management services contract with the third party company that had managed the three Windstar Cruise vessels. Effective September 4, 2009, the Company will directly manage all aspects of the three Windstar Cruise vessels.
As noted in Note 11 above, the Company settled all claims with a former executive in August 2009.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
The following discussion of our financial condition and results of operations should be read in conjunction with the condensed consolidated financial statements and notes thereto included elsewhere in this quarterly report. This discussion contains forward-looking statements that are subject to known and unknown risks, uncertainties and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and other factors include, among others, those identified under “Cautionary Note Regarding Forward-Looking Statements” and elsewhere in this quarterly report and in our annual report on Form 10-K for the year ended December 31, 2008.
Our current cruise operations include the Windstar vessels which are international-flagged ships that sail to destinations in the Caribbean, Europe, the Americas and the Greek Isles. Windstar Cruises operates three sailing yachts including Wind Surf, Wind Spirit and Wind Star known for their ability to visit the hidden harbors and secluded coves of the world’s most treasured destinations. Carrying just 148 to 312 guests, the luxurious ships of Windstar Cruises sail to nearly 50 nations, calling at 100 ports throughout Europe, the Caribbean and the Americas.
Through our travel and events business, we provide event services and merchandise fulfillment programs to corporations, In April 2009 we sold a significant portion of the travel and events business whereby we completed an asset sale of certain assets related to the Housing portion of the business. The buyer also assumed certain liabilities related to Housing. We have retained the Events component of the business and will complete 2009 events and programs as scheduled. Following the completion of these events, our plans are to exit the Events business in an efficient and orderly fashion.
In April 2008, we announced plans to sell and cease operating the Majestic America Line, our U.S. flagged cruise ships that sailed along the inland rivers and costal waterways of North America at the conclusion of the 2008 sailing season. The vessels are currently in lay up status and will not operate in 2009 as we plan to exit the business in an orderly fashion.
In May 2009 we sold Marine Group through a stock sale for $5 million in cash proceeds. These proceeds were used to fund current operations.
For the remainder of 2009, we are focused on improving our Windstar Cruises business performance and have identified three major areas for improvement as follows:
•	Increase our sales and marketing efficiencies to drive more sales, which will enable us to scale our campaigns to a level appropriate for a company of our size;
•	Increase onboard margins and guest satisfaction by replacing and/or directly managing key onboard services;
•	Reduce operational costs by renegotiating key vendor contracts or eliminating certain third party relationships that will allow for significant direct cost savings, efficiency gain and product improvements.
Critical Accounting Policies
We prepare our consolidated financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”). The preparation of our financial statements requires us to make estimates and judgments that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and costs and expenses during the period. We evaluate our estimates and judgments, including those that affect our most critical accounting policies, on an ongoing basis. We base our estimates and judgments on historical experience and on various other factors that we believe to be reasonable under the circumstances, within the framework of current accounting literature.
The majority of our operating results will be recognized in the second and third quarters of our fiscal year which coincides with the highest sales volumes for the cruise operations. It is anticipated that annual results for our cruise operations will be lower than historic trends due to Majestic America Line not operating in 2009 and the reduction in the amount of consumer discretionary spending anticipated for the remainder of 2009. This anticipated reduction in consumer spending for the immediate future will negatively impact future revenue trends associated with our Windstar Cruises business.

The following is a list of the accounting policies that we believe require the most significant judgments and estimates, and that could potentially result in materially different results under different assumptions or conditions.
Revenue Recognition
We recognize revenue in accordance with GAAP, including SEC Staff Accounting Bulletin No. 104, “Revenue Recognition,” and EITF 99-19, “Reporting Revenue Gross as a Principal Versus Net as an Agent.” We recognize revenue when persuasive evidence of an arrangement exists, the service fee is fixed or determinable, collectability is reasonably assured and delivery has occurred.
Passenger Ticket Revenue and Onboard and Other Cruise Revenues
We record passenger ticket revenue net of applicable discounts. We recognize passenger ticket revenue and related costs of revenue when the cruise is completed. We generally receive from our customers a partially refundable deposit within one week of booking a tour, with the balance typically remitted 90 days prior to the departure date. If customers cancel their trip, the nonrefundable portion of their deposit is recognized as revenue on the date of cancellation. Passenger revenue representing travel insurance purchased at the time of reservation is recognized upon the completion of the cruise or passenger cancellation, whichever is earlier and our obligation has been met. Onboard and other cruise revenue consisting of beverage and souvenir sales and optional shore excursions are deferred and recognized as revenue when the cruise is completed.
Travel, Incentive and Event Related
The Company bills customers, in advance, and the cash received is recorded as a participant deposit. The Company pays for certain direct program costs such as airfare, hotel and other program costs in advance of travel, which are recorded as prepaid program costs. Program revenue and related costs are recognized after the event is complete and the Company has met its obligations under the contract. This revenue is reported on a net basis, reflecting the net effect of gross billings to the client less any direct program costs.
The Company recognizes revenue from hotel reservation, registration and related travel services when the convention operates. Revenue from the sale of merchandise is recognized when the merchandise is shipped, the service has been provided or when the redemption periods have expired. The Company defers revenue from prepaid, certificate-based merchandise incentive programs until the Company’s obligations are fulfilled. These revenues are reported on a net basis, reflecting the net effect of gross billings to the client less any direct program or merchandise costs.
Property, Vessels and Equipment
Property, vessels and equipment are stated at cost, net of accumulated depreciation. We expense as incurred the cost of maintenance and repairs that do not improve or extend the lives of the respective assets. We capitalize major additions and betterments. Our ships are capitalized and depreciated using the straight-line method over the expected useful life ranging up to 30 years, net of a residual value that generally is approximately 15%. Ship replacement parts are capitalized and depreciated upon being placed in service. Office equipment is capitalized and depreciated using the straight-line method over the expected useful life of the equipment, ranging up to 10 years. We amortize leasehold improvements using the straight-line method over the lesser of the expected useful life of the improvement or the term of the related lease.
We perform reviews for the impairment of property, vessels and equipment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When property and equipment are sold or retired, we remove the related cost and accumulated depreciation from the accounts and recognize any gain or loss in the statement of operations. Judgments and estimates made related to property and equipment are affected by factors such as economic conditions, changes in resale values and changes in operating performance. This process requires the use of estimates and assumptions, which are subject to a high degree of judgment. If these assumptions change in the future, we may be required to record impairment charges for these assets.
Drydocking
We capitalize drydocking costs as incurred and amortize such costs over the period to the next scheduled drydock. We believe that the deferral method provides a better matching of revenues and expenses. Drydocking costs are included in prepaid and other current assets and in long term assets in the accompanying balance sheet and are amortized over the cruising season between scheduled dry dockings.

Long-Lived Assets Including Intangibles
We test goodwill and intangible assets with indefinite useful lives for impairment at least annually or sooner whenever events or changes in circumstances indicate that they may be impaired. Management evaluates recoverability using both subjective and objective factors. Subjective factors include the evaluation of industry and product trends and our strategic focus. Objective factors include management’s best estimates of projected future earnings and cash flows. We use a discounted cash flow model to estimate the fair market value of each of our reporting units and indefinite lived intangibles when performing our impairment tests. Assumptions used include growth rates for revenues and expenses, investment yields on deposits, any future capital expenditure requirements and appropriate discount rates. We established reporting units based on our current reporting structure. For purposes of testing goodwill for impairment, we allocated goodwill to these reporting units to the extent it related to each reporting unit. We amortize intangible assets with definite lives over their estimated useful lives and review them for impairment at least annually or sooner whenever events or changes in circumstances indicate that they may be impaired. The majority of our intangible assets were assigned lives based on contract values associated with each intangible asset. We amortize our acquired intangible assets with definite lives over periods ranging from five to 20 years depending on the contract term where applicable.
Income Taxes
We account for income taxes in accordance with the provisions of SFAS No. 109, which requires an asset and liability approach that requires the recognition of deferred tax assets and deferred tax liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.
Statistical Terminology and Information for Cruise Operations
Available Passenger Cruise Days (“APCD”)
APCD’s are our measurement of capacity and represent double occupancy per cabin multiplied by the number of cruise days for the period.
Occupancy
Occupancy, in accordance with the cruise vacation industry practice, is calculated by dividing Passenger Cruise Days by APCD. A percentage in excess of 100% indicates that three or more passengers occupied some cabins.
Passenger Cruise Days
Passenger Cruise Days represent the number of passengers carried for the period multiplied by the number of days in their respective cruises.
Selected Windstar Cruises operations statistical information is as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Passengers Carried	5,165	5,727	11,621	12,838
Occupancy Percentage	73.9%	77.9%	81.1%	85.6%
Passenger Cruise Days	37,739	43,118	84,497	92,895
APCD	51,072	55,328	104,216	108,584

COMPARISON OF RESULTS FOR THE THREE MONTHS ENDED JUNE 30, 2009 TO THE THREE MONTHS ENDED JUNE 30, 2008
Revenue
Total revenue from continuing operations for the three months ended June 30 was $14.2 million, compared to $49.0 million for the three months ended June 30, 2008. For the quarter ended June 30, 2009, the decrease in revenue was primarily related to Majestic America Line which was not in operation during the current period. Our Windstar Cruises revenue decreased $5.3 million primarily due to lower number of passengers carried as a result of the current economic conditions and the overall reduction in consumer discretionary spending. Our travel, incentive and events revenue decreased $2.0 million primarily due to the sale of the Housing division in April 2009 and the wind down of the remaining business activities of the division in the current quarter.
Cruise Operating Expenses
Cruise operating expenses were $12.0 million for the three months ended June 30, 2009 compared to $36.2 million for the three months ended June 30, 2008. The decrease in cruise operating expenses is primarily due to the non-operational status of the Majestic America Line vessels.
Selling and Tour Promotion Expenses
Selling and tour promotion expenses decreased to $2.3 million for the three months ended June 30, 2009 from $2.6 million for the three months ended June 30, 2008. Due to our April 2008 decision not to operate the Majestic America vessels, we did not incur expenditures in the prior period for the 2009 sailing season. Selling and tour promotion expenses for Windstar Cruises were $2.3 million in the three months ended June 30, 2009 compared to $2.1 million in the three months ended June 30, 2008. As a percentage of total revenue, selling and tour promotion increased to 16.2% during the three months ended June 30, 2009 from 5.3% during the three months ended June 30, 2008.
General and Administrative Expenses
General and administrative (“G&A”) expenses were $2.8 million for the three months ended June 30, 2009 compared to $8.3 million for the three months ended June 30, 2008. The decrease is attributed to $3.8 million lower G&A expenses incurred by Majestic America Line and overall reduction in corporate activates related to Travel and Events and general corporate matters. As a percentage of total revenues, general and administrative expenses increased to 20.0% for the three months ended June 30, 2009 from 17.0% for the three months ended June 30, 2008.
Impairment charge
During the three months ended June 30, 2009, we recorded a non-cash impairment charge of $14 million related to the Majestic America Line vessels. The estimates of fair values used by management are based on Level 3 inputs as defined under SFAS 157. No comparable charges were recorded during the three months ended June 30, 2008.
Depreciation and Amortization
Depreciation and amortization expenses were $2.7 million for the three months ended June 30, 2009 compared to $3.7 million for the three months ended June 30, 2008. Depreciation expense during the three months ended June 30, 2009 decreased compared to the three months ended June 30, 2008 due to the reduction in the number of vessels retained in Majestic America Line.
Operating Loss
We recorded an operating loss from continuing operations of $5.6 million and a non-cash impairment charge of $14 million for a total of $19.6 million loss for the three months ended June 30, 2009, compared to $1.8 million loss for the three months ended June 30, 2008. The change is the result of the changes described above.

Other Income (Expense)
Other expense for the three months ended June 30, 2009 was $1.5 million, compared to $2.0 million for the three months ended June 30, 2008. The decrease in other expense is attributed to $0.4 million in lower interest expense due to the absence of certain Majestic America Line vessel debt in the current period.
Income Taxes
We recorded income tax benefit for the continuing operations of $0.2 million for the three months ended June 30, 2009, compared to an income tax provision of $9,000 for the three months ended June 30, 2008. In accordance with SFAS No. 109, we have established a full valuation allowance on our domestic deferred tax assets. As a result of the valuation allowance, no tax benefit was provided for the three months ended June 30, 2009 for our consolidated domestic losses.
Net Income (Loss) from Discontinued Operations
Net loss from discontinued operations for the three months ended June 30, 2009 was $1.1 million compared to net income from discontinued operations of $.8 million in the prior period. The three months ended June 30, 2009 includes an impairment charge of $.5 million related to Cypress Re based on our estimate of net realizable value of the division and includes operating results of the Marine Group only through mid May 2009 at which time the division was sold.
Net Loss
Net loss for the three months ended June 30, 2009, including a non-cash impairment charge of $14 million and a $1.1 million loss from discontinued operations, was $22.0 million, compared to $2.9 loss million for the comparable period in 2008. The change is the result of the changes described above.
COMPARISON OF RESULTS FOR THE SIX MONTHS ENDED JUNE 30, 2009 TO THE SIX MONTHS ENDED JUNE 30, 2008
Revenue
Total revenue from continuing operations for the six months ended June 30, 2009 was $31.4 million, compared to $76.8 million for the six months ended June 30, 2008. For the six months ended June 30, 2009, the decrease in revenue was primarily related to Majestic America Line which did not operated in the current period. Our Windstar Cruises revenue decreased $8.7 million primarily due to lower number of passengers carried as a result of the current economic conditions and the overall reduction in consumer discretionary spending. Our travel, incentive and events revenue decreased $6.4 million primarily due to the sale of the Housing division during the second quarter of 2009 and the wind down of the remaining programs within that division.
Cruise Operating Expenses
Cruise operating expenses were $24.5 million for the six months ended June 30, 2009 compared to $57.0 million for the six months ended June 30, 2008. The decrease in cruise operating expenses is primarily due to the non-operational status of the Majestic America Line vessels in the current reporting period.
Selling and Tour Promotion Expenses
Selling and tour promotion expenses decreased to $4.2 million for the six months ended June 30, 2009 from $9.0 million for the six months ended June 30, 2008. Due to our decision not to operate the Majestic America vessels, we did not incur expenditures for this cruise line related to the 2009 sailing season. Selling and tour promotion expenses for Windstar Cruises were $4.2 million in the six months ended June 30, 2009 compared to $3.8 million in the six months ended June 30, 2008. As a percentage of total revenue, selling and tour promotion increased to 13.4% during the six months ended June 30, 2009 from 11.8% during the six months ended June 30, 2008.

General and Administrative Expenses
G&A expenses were $5.9 million for the six months ended June 30, 2009 compared to $17.8 million for the six months ended June 30, 2008. The decrease is attributed to $7.3 million lower G&A expenses incurred by Majestic America Line, $4.5 million lower G&A expenses incurred by Travel and Events offset by $0.8 million credit in stock based compensation expense due to non-vested restricted stock forfeitures upon employee terminations. As a percentage of total revenues, general and administrative expenses decreased to 19.0.% for the six months ended June 30, 2009 from 23.1% for the six months ended June 30, 2008.
Impairment charge
During the six months ended June 30, 2009, we recorded non-cash impairment charges of $2.7 million based on our evaluation of the recoverability of goodwill related to our travel and events segment and $14 million based on our evaluation of the fair values of the remaining Majestic America Line vessels for a total non-cash charge of $167 million. No comparable charges were recorded during the six months ended June 30, 2008.
Depreciation and Amortization
Depreciation and amortization expenses were $5.5 million for the six months ended June 30, 2009 compared to $6.9 million for the six months ended June 30, 2008. Depreciation expense during the six months ended June 30, 2009 decreased compared to the six months ended June 30, 2008 due to the reduction in the number of vessels retained in Majestic America Line.
Operating Loss
We recorded an operating loss from continuing operations of $8.7 million and impairment charges of $16.7 million for a total of $25.4 million for the six months ended June 30, 2009, compared to $13.9 million for the six months ended June 30, 2008. The change is the result of the changes described above.
Other Income (Expense)
Other expense for the six months ended June 30, 2009 was $2.9 million, compared to $3.6 million for the six months ended June 30, 2008. The decrease in other expense is attributed to $1.4 million in lower interest expense due to the absence of certain Majestic America Line vessel debt, offset lower income from investments and lower property insurance recoveries. In 2008 we received $0.6 million in insurance recoveries for the Queen of the West and the Empress of the North related to incidents in 2006 and 2008, respectively, whereas in 2009 we received $0.1 million in insurance recoveries related to the 2008 Queen of the West incident.
Income Taxes
We recorded income tax benefit for the continuing operations of $0.2 million for the six months ended June 30, 2009, compared to an income tax benefit of $4,000 for the six months ended June 30, 2008. In accordance with SFAS No. 109, we have established a full valuation allowance on our domestic deferred tax assets. As a result of the valuation allowance, no tax benefit was provided for the six months ended June 30, 2009 for our consolidated domestic losses.
Net Income (Loss) from Discontinued Operations
Net loss from discontinued operations for the six months ended June 30, 2009 was $5.3 million compared to net income from discontinued operations of $2.1 million in the prior period. The six months ended June 30, 2009 includes impairment charge of $5 million related to the Marine Group based on the carrying value of the division and the ultimate sales proceeds realized upon sale in 2009. The net operating income of the Marine Group in the prior period was $2.0 million as compared to a net operating loss of $1 million in the six months ended June 30, 2009.
Net Loss
Net loss for the six months ended June 30, 2009, including non cash impairment charges of $16.7 million and $5.3 million loss from discontinued operations totaled $33.5 million, compared to $15.4 million loss during the comparable period in 2008. The change is the result of the changes described above.

Liquidity and Capital Resources
Due to the current global downturn in the economy, specifically the decrease in vacationers’ discretionary spending and the direct impact this has on the level of cruise bookings and a decrease in corporate spending on incentive programs, we will need additional sources of cash in the immediate future in order to fund operations in 2009. In February 2009, we announced our intention to sell and / or exit non-Windstar Cruises related assets and or businesses. In April 2009, we sold the Housing portion of Travel and Events and in May 2009, we sold the Marine Group. We are actively marketing Cypress Re. The remaining five Majestic vessels are currently not operating and the Company intends to evaluate our investments in these assets which may include the increase of marketing efforts for the sale of these assets in the upcoming months. Sales proceeds from these dispositions will be used to fund current operations.
In addition to the sale of assets, we are also renegotiating existing debt obligations. Based on the terms of the renegotiation of existing debt obligations, if any, our stockholders may have additional dilution. The amount of dilution could be attributed to the issuance of warrants or securities with other dilutive characteristics, such as anti-dilution clauses or price resets.
Although we are in discussions with potential buyers and other prospects for additional funds, we currently have no completed funding commitments or sale transactions for our remaining non-Windstar Cruises assets. If we are not able to sell our remaining non-Windstar Cruises assets, raise additional financing and/or renegotiate existing debt obligations in order to fund operations, we may be forced to extend payment terms with vendors where possible, and/or to suspend or curtail certain of our planned operations and possibly seek protection in bankruptcy. Any of these actions would harm our business, results of operations and future prospects could cause our debt-obligations to be accelerated and could result in potential damage to our business.
As a result of our need for additional financing and other factors, the report from our independent registered public accounting firm regarding our consolidated financial statements for the year ended December 31, 2008 includes an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. If we cease to continue as a going concern, due to lack of available capital or otherwise, you may lose your entire investment in our company.
Net cash used in operating activities for the six months ended June 30, 2009 was approximately $4.4 million, compared to net cash provided by operating activities of $1.2 million for the six months ended June 30, 2008. The change in net cash primarily relates to timing differences in the collection of current assets and the payment of current liabilities, including trade payables and accrued liabilities as well as a decrease in cash provided by passenger deposits.
Net cash used in investing activities for the six months ended June 30, 2009 was $0.3 million compared to $11.4 million for six months ended June 30, 2008. The change is primarily due to lower level of restrictions in cash holdbacks by our credit card processors related to the non-operating status of the Majestic American Line, offset by cash flows used in activities of discontinued operations. During the three months ended June 30, 2009, we pledged one Majestic American Line vessel as collateral under a credit card agreement. This action reduced the amount of cash hold back required by the processor.
In 2009, we will incur capital expenditures and costs for improvements to and maintenance of our vessels. In 2009, planned capital expenditures and dry dock projects are expected to be approximately $2.5 million for Windstar Cruises.
Net cash provided by financing activities for the six months ended June 30, 2009 was $48,000, compared to net cash used in financing activities of $2.1 million for the six months ended June 30, 2008. Activity for the six months ended June 30, 2008 included $1.7 million in principle payments on long-term debt associated with the Majestic American Line compared to $0 during the six months ended June 30, 2009.
In the ordinary course of business we may from time to time be required to issue letters of credit related to our insurance business. As of June 30, 2009, we had outstanding approximately $5.9 million in letters of credit related to property and casualty insurance programs which are scheduled to expire at various dates through 2009. We have a $6.0 million line of credit to support the outstanding letters of credit which is secured by certificate of deposits in the same amount and is classified as restricted cash as of June 30, 2009. In July 2009, we were able to reduce the amount of required letter of credit agreements which resulted in a corresponding reduction in the need for the underlying cash collateral. The line of credit was reduced to $2.2 million and we received $3.7 million in cash to fund operations.

Under Bermuda regulations, Cypress Re is required to maintain a cash position of $1.0 million or a surplus of 20% of gross written premiums or 15% of loss adjustment expense reserves, whichever is greater. As of June 30, 2009, Cypress Re maintained a surplus cash position of $1.0 million.
Our cruise passenger deposits are primarily received through credit card transactions. As of June 30, 2009, we had $9.6 million of restricted cash held by banks in cash equivalents as amounts required for secure processing of passenger deposits through credit cards. The restricted amounts are negotiated between us and the bank based on a percentage of the expected future volume of credit card transactions within a standard twelve-month period. In addition to cash held by the banks, we pledged one of the Majestic American Line vessels as collateral under a processing agreement during the three months ended June 30, 2009.
Events of Default under Debt Agreements
At December 31, 2008, we were in violation of certain financial covenants under a working line of credit with a bank related to the Marine Group. In addition we had a $1.6 million note payable with the bank with a maturity date of May 10, 2010 secured by property. Due to the default under the working line of credit with the bank, we were subject to a cross default under the note payable. In connection with the May 16, 2009 sale of the stock of the marine Group, these bank agreements and related debt balances transferred to the buyer. We have no further obligations under these bank agreements.
We are in compliance with all covenants under our 3.75% Senior Convertible Notes.
Trends and Uncertainties
The results of operations and financial position of our business may be affected by a number of trends or uncertainties that have, or that we reasonably expect could have, a material effect on income from continuing operations, cash flows and financial position. Such trends and uncertainties include the repercussions of the global economic downturn or terrorist acts, uncertainties regarding the liquidity position of the Company our acquisition of or investment in complementary businesses and significant changes in estimates for potential claims or other general estimates related to our reinsurance business. We will also, from time to time, consider the acquisition of or investment in businesses, services and technologies that might affect our liquidity requirements.
Cautionary Note Regarding Forward-Looking Statements
Statements contained in this quarterly report on Form 10-Q that are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. A forward-looking statement may contain words such as “expect,” “anticipate,” “outlook,” “could,” “target,” “project,” “intend,” “plan,” “believe,” “seek,” “estimate,” “should,” “may,” “assume,” “continue,” and variations of such words and similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. We caution you that actual outcomes and results may differ materially from what is expressed, implied, or forecast by our forward looking statements. We have based our forward-looking statements on our management’s beliefs and assumptions based on information available to our management at the time the statements are made. Such risks and uncertainties include, among others:
•	our ability to effectively and efficiently operate our cruise operations;
•	our ability to effectively and expeditiously divest Majestic America Line;
•	customer cancellation rates;
•	competitive conditions in the industry in which we operate;
•	marketing expenses;
•	extreme weather conditions;
•	the impact of new laws and regulations affecting our business;
•	negative incidents involving cruise ships, including those involving the health and safety of passengers;
•	cruise ship maintenance problems and emergency ship repairs;
•	reduced consumer demand for vacations and cruise vacations;
•	changes in fuel, food, payroll, insurance and security costs;
•	changes in relationships with certain travel providers;

•	changes in vacation industry capacity;
•	other economic and geo-political factors and other considerations affecting the travel industry;
•	changes in United States maritime tax laws;
•	potential claims related to our reinsurance business; and
•	the potentially volatile nature of the reinsurance business.
The information contained in this document is not a complete description of our business or the risks associated with an investment in our common stock. Before deciding to buy or maintain a position in our common stock, you should carefully review and consider the various disclosures we made in this report, and in our other materials filed with the Securities and Exchange Commission that discuss our business in greater detail and that disclose various risks, uncertainties and other factors that may affect our business, results of operations or financial condition. In particular, you should review our annual report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission and the “Risk Factors” we included in that report.
Any of the factors described above could cause our financial results, including our net income or loss or growth in net income or loss to differ materially from prior results, which in turn could, among other things, cause the price of our common stock to fluctuate substantially.
We disclaim any obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 3. Quantitative and Qualitative Disclosures About Market Risk.
Not applicable.
Item 4. Controls and Procedures.
Not applicable.
Item 4T. Controls and Procedures.
Evaluation of Disclosure Controls and Procedures
We maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in our Securities Exchange Act of 1934 reports is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure. In designing and evaluating the disclosure controls and procedures, management recognized that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management necessarily was required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures. Our disclosure controls and procedures are designed to provide a reasonable level of assurance of reaching our desired disclosure control objectives. Also, we have investments in certain unconsolidated entities. As we do not control or manage these entities, our disclosure controls and procedures with respect to such entities are necessarily substantially more limited than those we maintain with respect to our consolidated subsidiaries.
As required by Securities and Exchange Commission Rule 13a-15(b), we carried out an evaluation, under the supervision and with the participation of management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the quarter covered by this report. Based on the foregoing, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective at the reasonable assurance level as of June 30, 2009.

Changes in Internal Control Over Financial Reporting
The Company experienced changes in its internal control environment during the quarter ended June 30, 2009. Management does not believe these changes affect our internal control over financial reporting, as defined in Rules 13a-15(f) and 15d-15(f) under the Securities Exchange Act of 1934. The changes were primarily driven by changes in our consolidated structure due to the sale of operating divisions and the non-operational status of the Majestic American Line. As a result of these changes, the number of key controls and processes required for financial reporting has been reduced. Other changes in our internal control environment are attributable to changes in personnel and the relocation of corporate functions to Seattle Washington from Newport Beach California during the current quarter.
PART II — OTHER INFORMATION
Item 1. Legal Proceedings.
On February 26, 2008, the Company and several of its subsidiaries were named in a complaint by David Giersdorf, the former President of ACG in the Superior Court of Washington for King County. Mr. Giersdorf has alleged he was improperly terminated and has claimed damages which appear to be in excess of $70.0 million. Mr. Giersdorf’s claims, based on verbal agreements, include the following, among other things: (i) he left a tenured position with Holland America Line, which well-positioned him to be the President of this prior employer earning a multi-million dollar annual salary until retirement and (ii) his assistance in acquiring Windstar Cruises and his work in the transition of its vendors and employees entitles him to approximately $54.0 million; . Subsequent to the period ended June 30, 2009, the Company and Mr. Giersdorf entered into an amicable settlement of all of Mr. Giersdor’s claims.
Item 1A. Risk Factors.
We have had several significant changes to our business and operations during the nine months ended June 30, 2009, including, but not limited to, changes to our management team, the sale of our Marine Group and the Housing portion of our travel and events business, changes in our internal controls environment, and the move of our corporate functions to Seattle Washington from Newport Beach, California. In addition, in February 2009, we announced our intention to sell our non-Windstar Cruises related assets and are working towards selling and/or exiting our remaining non-Windstar related businesses. Our success is dependent upon our ability to dispose of our non-Windstar related assets and effectively transition our business in light of the changes we have experienced. The failure to effectively transition our business and operations could adversely affect our business, financial condition and results of operations.
Item 1A of Part I of our Form 10-K for the year ended December 31, 2008, summarizes additional material risks that investors should carefully consider before deciding to buy or maintain an investment in our securities. Any of those risks, if they actually occur, would likely harm our business, financial condition and results of operations and could cause the trading price of our common stock to decline. There are no material changes to the risk factors set forth in the above-referenced report.
Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.
None.
Item 3. Defaults Upon Senior Securities.
None.
Item 4. Submission of Matters to a Vote of Security Holders.
At our annual meeting of stockholders on June 9, 2009, the following matters were voted upon and approved:
(a)	Election of Directors to hold office for a three-year term or until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld
Daniel J. Englander	8,821,352	317,767
The terms of office of each of our directors, Arthur A. Rodney, Rafer L. Johnson and J. Hale Hoak, continued after our annual meeting.

(b)	To effect a reverse stock split and reduce the number of authorized shares:

Votes For	Votes Against	Abstain	Broker Non-vote
8,949,029	267,727	22,362	0
Item 5. Other Information.
None.
Item 6. Exhibits.

Exhibit No.	Description

31.1	Certification of Chief Executive Officer Required by Rule 13a-14(a) of the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (1)

31.2	Certification of Chief Financial Officer Required by Rule 13a-14(a) of the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (1)

32.1	Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (1)

32.2	Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (1)

(1)	Attached hereto.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC. (Registrant)
Date: August 14, 2009	By:	/s/ Mark T. Detillion
Mark T. Detillion
Chief Financial Officer, (Principal Financial Officer and Duly Authorized Officer)

Exhibit Index

Exhibit No.	Description

31.1	Certification of Chief Executive Officer Required by Rule 13a-14(a) of the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (1)

31.2	Certification of Chief Financial Officer Required by Rule 13a-14(a) of the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (1)

32.1	Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (1)

32.2	Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (1)

(1)	Attached hereto.

Exhibit 31.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER REQUIRED BY
RULE 13a-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AS ADOPTED
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Arthur A. Rodney, certify that:
1.	I have reviewed this Quarterly Report on Form 10-Q of Ambassadors International, Inc.;
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act rules 13a-15(f) and 15d-15(f)) for the registrant and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
5.	The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):
(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and
(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

August 14, 2009	/s/ Arthur A. Rodney
Arthur A. Rodney
Chief Executive Officer (Principal Executive Officer)

Exhibit 31.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER REQUIRED BY
RULE 13a-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AS ADOPTED
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Mark T. Detillion, certify that:
1.	I have reviewed this Quarterly Report on Form 10-Q of Ambassadors International, Inc.;
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act rules 13a-15(f) and 15d-15(f)) for the registrant and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
5.	The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):
(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and
(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

August 14, 2009	/s/ Mark T. Detillion
Mark T. Detillion
Chief Financial Officer (Principal Financial Officer)

Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Ambassadors International, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Arthur A. Rodney, Chief Executive Officer of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Arthur A. Rodney Arthur A. Rodney Chief Executive Officer (Principal Executive Officer) August 14, 2009
A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Ambassadors International, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Mark T. Detillion, Chief Financial Officer of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark T. Detillion Mark T. Detillion Chief Financial Officer (Principal Financial Officer) August 14, 2009
A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2009

Ambassadors International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26420	91-1688605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1071 Camelback Street Newport Beach, CA	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 759-5900

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) On July 6, 2009, the Audit Committee of the Board of Directors of Ambassadors International, Inc. (the “Company”) approved the dismissal of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm.

The audit report of E&Y on the Company’s consolidated financial statements as of and for the year ended December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion or was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph stating that “The accompanying financial statements have been prepared assuming that Ambassadors International, Inc. will continue as a going concern. The current economic environment is negatively impacting the Company. The Company has incurred recurring operating losses and is not in compliance with certain debt covenants at December 31, 2008. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. As more fully described in Note 1, the Company has announced plans to be a cruise only company and has initiated a plan to sell all non-Windstar assets. The 2008 financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.”

The audit report of E&Y on the Company’s consolidated financial statements as of and for the year ended December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion or was not qualified or modified as to uncertainty, audit scope or accounting principles.

The audit report of E&Y on the effectiveness of internal control over financial reporting as of December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2008 and the subsequent interim period through July 6, 2009, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in its reports.

During the two fiscal years ended December 31, 2008 and the subsequent interim period through July 6, 2009, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided E&Y with a copy of this report, and has requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of E&Y’s letter dated July 6, 2009 is attached as Exhibit 16.1 to this report.

(b) On July 6, 2009, the Audit Committee of the Board of Directors of the Company approved the engagement of Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm. During the years ended December 31, 2007 and 2008 and through July 6, 2009, neither the Company nor anyone on its behalf consulted with Moss Adams with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated July 6, 2009

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.

Date: July 7, 2009	By:	/s/ Mark T. Detillion
Mark T. Detillion Chief Financial Officer

3

Exhibit Index

16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated July 6, 2009

4

Exhibit 16.1

July 6, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Gentlemen:

We have read Item 4.01 of Form 8-K dated July 6, 2009, of Ambassadors International, Inc. and are in agreement with the statements contained in paragraphs 2 through 6 on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

/s/ Ernst & Young